UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29 , 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 29, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it had no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 15, 2008

“A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen California High

Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund, and the Nuveen California Insured Municipal Bond Fund

Portfolio managers John Miller, Johnathan N. Wilhelm, and Scott Romans examine key investment strategies and the performance of the Nuveen California High Yield Municipal Bond Fund, the Nuveen California Municipal Bond Fund, and the Nuveen California Insured Municipal Bond Fund. John Miller, who has 15 years of investment experience, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in 2006, while John Wilhelm, who has 18 years of investment experience, joined the Fund in March 2007. Scott Romans, who has 8 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

What factors had the greatest influence on the U.S. economy and the national and California municipal markets during the twelve-month period ended February 29, 2008?

These past twelve months were a remarkably volatile period for municipal bonds. While it began quietly enough, conditions began to be much more challenging in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell and yields rose dramatically in August.

While the tax-exempt bond market bounced back in the following month and generally remained stable for the remainder of 2007, conditions once again worsened late in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with the least amount of interest rate sensitivity. These bonds performed the best over the period, aided by an aggressive series of Federal Reserve rate cuts. Longer-duration bonds, which carry more interest rate risk, did relatively poorly. Against this backdrop, the yield curve steepened dramatically, with declining yields and rising prices on bonds with limited maturities and steady to weaker prices on longer-dated debt.

The risk-averse market environment also led to a dramatic widening of credit spreads, meaning that bonds with lower credit ratings significantly underperformed higher-quality issues, as investors demanded higher yields in compensation for the added credit risk.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with reduced demand served to further depress the market late in the period. Total new supply exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year. More than $66.5 billion worth of new municipal supply came to market in California during 2007, representing a year-over-year increase of 37 percent.

California’s economy has slowed dramatically in recent months, with significant declines in job growth. As of February 2008, the state’s unemployment rate was 5.7 percent, 0.7 percent higher than the previous year and almost a full percentage point above the national average. The state was helped by continued strength in its manufacturing, technology, and defense-related industries, although very high home prices and significant exposure to subprime loans was a major economic drag. At period end, California maintained a A1 credit rating from Moody’s Investors Services.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

	1-Year	5-Year	10-Year
Nuveen California High Yield Municipal Bond Fund
A Shares at NAV	-17.19%	N/A	N/A
A Shares at Offer	-20.69%	N/A	N/A
Lipper California Municipal Debt Funds Category Average[1]	-5.30%	2.52%	3.67%
Lehman Brothers California Municipal Bond Index[2]	-2.24%	3.46%	4.68%
Lehman Brothers High Yield Municipal Bond Index[3]	-6.82%	7.17%	5.11%

Nuveen California Municipal Bond Fund
A Shares at NAV	-5.65%	2.82%	3.53%
A Shares at Offer	-9.61%	1.95%	3.08%
Lipper California Municipal Debt Funds Category Average[1]	-5.30%	2.52%	3.67%
Lehman Brothers California Municipal Bond Index[2]	-2.24%	3.46%	4.68%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Nuveen California Insured Municipal Bond Fund
A Shares at NAV	-5.04%	2.17%	3.65%
A Shares at Offer	-9.06%	1.30%	3.21%
Lipper California Insured Municipal Debt Funds Category Average[1]	-4.76%	2.00%	3.51%
Lehman Brothers California Insured Municipal Bond Index[2]	-2.99%	3.18%	4.64%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper California Municipal Debt Funds Category contained 117, 102 and 73 funds for the one-year, five-year and ten-year periods ended February 29, 2008, and the Lipper California Insured Municipal Debt Funds Category had 22, 19 and 18 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers California Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt California bonds with maturities of two years or greater. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers High Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody’s Investors Service and below BBB by Standard & Poor’s or Fitch Ratings). Results for the Lehman indexes do not reflect any expenses. An index is not available for direct investment.

Annual Report    Page 3

How did the Funds perform during the twelve-month period?

The chart on page 3 provides total return performance information for the Funds for the one-, five-, and ten-year periods ended February 29, 2008. It compares that performance with their corresponding Lipper peer fund category averages and the appropriate national and California-specific Lehman Brothers indexes.

All of the Fund, index and peer group returns were negative for the one-year period, reflecting the difficult environment for municipal bonds during the latter part of 2007 and early 2008. The five- and ten-year returns cover a more varied set of market conditions.

Nuveen California High Yield Municipal Bond Fund

During the twelve-month reporting period, the Class A shares of the Nuveen California High Yield Municipal Bond Fund significantly trailed its Lipper peer group average as well as the Lehman Brothers California Municipal Bond Index and the national Lehman Brothers High Yield Municipal Bond Index. One reason for the Fund’s underperformance was its relatively long duration – meaning that the portfolio was sensitive to changes in interest rates. Long-duration bonds, especially those with lower credit ratings, significantly underperformed their shorter-duration counterparts in the difficult municipal market environment. Substantial credit spread widening was another big challenge for the period. In other words, as investors became more worried about risk, they demanded higher yields to purchase lower-rated bonds. The Fund’s significant allocation to tax-exempt securities rated BBB and lower was a significant source of underperformance as credit spreads reached historically wide levels. One specific sector that hurt the Fund’s return was special-taxing-district community development bonds. These bonds – which make up a fairly large portion of the California municipal market – greatly underperformed as the housing market slowed and the perceived risks of investing in this sector rose.

Nuveen California Municipal Bond Fund

During the period, the Nuveen California Municipal Bond Fund underperformed its Lipper peer group average, as well as the national Lehman Brothers Municipal Bond Index and the state-specific Lehman Brothers California Municipal Bond Index. As with the High Yield Fund, this Fund was hurt by its relatively long duration. In particular, the portfolio included a variety of inverse-floating-rate bonds, which offered attractive yield potential but significantly extended the portfolio’s duration.

To mitigate the portfolio’s longer-than-desired duration positioning and reduce our interest-rate risk, we entered into swap agreements in which the Fund was exposed to short positions in longer-term, taxable securities in exchange for receiving interest based on a shorter-term, floating, tax-free rates. These swaps were designed to reduce relative price volatility without significantly affecting the income stream of the Fund. However, contrary to historical trends, interest rates in the taxable and tax-exempt markets moved in opposite directions during the period, causing these swaps to underperform our expectations and to sharply reduce the protection these hedges were designed to provide.

On the positive side, older bonds with higher coupons performed relatively well, as their increased defensiveness enabled them to hold more of their value in a difficult municipal market. In addition, the Fund benefited from strong individual performance from a number of its shortest-duration bonds.

Nuveen California Insured Municipal Bond Fund

The Nuveen California Insured Municipal Bond Fund also underperformed its Lipper peer group average as well as the national Lehman Brothers Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index. Duration positioning had a negative impact on the performance of this Fund as well, although not to the same extent as the other Funds in this report. Specifically, the Fund was underexposed to the shortest-duration bonds, and owning more of this positive-performing category would have been helpful. This Fund also owned long-duration inverse floater positions, a significant source of underperformance.

However, the biggest negative influence in this Fund was its allocation to bonds guaranteed by certain municipal bond insurers whose credit

Annual Report    Page 4

ratings were downgraded because of concerns about the companies’ exposure to sub-prime mortgages. Although there was no change in the underlying credit quality of the bonds themselves, risk-averse investors began to price some of these securities as if they lacked bond insurance entirely.

What strategies were used to manage the Funds?

Nuveen California High Yield Municipal Bond Fund

One of the challenges we face in managing a California-specific high-yield bond portfolio is the need to stay adequately diversified. Accordingly, a main management focus during the period was to apply our bottom-up investment approach to find compelling value opportunities across a variety of sectors in the California high-yield universe. Given significant new issuance, we were successful in making the portfolio more diversified. For example, we were able to reduce exposure to land-secured bonds – a significant source of high-yield issuance in California – and add to our weighting in health care and other sectors where we believe that Nuveen has unique research capabilities. The Fund’s health care allocation increased during the period, as did its exposure to education, industrial development revenue, and multifamily housing bonds.

Although the second half of the period presented a very difficult performance environment, there was one positive aspect to widening credit spreads – it became significantly easier to find attractive values in the high-yield marketplace. We were able to take advantage of market conditions to buy bonds with good underlying credit quality at significantly lower prices than would have been available in previous years. Accordingly, whenever we found suitable opportunities, we replaced some of our highest-quality bond holdings with a variety of bonds rated A and BBB – two credit-rating categories that have historically offered an excellent risk/reward balance, in our view.

Nuveen California Municipal Bond Fund

During the first half of the period, portfolio activity was relatively modest and focused on taking advantage of periodic opportunities to invest in lower-rated credits – particularly in health care and bonds backed by the 1998 master tobacco settlement agreement, where we found large amounts of supply and where we could take advantage of Nuveen’s research capabilities to uncover attractive values.

In the second half of the period, however, as market conditions turned more volatile, our purchasing activity became much more opportunistically driven. Because we were relatively comfortable with how the portfolio was generally structured, our management approach varied based on overall market conditions. When things were relatively quiet, we bought insured and other high-quality positions that we believed could better withstand a return to volatile conditions. During periods of volatility – such as when credit spreads were widening dramatically and interest rates were rising – we looked for good opportunities to purchase lower-rated credits that we believed were very attractive.

One example of how we applied this latter strategy was in our purchases of community development district bonds. For most of the first half of the period, we were generally staying away from these land-secured deals because we believed they offered insufficient value. That situation changed dramatically in the second half of the year. As the interest rate and credit environment became more challenging, opportunities in this part of the market became more plentiful, enabling us to be more selective about these opportunities and add positions in this sector that we believed would provide our shareholders with good long-term value.

Another unique opportunity that emerged during the period was the ability to purchase auction-rate bonds and variable-rate demand notes at very favorable yields. Because the demand for these issues fell dramatically as liquidity dried up, we believed that these short-term securities were offering unusual value and took advantage of buying opportunities at various times. In addition, because of these bonds’ very short maturities, they provided us with a ready source of assets to use to fund attractive purchase candidates as they became available during the period.

Nuveen California Insured Municipal Bond Fund

Our management approach in the California Insured Municipal Bond Fund was quite similar to that employed in the uninsured California portfolio. For example, we sought to take advantage of volatile market conditions, especially

Annual Report    Page 5

in the period’s second half, to add value for the Fund’s investors. Although the vast majority of the Fund’s assets were invested in insured municipal debt – 84 percent of net assets at period end – we did take advantage of the Fund’s ability to invest a portion of the portfolio in uninsured debt by purchasing certain bonds with credit ratings of AA and A when we believed we had the opportunity to obtain exceptional value without subjecting our shareholders to excess credit risk.

In the insured Fund as well as in the uninsured California Fund, our sales activity was primarily concentrated on shorter-duration bonds, both to keep the Fund’s interest rate sensitivity sufficiently long relative to our internal target, and because we determined that longer-duration debt, despite its recent underperformance, was offering what we thought were better longer-term values.

Finally, we took advantage of volatility in the municipal market to initiate tax-loss swaps in the California Insured Fund, as well as in the uninsured Fund. This strategy entailed trading older, lower-yielding bonds for other securities offering similar levels of risk but higher prevailing yields. Besides helping us improve the portfolios’ income-generation potential, this approach also enabled us to recognize capital losses that we will be able to apply against future capital gains.

Dividend Information

During the reporting period, there was one increase in November for class B and C for the Nuveen California High yield Municipal Bond Fund, one increase in February for class B for the Nuveen California Municipal Bond Fund and one decrease for class A, B, C and R and one increase for class C for the Nuveen California Insured Municipal Bond Fund. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2008, all three Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.

Recent Developments Regarding Bond Insurance Companies and Fund Policy Changes

The Portfolios of Investments reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen funds’ Board of Trustees approved changes to the investment policies of all the Nuveen insured municipal open-end funds. The new policies require that (1) at least 80% of the funds’ net assets be invested in insured municipal bonds guaranteed by insurers rated “A” or better by at least one rating agency at the time of purchase; (2) at least 80% of the funds’ net assets must be invested in municipal bonds rated “AA” or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of the fund’s net assets may be invested in uninsured municipal bonds rated “A” to “BBB” by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes, effective March 20, 2008, are designed to increase portfolio manager flexibility and retain the insured nature of the funds’ investment portfolios for current and future environments.

Annual Report    Page 6

Nuveen California High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen California Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Indexes. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers High Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody’s Investors Service and below BBB by Standard & Poor’s or Fitch Ratings). The Lehman Brothers California Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt California bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen California Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with its respective Indexes. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured California municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 8

Fund Spotlight as of 2/29/08 Nuveen California High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$8.24	$8.23	$8.24	$8.24
Latest Monthly Dividend[1]	$0.0375	$0.0315	$0.0330	$0.0390
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0002	$0.0002	$0.0002	$0.0002
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08

A Shares	NAV	Offer
1-Year	-17.19%	-20.69%
Since Inception	-5.56%	-7.65%

B Shares	w/o CDSC	w/CDSC
1-Year	-17.86%	-21.02%
Since Inception	-6.31%	-8.14%

C Shares	NAV
1-Year	-17.61%
Since Inception	-6.09%

R Shares	NAV
1-Year	-17.04%
Since Inception	-5.39%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	5.46%	5.23%
30-Day Yield[3]	5.76%	—
SEC 30-Day Yield[3,4]	—	5.52%
Taxable-Equivalent Yield[4,5]	8.82%	8.45%

B Shares	NAV
Dividend Yield[3]	4.59%
30-Day Yield[3]	4.92%
Taxable-Equivalent Yield[5]	7.53%

C Shares	NAV
Dividend Yield[3]	4.81%
30-Day Yield[3]	5.14%
Taxable-Equivalent Yield[5]	7.87%

R Shares	NAV
Dividend Yield[3]	5.68%
SEC 30-Day Yield[3]	5.93%
Taxable-Equivalent Yield[5]	9.08%

Average Annual Total Returns as of 3/31/08

A Shares	NAV	Offer
1-Year	-13.52%	-17.14%
Since Inception	-3.64%	-5.69%

B Shares	w/o CDSC	w/CDSC
1-Year	-14.12%	-17.42%
Since Inception	-4.35%	-6.14%

C Shares	NAV
1-Year	-14.04%
Since Inception	-4.19%

R Shares	NAV
1-Year	-13.44%
Since Inception	-3.47%

Portfolio Statistics
Net Assets ($000)	$53,672
Average Effective Maturity on Securities (Years)	25.58
Average Duration	13.43

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.84%	1.43%	2/28/07
Class B	2.69%	2.19%	2/28/07
Class C	2.44%	1.99%	2/28/07
Class R	1.58%	1.23%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through June 30, 2009. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 9

Fund Spotlight as of 2/29/08 Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	48.2%
Housing/Multifamily	11.3%
Education and Civic Organizations	10.7%
Health Care	9.8%
Industrials	6.9%
Other	13.1%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC as of February 29, 2008. As explained earlier in the Portfolio Managers’ Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA. One or more rating agencies have placed this insurer on “negative credit watch”, which may presage one or more rating reductions for such insurer in the future. If the insurer’s ratings are further reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$891.80	$888.10	$889.10	$892.70	$1,018.40	$1,014.67	$1,015.66	$1,019.44
Expenses Incurred During Period	$6.11	$9.62	$8.69	$5.13	$6.52	$10.27	$9.27	$5.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.85%, and 1.09% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 2/29/08 Nuveen California Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.50	$9.50	$9.48	$9.49
Latest Monthly Dividend[1]	$0.0355	$0.0295	$0.0310	$0.0375
Inception Date	9/07/94	3/07/97	9/19/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-5.65%	-9.61%
5-Year	2.82%	1.95%
10-Year	3.53%	3.08%
B Shares	w/o CDSC	w/CDSC
1-Year	-6.28%	-9.90%
5-Year	2.08%	1.91%
10-Year	2.91%	2.91%
C Shares	NAV
1-Year	-6.07%
5-Year	2.27%
10-Year	2.96%
R Shares	NAV
1-Year	-5.43%
5-Year	3.02%
10-Year	3.74%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.48%	4.29%
30-Day Yield[2]	4.22%	—
SEC 30-Day Yield[2,3]	—	4.04%
Taxable-Equivalent Yield[3,4]	6.46%	6.19%
B Shares	NAV
Dividend Yield[2]	3.73%
30-Day Yield[2]	3.43%
Taxable-Equivalent Yield[4]	5.25%
C Shares	NAV
Dividend Yield[2]	3.92%
30-Day Yield[2]	3.64%
Taxable-Equivalent Yield[4]	5.57%
R Shares	NAV
Dividend Yield[2]	4.74%
SEC 30-Day Yield[2]	4.43%
Taxable-Equivalent Yield[4]	6.78%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	-2.20%	-6.33%
5-Year	3.52%	2.63%
10-Year	3.83%	3.39%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.94%	-6.69%
5-Year	2.73%	2.55%
10-Year	3.22%	3.22%
C Shares	NAV
1-Year	-2.73%
5-Year	2.94%
10-Year	3.26%
R Shares	NAV
1-Year	-1.97%
5-Year	3.72%
10-Year	4.04%

Portfolio Statistics
Net Assets ($000)	$304,086
Average Effective Maturity on Securities (Years)	19.38
Average Duration	8.88

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.09%	1.08%	2/28/07
Class B	1.85%	1.83%	2/28/07
Class C	1.64%	1.63%	2/28/07
Class R	0.89%	0.88%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 11

Fund Spotlight as of 2/29/08 Nuveen California Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	23.2%
Health Care	16.3%
Tax Obligation/General	14.6%
U.S. Guaranteed	10.4%
Utilities	9.0%
Water and Sewer	6.5%
Consumer Staples	4.7%
Housing/Multifamily	3.5%
Other	11.8%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Managers’ Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments (excluding derivative transactions) as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$966.50	$963.80	$963.80	$967.60	$1,020.24	$1,016.51	$1,017.50	$1,021.23
Expenses Incurred During Period	$4.55	$8.20	$7.23	$3.57	$4.67	$8.42	$7.42	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.48%, and ..73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 2/29/08 Nuveen California Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.83	$9.85	$9.78	$9.84
Latest Monthly Dividend[1]	$0.0345	$0.0280	$0.0295	$0.0360
Latest Capital Gain Distribution[2]	$0.0613	$0.0613	$0.0613	$0.0613
Inception Date	9/07/94	3/07/97	9/13/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-5.04%	-9.06%
5-Year	2.17%	1.30%
10-Year	3.65%	3.21%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.77%	-9.40%
5-Year	1.40%	1.23%
10-Year	3.04%	3.04%
C Shares	NAV
1-Year	-5.62%
5-Year	1.60%
10-Year	3.08%
R Shares	NAV
1-Year	-4.87%
5-Year	2.37%
10-Year	3.86%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.21%	4.04%
30-Day Yield[3]	3.98%	—
SEC 30-Day Yield[3,4]	—	3.82%
Taxable-Equivalent Yield[4,5]	6.09%	5.85%
B Shares	NAV
Dividend Yield[3]	3.41%
30-Day Yield[3]	3.19%
Taxable-Equivalent Yield[5]	4.89%
C Shares	NAV
Dividend Yield[3]	3.62%
30-Day Yield[3]	3.40%
Taxable-Equivalent Yield[5]	5.21%
R Shares	NAV
Dividend Yield[3]	4.39%
SEC 30-Day Yield[3]	4.20%
Taxable-Equivalent Yield[5]	6.43%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	-0.53%	-4.69%
5-Year	3.00%	2.12%
10-Year	4.08%	3.63%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.21%	-5.01%
5-Year	2.24%	2.07%
10-Year	3.44%	3.44%
C Shares	NAV
1-Year	-1.12%
5-Year	2.43%
10-Year	3.51%
R Shares	NAV
1-Year	-0.36%
5-Year	3.19%
10-Year	4.28%

Portfolio Statistics
Net Assets ($000)	$213,495
Average Effective Maturity on Securities (Years)	19.61
Average Duration	9.93

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.86%	0.85%	2/28/07
Class B	1.61%	1.61%	2/28/07
Class C	1.41%	1.40%	2/28/07
Class R	0.66%	0.66%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.
2	Paid November 13, 2007. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 13

Fund Spotlight as of as of 2/29/08 Nuveen California Insured Municipal Bond Fund

Bond Credit Quality1,2

As of February 29, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries2

Tax Obligation/Limited	20.2%
Tax Obligation/General	19.0%
Transportation	12.3%
Health Care	10.0%
U.S. Guaranteed	9.4%
Utilities	7.0%
Water and Sewer	6.3%
Housing/Single Family	6.1%
Education and Civic Organizations	5.5%
Housing/Multifamily	4.2%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$966.50	$963.80	$963.80	967.60	$1,020.59	$1,016.86	$1,017.85	$1,021.58
Expenses Incurred During Period	$4.20	$7.86	$6.88	$3.23	$4.32	$8.07	$7.07	$3.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and ..66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 14

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen California High Yield Municipal Bond Fund was subsequently adjourned to October 22, 2007 and additionally adjourned to November 8, 2007.

	Nuveen California High Yield Municipal Bond Fund	Nuveen California Municipal Bond Fund	Nuveen California Insured Municipal Bond Fund
To approve a new investment management agreement:
For	2,049,090	16,423,171	11,074,422
Against	64,732	435,986	481,845
Abstain	27,447	660,478	795,692
Broker Non-Votes	820,529	5,680,950	3,572,333
Total	2,961,798	23,200,585	15,924,292

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	2,873,627	22,750,637	15,422,915
Withhold	88,171	449,948	501,377
Total	2,961,798	23,200,585	15,924,292
Jack B. Evans
For	2,871,508	22,767,650	15,433,470
Withhold	90,290	432,935	490,822
Total	2,961,798	23,200,585	15,924,292
William C. Hunter
For	2,873,627	22,767,747	15,429,819
Withhold	88,171	432,838	494,473
Total	2,961,798	23,200,585	15,924,292
David J. Kundert
For	2,873,627	22,765,025	15,424,509
Withhold	88,171	435,560	499,783
Total	2,961,798	23,200,585	15,924,292
William J. Schneider
For	2,871,508	22,771,524	15,424,518
Withhold	90,290	429,061	499,774
Total	2,961,798	23,200,585	15,924,292
Timothy R. Schwertfeger
For	2,873,627	22,763,434	15,402,892
Withhold	88,171	437,151	521,400
Total	2,961,798	23,200,585	15,924,292
Judith M. Stockdale
For	2,873,627	22,760,804	15,421,466
Withhold	88,171	439,781	502,826
Total	2,961,798	23,200,585	15,924,292

Shareholder

Meeting Report (continued)

	Nuveen California High Yield Municipal Bond Fund	Nuveen California Municipal Bond Fund	Nuveen California Insured Municipal Bond Fund
Approval of the Board Members was reached as follows:
Carole E. Stone
For	2,871,508	22,755,053	15,420,838
Withhold	90,290	445,532	503,454
Total	2,961,798	23,200,585	15,924,292

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	2,884,525	22,502,686	15,278,083
Against	39,570	185,964	193,304
Abstain	37,703	511,935	452,905
Total	2,961,798	23,200,585	15,924,292

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 3.3%

$300	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	$294,348

135	California Pollution Control Financing Authority, Revenue Bonds, General Motors Corporation, Series 1984, 5.500%, 4/01/08	3/08 at 100.00	B–	134,803

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	938,000

420	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	390,709
1,855	Total Consumer Discretionary			1,757,860
	Consumer Staples – 3.9%

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	787,870

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
500	5.750%, 6/01/47	6/17 at 100.00	BBB	446,935
250	5.125%, 6/01/47	6/17 at 100.00	BBB	201,383

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
50	5.000%, 6/01/37	6/14 at 100.00	BBB	40,454
750	5.125%, 6/01/46	6/14 at 100.00	BBB	605,003
2,550	Total Consumer Staples			2,081,645
	Education and Civic Organizations – 11.8%

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	862,288

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (4)	10/15 at 100.00	A3	68,321

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	90,816

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	820,890

1,065	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	866,505

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	162,084

400	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	313,128

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	BBB	85,370

1,100	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005, 5.000%, 8/15/25	8/15 at 100.00	N/R	985,776

200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	166,976

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	481,218

110	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	91,564

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	91,310

17

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB	$55,044

400	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	339,992

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	885,301
7,640	Total Education and Civic Organizations			6,366,583
	Energy – 0.8%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	412,790
	Health Care – 10.8%

50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	44,096

1,425	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/08 at 100.00	BB	1,365,263

500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 9.162%, 11/15/46 (IF)	11/16 at 100.00	AA–	378,790

1,500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,224,509

1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	820,800

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
100	5.250%, 7/01/24	7/15 at 100.00	BBB+	92,642
750	5.250%, 7/01/30	7/15 at 100.00	BBB+	664,395
15	5.250%, 7/01/35	7/15 at 100.00	BBB+	13,098
50	5.000%, 7/01/39	7/15 at 100.00	BBB+	41,097

200	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	178,086

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	87,369

1,000	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	853,130

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	53,697
6,750	Total Health Care			5,816,972
	Housing/Multifamily – 12.5%

1,400	California Mobile Home Park Financing Authority, Union City Tropics Mobile Home Park Revenue Bonds, Series 2006A, 5.000%, 12/15/41	12/16 at 100.00	BBB+	1,150,659

200	California Mobile Home Park Financing Authority, Union City Tropics Mobile Home Park Subordinate Revenue Bonds, Series 2006B, 5.375%, 12/15/31	12/16 at 100.00	N/R	165,280

900	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	735,480

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	866,550

760	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A, 5.000%, 12/15/37	12/17 at 100.00	A–	648,979

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.000%, 5/15/31	5/16 at 100.00	BBB–	835,540

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$100	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	$84,771

120	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	122,453

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/12 at 100.00	A+	991,300

750	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	Aaa	689,273

500	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	436,940
7,980	Total Housing/Multifamily			6,727,225
	Housing/Single Family – 1.3%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	Aa2	426,810

500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1021, 7.216%, 8/01/31 (Alternative Minimum Tax) (IF)	2/16 at 100.00	Aa2	283,215
1,000	Total Housing/Single Family			710,025
	Industrials – 7.6%

20	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	3/08 at 100.00	N/R	19,418

680	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–	625,287

150	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	144,284

565	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	505,720

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	426,380

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	820,490

250	California Statewide Communities Development Authority, Sewer and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch Project, Series 2007, 4.800%, 9/01/46 (Alternative Minimum Tax)	3/12 at 100.00	A	196,115

265	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	223,149

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	86,670

400	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)	4/12 at 100.00	B+	347,316

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	674,415
4,680	Total Industrials			4,069,244
	Long-Term Care – 1.6%

40	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation Refunding, American Baptist Homes of the West, Series 1998A, 6.200%, 10/01/27	4/08 at 102.00	BBB–	40,022

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	772,190

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	49,117
1,090	Total Long-Term Care			861,329

19

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 1.4%

$400	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	$345,664

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B	423,055
900	Total Tax Obligation/General			768,719
	Tax Obligation/Limited – 53.4%

	ABAG Finance Authority for Non-Profit Corporations, California, Community Facilities District 2006-1 Rincon Hills Special Tax Bonds, Series 2006A:
100	5.200%, 9/01/26	9/16 at 100.00	N/R	86,460
1,000	5.250%, 9/01/36	9/16 at 100.00	N/R	827,030

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	790,930

100	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A, 5.600%, 9/01/25	9/15 at 102.00	N/R	90,508

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/08 at 103.00	N/R	234,942

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	870,880

7,475	Calabasas, California, Certificates of Participation, Series 2006, 4.500%, 12/01/41 – AMBAC Insured (UB)	12/16 at 100.00	AAA	6,032,923

150	Calaveras County Community Facilities District 2, California, Special Tax Bonds, Saddle Creek, Series 2006, 5.000%, 9/01/26	3/08 at 103.00	N/R	125,061

1,200	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A, 5.200%, 9/02/35	9/12 at 100.00	N/R	982,260

135	Carson Public Financing Authority, California, Reassessment Revenue Bonds, Series 2006B, 5.000%, 9/02/31	3/17 at 100.00	N/R	109,453

240	Chino Hills, California, Certificates of Participation, Civic Center Interim Financing Project, Series 2007, 5.000%, 9/01/26 (4)	3/08 at 100.00	A	217,123

125	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	106,806

200	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2007, 5.000%, 9/01/37	3/08 at 103.00	N/R	154,316

500	Dinuba Financing Authority, California, Measure R Road Improvement Lease Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	414,080

200	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/08 at 102.00	N/R	160,100

100	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	83,257

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/08 at 102.00	N/R	82,616

50	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	39,594

200	Escondido, California, Special Tax Bonds, Community Facilities District 2006-1 Eureka Ranch, Series 2006, 5.150%, 9/01/36	9/16 at 100.00	N/R	159,630

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	406,985

1,200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A	1,054,043

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/08 at 103.00	N/R	866,090

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	157,954

300	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	233,034

485	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/08 at 103.00	N/R	503,740

125	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	106,319

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$50	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-6, Center Townhomes, Series 2006, 5.350%, 9/01/36	9/12 at 102.00	N/R	$41,712

100	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	81,451

200	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A, 5.000%, 9/01/36	9/14 at 102.00	N/R	155,858

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/08 at 103.00	N/R	105,516

620	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006, 5.300%, 9/01/38	9/16 at 100.00	N/R	497,352

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	51,945

1,000	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	771,580

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	9/16 at 100.00	N/R	104,033

500	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/08 at 103.00	N/R	436,890

600	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/08 at 103.00	N/R	462,948

750	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	642,825

125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	102,758

1,000	Rancho Santa Fe Community Services District, California, Community Facilities District 1, Special Tax Bonds, Series 2007, 5.125%, 9/01/30	9/15 at 102.00	N/R	820,770

125	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	98,330

1,275	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	Aaa	1,015,002

415	Roseville, California, Special Tax Bonds, Community Facilities District 1 – The Fountains, Series 2008, 6.125%, 9/01/38	9/18 at 100.00	N/R	373,786

425	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.250%, 9/01/25	3/08 at 103.00	N/R	357,213

125	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	N/R	98,433

1,000	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	882,030

480	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/08 at 100.00	N/R	439,190

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	79,915

2,825	San Mateo County Joint Powers Financing Authority, California, Lease Revenue Bonds, Youth Services Campus Project, Adjustable Rate Series 2003C, 4.679%, 7/15/36 – AMBAC Insured (5)	No Opt. Call	AAA	2,824,996

700	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	568,463

1,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2001-1 Special Tax Bonds, Series 2007A, 5.625%, 9/01/37	3/08 at 103.00	N/R	851,780

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	3/08 at 103.00	N/R	420,185

800	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	8/08 at 100.00	N/R	803,008

300	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	232,236

21

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$390	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	$336,531

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	107,101
33,845	Total Tax Obligation/Limited			28,659,971
	Transportation – 1.4%

85	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	69,334

150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	132,314

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	32,429
50	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	44,220

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	225,678

15	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	6/08 at 100.00	CCC+	13,187

245	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+	211,256
830	Total Transportation			728,418
	U.S. Guaranteed – 0.1% (6)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
10	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	10,954
15	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	16,978
25	Total U.S. Guaranteed			27,932
	Water and Sewer – 0.8%

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	414,080
$70,145	Total Investments (cost $68,658,957) – 110.7%			59,402,793

	Floating Rate Obligations – (10.4)%			(5,605,000)

	Other Assets Less Liabilities – (0.3)%			(125,388)

	Net Assets – 100%			$53,672,405

Futures Contracts outstanding at February 29, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at February 29, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	Short	(58)	6/08	$(6,880,250)	$(2,006)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflect the ratings on certain bonds insured by AMBAC as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA . As of February 29, 2008, one or more rating agencies have placed this insurer on “negative credit watch”, which may presage one or more rating reductions for such insurer in the future. If the insurer’s ratings are further reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer.

(4)	Portion of investment, with an aggregate market value of $104,508, has been pledged to collateralize the net payment obligations under futures contracts.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

N/R	Not rated.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

22

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.7%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$3,280,480

615	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	564,816

3,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	3,128,545

12,135	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	7,247,628
19,750	Total Consumer Staples			14,221,469
	Education and Civic Organizations – 3.3%

1,775	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – MBIA Insured	10/15 at 100.00	Aaa	1,696,013

150	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	136,641

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	101,086
135	5.000%, 11/01/25	11/15 at 100.00	A2	124,976

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–	2,403,106

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	AAA	2,415,550

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/08 at 104.00	N/R	1,542,735

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,670,380
11,125	Total Education and Civic Organizations			10,090,487
	Health Care – 16.1%

3,080	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/08 at 100.00	BB	2,950,886

550	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34	11/15 at 100.00	A2	507,359

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
1,360	5.000%, 4/01/37	4/16 at 100.00	A+	1,203,559
4,500	5.250%, 3/01/45	3/16 at 100.00	A+	4,118,355

565	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 9.162%, 11/15/46 (IF)	11/16 at 100.00	AA–	428,033

10,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AAA	9,184,999

2,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,632,680

4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37	10/17 at 100.00	A+	3,557,400

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB+	885,860

3,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB+	3,359,738

3,955	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	3,507,927

23

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$1,508,765

4,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	3,553,215

6,460	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	A3	5,713,159

6,000	Santa Clara County Financing Authority, California, Auction Rate Revenue Bonds, El Camino Hospital, Series 2007B, 6.000%, 2/01/41 – AMBAC Insured	No Opt. Call	AAA	6,000,000

1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	893,200
53,925	Total Health Care			49,005,135
	Housing/Multifamily – 3.4%

1,950	ABAG Finance Authority for Non-Profit Corporations, California, Multifamily Housing Revenue Refunding Bonds, United Dominion/2000 Post Apartments, Series 2000B, 6.250%, 8/15/30 (Mandatory put 8/15/08)	No Opt. Call	BBB	1,975,311

3,125	California Statewide Community Development Authority, Revenue Refunding Bonds, Irvine Apartment Communities Development, Series 1998A, 5.100%, 5/15/25 (Mandatory put 5/17/10)	7/08 at 101.00	N/R	3,124,438

2,000	Riverside County, California, Mobile Home Park Revenue Bonds, Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29	3/09 at 102.00	N/R	1,834,400

2,000	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/08 at 102.00	N/R	1,826,760

1,620	Stanton, California, Multifamily Housing Revenue Bonds, Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29 (Mandatory put 8/01/09) (Alternative Minimum Tax)	5/08 at 101.50	AAA	1,646,649
10,695	Total Housing/Multifamily			10,407,558
	Housing/Single Family – 2.1%

410	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	425,199

5,900	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Lehman Municipal Trust Receipts K43W, 6.760%, 8/01/26 (Alternative Minimum Tax) (IF)	2/16 at 100.00	Aa2	3,501,296

40	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative Minimum Tax)	No Opt. Call	AAA	40,729

2,470	California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2007C, 5.400%, 8/01/35 (Alternative Minimum Tax)	2/17 at 104.00	Aaa	2,453,451
8,820	Total Housing/Single Family			6,420,675
	Industrials – 0.9%

750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	721,418

2,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	1,790,160
2,750	Total Industrials			2,511,578
	Long-Term Care – 2.6%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A+	1,835,422
2,130	5.600%, 8/15/34	8/14 at 100.00	A+	2,091,021

4,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	4/08 at 102.00	BBB–	4,070,268
8,230	Total Long-Term Care			7,996,711

24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 14.4%

$1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A	$1,421,210

10,000	California, General Obligation Bonds, Series 2002, 6.000%, 2/01/15 – FSA Insured (UB)	No Opt. Call	AAA	11,336,200

	California, General Obligation Bonds, Series 2004:
2,500	5.000%, 2/01/20	2/14 at 100.00	A+	2,499,675
1,000	5.000%, 4/01/21	4/14 at 100.00	A+	987,480
6,000	5.125%, 4/01/23	4/14 at 100.00	A+	5,842,980

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	1,094,910
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	A	1,642,365

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,475	5.250%, 8/01/22 – MBIA Insured	8/16 at 100.00	AAA	1,494,765
1,120	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	1,121,758

	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Series 2005B:
5,080	5.000%, 8/01/21 – FGIC Insured	8/15 at 100.00	AA–	5,148,936
2,350	5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA–	2,308,288

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	A1	1,918,400

1,350	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/21 - FSA Insured	8/15 at 100.00	AAA	1,372,545

275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	268,642

2,000	San Diego Unified School District, California, General Obligation Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/22 – MBIA Insured	7/10 at 100.00	AAA	2,092,460

1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – MBIA Insured	9/15 at 100.00	AAA	1,336,342

2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/20 – FSA Insured	8/11 at 101.00	AAA	2,027,220
42,430	Total Tax Obligation/General			43,914,176
	Tax Obligation/Limited – 23.0%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AAA	2,810,010

525	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA+	552,909

350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	326,855

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	AAA	2,273,375

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A3	1,895,928

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
180	5.000%, 9/01/26	9/16 at 100.00	N/R	157,945
420	5.125%, 9/01/36	9/16 at 100.00	N/R	357,231

2,000	La Mirada Redevelopment Agency, California, Special Tax Refunding Bonds, Community Facilities District 89-1, Civic Theatre Project, Series 1998, 5.700%, 10/01/20	10/08 at 102.00	N/R	1,916,900

2,500	Lancaster Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Combined Redevelopment Project Areas, Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	A	2,349,975

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	A	1,783,905

25

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	A	$1,068,435

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aaa	572,361

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – FSA Insured	9/13 at 100.00	AAA	2,501,175

995	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	3/08 at 103.00	N/R	966,324

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	702,709
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,078,200

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – MBIA Insured (4)	8/17 at 100.00	AAA	6,643,824

575	Ontario, California, Assessment District 100C Limited Obligation Improvement Bonds, California Commerce Center Phase III, Series 1991, 8.000%, 9/02/11	3/08 at 103.00	N/R	601,761

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	AAA	1,534,624

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AAA	1,080,759

2,000	Poway, California, Community Facilities District 88-1, Special Tax Refunding Bonds, Parkway Business Centre, Series 1998, 6.750%, 8/15/15	8/08 at 102.00	N/R	2,053,880

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/08 at 100.00	N/R	1,645,510

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A–	282,692

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AAA	366,031

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	AAA	1,042,970

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	AA–	534,430

995	Sacramento County, Laguna, California, Special Tax Refunding Bonds, Community Facilities District 1 – Laguna Creek Ranch, Series 1997, 5.700%, 12/01/20	6/08 at 102.00	N/R	944,842

2,880	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/24 – AMBAC Insured	7/11 at 102.00	AAA	2,894,429

7,090	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	4/08 at 102.00	A	7,240,945

2,805	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – MBIA Insured	6/15 at 100.00	AAA	2,845,701

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AAA	1,387,595

4,000	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	7/08 at 100.50	A	4,025,200

1,025	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/23 – FGIC Insured	9/14 at 100.00	A	1,015,027

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	A3	6,202,793

2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AAA	2,432,325

26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R		$1,800,900

835	Vallejo Public Financing Authority, California, Limited Obligation Revenue Refinancing Bonds, Fairground Drive Assessment District 65, Series 1998, 5.700%, 9/02/11	No Opt. Call	N/R		850,640

1,120	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	AAA		1,048,242
72,430	Total Tax Obligation/Limited				69,789,357
	Transportation – 2.9%

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/28	1/14 at 101.00	BBB–		2,438,150

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		264,061
240	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		212,256

	Port of Oakland, California, Revenue Bonds, Series 2000K:
2,000	5.500%, 11/01/09 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+		2,060,960
4,000	5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	A+		3,936,360
9,275	Total Transportation				8,911,787
	U.S. Guaranteed – 10.3% (5)

3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2001D, 5.000%, 4/01/16 (Pre-refunded 4/01/11)	4/11 at 100.00	AA	(5)	3,168,840

4,200	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		4,549,692

3,115	California Educational Facilities Authority, Revenue Bonds, Pooled College and University Projects, Series 2000C, 6.750%, 6/01/30 (ETM)	6/10 at 101.00	Baa3	(5)	3,323,456

3,000	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – FSA Insured (ETM)	No Opt. Call	AAA		3,081,870

1,000	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 2001, 5.625%, 2/01/21 (Pre-refunded 2/01/11)	2/11 at 101.00	AAA		1,079,460

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	A–	(5)	2,837,975

1,035	Escondido Union School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.250%, 8/01/23 (Pre-refunded 8/01/12) – FSA Insured	8/12 at 100.00	AAA		1,120,181

5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		5,476,750

2,070	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		2,479,467

1,400	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A+	(5)	1,517,124

2,475	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – MBIA Insured	5/12 at 100.00	AAA		2,671,391
28,795	Total U.S. Guaranteed				31,306,206
	Utilities – 9.0%

2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.300%, 12/01/18 (6)	6/08 at 100.50	N/R		2,219,742

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2001A-1:
5,000	5.250%, 7/01/15	7/11 at 100.00	AA–		5,286,150
10,000	5.250%, 7/01/21 – FSA Insured	7/11 at 100.00	AAA		10,259,695

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AAA		503,575

27

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – FSA Insured	7/15 at 100.00	AAA	$4,845,650

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	A–	574,035

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3	3,568,409
27,030	Total Utilities			27,257,256
	Water and Sewer – 6.4%

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA	2,027,920

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AAA	1,687,997

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – MBIA Insured	9/16 at 100.00	AAA	1,170,788

5,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA	4,766,050

455	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AAA	430,075

4,250	Los Angeles Department of Water and Power, California, Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41	7/11 at 100.00	AA	4,108,093

435	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – MBIA Insured	6/16 at 100.00	AAA	402,854

1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 – MBIA Insured	10/14 at 100.00	AAA	1,468,905

1,190	Pasadena, California, Water Revenue Refunding Bonds, Series 2003, 5.000%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA	1,204,435

1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	AAA	1,667,818

625	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	599,781
20,155	Total Water and Sewer			19,534,716
$315,410	Total Investments (cost $315,961,133) – 99.1%			301,367,111

	Floating Rate Obligations – (2.2)%			(6,665,000)

	Other Assets Less Liabilities – 3.1%			9,384,029

	Net Assets – 100%			$304,086,140

Forward Swaps outstanding at February 29, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$5,000,000	Receive	3-Month USD-LIBOR	5.614%	Semi-Annually	4/23/08	4/23/38	$(577,960)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

28

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Portion of investment, with an aggregate market value of $364,942, has been pledged to collateralize the net payment obligations under forward swap contracts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of the Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently the Fund continues to accrue interest on this obligation.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

29

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 5.4%

$2,125	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – MBIA Insured (Alternative Minimum Tax)	3/08 at 102.00	Aaa	$2,143,764

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	AAA	2,415,550

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AAA	2,166,008

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	AAA	4,764,100
11,875	Total Education and Civic Organizations			11,489,422
	Health Care – 9.9%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – FSA Insured	7/08 at 102.00	AAA	1,985,620

2,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,287,975

5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 – MBIA Insured	11/16 at 100.00	AAA	4,592,500

4,000	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/31 – FSA Insured	8/09 at 101.00	AAA	4,015,400

4,170	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	3,553,215

5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aaa	4,692,750
22,670	Total Health Care			21,127,460
	Housing/Multifamily – 4.1%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA	3,922,470

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	AAA	3,670,204

1,285	Santa Cruz County Housing Authority, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Northgate Apartments, Series 1999A, 5.500%, 7/20/40 (Alternative Minimum Tax)	7/09 at 102.00	AAA	1,212,809
9,330	Total Housing/Multifamily			8,805,483
	Housing/Single Family – 6.0%

	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A:
3,500	5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AAA	3,548,370
5,000	5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AAA	4,962,200

350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Aa2	362,975

1,550	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	1,575,606

2,475	California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2007C, 5.400%, 8/01/35 (Alternative Minimum Tax)	2/17 at 104.00	Aaa	2,458,418
12,875	Total Housing/Single Family			12,907,569
	Tax Obligation/General – 18.8%

	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,425	5.250%, 8/01/20 – MBIA Insured	8/14 at 100.00	AAA	1,454,498
1,570	5.250%, 8/01/21 – MBIA Insured	8/14 at 100.00	AAA	1,592,985

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – FSA Insured	8/16 at 100.00	AAA	6,686,789

30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,040	Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/15 at 100.00	A+	$2,007,197

1,365	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 5.250%, 9/01/20 – FGIC Insured	9/14 at 100.00	A+	1,393,624

1,610	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – FSA Insured	8/12 at 101.00	AAA	1,636,485

1,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 – FGIC Insured	8/12 at 101.00	Aa3	1,002,550

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,900	5.250%, 8/01/24 – MBIA Insured	8/16 at 100.00	AAA	1,904,788
1,000	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	1,001,570

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1998A:
2,650	0.000%, 8/01/19 – MBIA Insured	8/13 at 68.56	AAA	1,359,503
2,755	0.000%, 8/01/20 – MBIA Insured	8/13 at 63.85	AAA	1,306,531

2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FSA Insured	8/14 at 100.00	AAA	2,523,125

	Imperial Community College District, Imperial County, California, General Obligation Bonds, Series 2005:
1,330	5.000%, 8/01/23 – FGIC Insured	8/14 at 100.00	A	1,274,473
1,510	5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	A	1,434,923

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	A	1,421,660

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A3	2,284,173

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	263,758

1,590	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – MBIA Insured	7/15 at 100.00	Aaa	1,560,903

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – XLCA Insured	7/14 at 101.00	A–	3,753,761

1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FSA Insured	8/14 at 100.00	AAA	1,000,500

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – MBIA Insured	No Opt. Call	AAA	2,175,667

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A	991,850
44,390	Total Tax Obligation/General			40,031,313
	Tax Obligation/Limited – 20.0%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AAA	1,793,723

315	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured	No Opt. Call	AAA	348,847

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	AAA	1,527,416

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – FSA Insured	8/11 at 101.00	AAA	2,237,963

1,960	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AAA	1,914,763

335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	312,846

31

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$960	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	AAA	$884,093

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – MBIA Insured	9/15 at 100.00	AAA	1,297,380

2,285	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 5.000%, 10/01/21 – MBIA Insured	10/14 at 100.00	AAA	2,287,445

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – FSA Insured	10/14 at 100.00	AAA	1,158,883

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	AAA	2,273,375

1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – XLCA Insured	9/16 at 100.00	A–	1,714,402

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	AAA	4,216,062

1,830	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aaa	1,662,573

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – FSA Insured	12/14 at 100.00	AAA	1,016,600

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – MBIA Insured	No Opt. Call	AAA	4,848,093

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AAA	1,080,759

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	A–	268,789

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – MBIA Insured	6/12 at 101.00	AAA	8,104,799

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AAA	346,766

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AAA	3,344,905
53,395	Total Tax Obligation/Limited			42,640,482
	Transportation – 12.1%

18,220	Alameda Corridor Transporation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/35 – MBIA Insured	No Opt. Call	AAA	3,398,577

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – MBIA Insured	1/10 at 100.00	AAA	5,919,354

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – MBIA Insured	1/10 at 101.00	AAA	3,255,879

2,000	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	A+	1,968,180

625	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2000, Issue 26B, 5.000%, 5/01/21 – FGIC Insured	5/10 at 101.00	A1	625,188

3,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series Issue 16A, 5.375%, 5/01/16 – FSA Insured (Alternative Minimum Tax)	5/08 at 101.00	AAA	3,510,252

5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AAA	4,633,500

32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/08 at 101.00	AAA		$1,240,812

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – FSA Insured (Alternative Minimum Tax)	7/08 at 102.00	AAA		1,348,156
41,680	Total Transportation				25,899,898
	U.S. Guaranteed – 9.3% (4)

620	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA		702,919

3,200	California, Various Purpose General Obligation Bonds, Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) – MBIA Insured	3/10 at 101.00	AAA		3,420,384

3,305	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002C, 5.200%, 8/01/32 – FGIC Insured (ETM)	8/10 at 102.00	A	(4)	3,185,392

2,695	Desert Community College District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/23 (Pre-refunded 8/01/14) – MBIA Insured	8/14 at 100.00	AAA		2,906,342

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA		5,383,649

4,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AAA		4,236,920
18,820	Total U.S. Guaranteed				19,835,606
	Utilities – 6.9%

5,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – MBIA Insured (Alternative Minimum Tax)	4/11 at 102.00	AAA		5,143,750

1,000	California Pollution Control Financing Authority, Revenue Refunding Bonds, Southern California Edison Company, Series 1999B, 5.450%, 9/01/29 – MBIA Insured	9/09 at 101.00	AAA		1,002,210

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	A–		555,367

3,500	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 – MBIA Insured	7/08 at 101.00	AAA		3,486,875

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	AAA		1,874,184

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA		2,654,424
14,745	Total Utilities				14,716,810
	Water and Sewer – 6.2%

3,070	California Special District Finance Program, Certificates of Participation, Water and Wastewater Revenue Bonds, Jurupa Community Services District, Series 2001NN, 5.250%, 9/01/32 – MBIA Insured	9/10 at 100.00	AAA		2,979,404

1,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – FSA Insured	10/16 at 100.00	AAA		953,210

400	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AAA		378,088

6,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured	8/13 at 100.00	AA		5,526,719

1,000	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 – MBIA Insured	2/15 at 100.00	AAA		965,170

33

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,500	Westlands Water District, California, Revenue Certificates of Participation, Series 2005A, 5.000%, 9/01/30 – MBIA Insured	3/15 at 100.00	AAA	$2,367,525
13,970	Total Water and Sewer			13,170,116
$243,750	Total Investments (cost $217,910,832) – 98.7%			210,624,159

	Other Assets Less Liabilities – 1.3%			2,870,917

	Net Assets – 100%			$213,495,076

As of February 29, 2008, the Fund primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

34

Statement of Assets and Liabilities

February 29, 2008

	California High Yield	California	California Insured
Assets
Investments, at value (cost $68,658,957, $315,961,133 and $217,910,832, respectively)	$59,402,793	$301,367,111	$210,624,159
Cash	—	3,263,489	—
Receivables:
Interest	1,041,764	4,113,181	2,446,043
Investments sold	2,136,423	—	2,158,527
Shares sold	395,862	3,705,944	107,628
Other assets	117	13,923	16,264
Total assets	62,976,959	312,463,648	215,352,621
Liabilities
Cash overdraft	3,336,217	—	1,246,952
Unrealized depreciation on forward swaps	—	577,960	—
Floating rate obligations	5,605,000	6,665,000	—
Payables:
Shares redeemed	98,448	342,203	102,751
Variation margin on futures contracts	113,060	—	—
Accrued expenses:
Management fees	15,205	131,944	95,256
12b-1 distribution and service fees	11,821	38,870	27,968
Other	22,086	95,961	79,403
Dividends payable	102,717	525,570	305,215
Total liabilities	9,304,554	8,377,508	1,857,545
Net assets	$53,672,405	$304,086,140	$213,495,076
Class A Shares
Net assets	$42,252,025	$107,240,622	$80,867,450
Shares outstanding	5,127,972	11,284,144	8,228,343
Net asset value per share	$8.24	$9.50	$9.83
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$8.60	$9.92	$10.26
Class B Shares
Net assets	$148,462	$7,174,618	$7,889,892
Shares outstanding	18,033	755,279	800,732
Net asset value and offering price per share	$8.23	$9.50	$9.85
Class C Shares
Net assets	$6,382,477	$25,305,744	$12,455,323
Shares outstanding	774,962	2,669,626	1,273,120
Net asset value and offering price per share	$8.24	$9.48	$9.78
Class R Shares
Net assets	$4,889,441	$164,365,156	$112,282,411
Shares outstanding	593,558	17,314,050	11,409,641
Net asset value and offering price per share	$8.24	$9.49	$9.84

Net Assets Consist of:
Capital paid-in	$64,660,044	$326,496,978	$220,632,606
Undistributed (Over-distribution of) net investment income	(15,538)	(285,445)	(143,795)
Accumulated net realized gain (loss) from investments and derivative transactions	(1,713,931)	(6,953,411)	292,938
Net unrealized appreciation (depreciation) of investments and derivative transactions	(9,258,170)	(15,171,982)	(7,286,673)
Net assets	$53,672,405	$304,086,140	$213,495,076

See accompanying notes to financial statements.

35

Statement of Operations

Year Ended February 29, 2008

	California High Yield	California	California Insured
Investment Income	$2,578,766	$16,143,815	$11,641,183
Expenses
Management fees	250,520	1,626,872	1,244,502
12b-1 service fees – Class A	66,592	210,494	177,627
12b-1 distribution and service fees – Class B	1,224	81,077	97,966
12b-1 distribution and service fees – Class C	43,017	181,451	101,826
Shareholders’ servicing agent fees and expenses	4,408	129,845	97,629
Interest expense on floating rate obligations	187,427	465,308	192,785
Custodian’s fees and expenses	43,890	84,713	70,871
Trustees’ fees and expenses	931	7,702	5,548
Professional fees	18,224	25,372	18,011
Shareholders’ reports – printing and mailing expenses	4,409	44,540	32,343
Federal and state registration fees	13,810	8,897	8,672
Other expenses	521	6,453	7,654
Total expenses before custodian fee credit and expense reimbursement	634,973	2,872,724	2,055,434
Custodian fee credit	(22,449)	(55,430)	(22,265)
Expense reimbursement	(22,342)	—	—
Net expenses	590,182	2,817,294	2,033,169
Net investment income	1,988,584	13,326,521	9,608,014
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(985,440)	348,124	1,344,311
Forward swaps	—	(998,500)	—
Futures	(727,608)	(472,656)	—
Net change in net unrealized appreciation (depreciation) of:
Investments	(9,657,057)	(28,801,660)	(22,256,158)
Forward swaps	—	(577,960)	—
Futures	(3,232)	—	—
Net realized and unrealized gain (loss)	(11,373,337)	(30,502,652)	(20,911,847)
Net increase (decrease) in net assets from operations	$(9,384,753)	$(17,176,131)	$(11,303,833)

See accompanying notes to financial statements.

36

Statement of Changes in Net Assets

	California High Yield		California		California Insured
	Year Ended 2/29/08	For the period 3/28/06 (commencement of operations) through 2/28/07	Year Ended 2/29/08	Year Ended 2/28/07	Year Ended 2/29/08	Year Ended 2/28/07
Operations
Net investment income	$1,988,584	$317,546	$13,326,521	$11,808,032	$9,608,014	$10,038,256
Net realized gain (loss) from:
Investments	(985,440)	(316)	348,124	1,111,507	1,344,311	1,146,837
Forward swaps	—	—	(998,500)	—	—	—
Futures	(727,608)	—	(472,656)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,657,057)	400,893	(28,801,660)	814,867	(22,256,158)	(623,653)
Forward swaps	—	—	(577,960)	—	—	—
Futures	(3,232)	1,226	—	—	—	—
Net increase (decrease) in net assets from operations	(9,384,753)	719,349	(17,176,131)	13,734,406	(11,303,833)	10,561,440
Distributions to Shareholders
From net investment income:
Class A	(1,591,102)	(261,484)	(4,375,088)	(3,602,213)	(3,558,675)	(3,548,915)
Class B	(4,915)	(778)	(292,146)	(373,717)	(329,359)	(448,392)
Class C	(231,901)	(60,912)	(880,019)	(786,140)	(466,074)	(442,081)
Class R	(172,088)	(1,321)	(7,596,104)	(7,010,240)	(5,138,736)	(5,648,298)
From accumulated net realized gains:
Class A	(753)	—	—	—	(513,150)	(418,252)
Class B	(3)	—	—	—	(55,259)	(61,892)
Class C	(143)	—	—	—	(79,759)	(60,807)
Class R	(216)	—	—	—	(704,579)	(618,275)
Decrease in net assets from distributions to shareholders	(2,001,121)	(324,495)	(13,143,357)	(11,772,310)	(10,845,591)	(11,246,912)
Fund Share Transactions
Proceeds from sale of shares	80,550,022	18,049,490	114,093,843	47,505,864	17,936,729	15,098,958
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,122,275	106,767	7,893,608	6,718,385	7,124,629	6,580,713
	81,672,297	18,156,257	121,987,451	54,224,249	25,061,358	21,679,671
Cost of shares redeemed	(34,391,819)	(773,310)	(79,489,556)	(35,928,294)	(34,381,183)	(31,006,451)
Net increase (decrease) in net assets from Fund share transactions	47,280,478	17,382,947	42,497,895	18,295,955	(9,319,825)	(9,326,780)
Net increase (decrease) in net assets	35,894,604	17,777,801	12,178,407	20,257,951	(31,469,249)	(10,012,252)
Net assets at the beginning of year	17,777,801	—	291,907,733	271,649,782	244,964,325	254,976,577
Net assets at the end of year	$53,672,405	$17,777,801	$304,086,140	$291,907,733	$213,495,076	$244,964,325
Undistributed (Over-distribution of) net investment income at the end of year	$(15,538)	$(3,568)	$(285,445)	$(443,643)	$(143,795)	$(258,511)

See accompanying notes to financial statements.

37

Statement of Cash Flows

Year Ended February 29, 2008

California High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(9,384,753)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(58,510,599)
Proceeds from sales of investments	11,447,538
Proceeds from sales of futures contracts	(727,608)
Amortization/(Accretion) of premiums and discounts, net	2,233
(Increase) Decrease in receivable for interest	(750,001)
(Increase) Decrease in receivable for investments sold	(2,136,423)
(Increase) Decrease in other assets	(114)
Increase (Decrease) in payable for investments purchased	(317,224)
Increase (Decrease) in payable for variation margin on futures contracts	114,286
Increase (Decrease) in accrued management fees	14,882
Increase (Decrease) in accrued 12b-1 distribution and service fees	7,844
Increase (Decrease) in accrued other liabilities	11,366
Net realized (gain) loss from investments	985,440
Net realized (gain) loss from futures	727,608
Change in net unrealized (appreciation) depreciation of investments	9,657,057
Net cash provided by (used in) operating activities	(48,858,468)
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	625,000
Increase (Decrease) in cash overdraft balance	3,324,247
Cash distributions paid to shareholders	(837,839)
Proceeds from sale of shares	80,175,155
Cost of shares redeemed	(34,428,095)
Net cash provided by (used in) financing activities	48,858,468
Net Increase (Decrease) in Cash	—
Cash at the beginning of year	—
Cash at the End of Year	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $1,122,275.

Cash paid for interest on floating rate obligations was $187,427.

See accompanying notes to financial statements.

38

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”) and Nuveen California Insured Municipal Bond Fund (“California Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California and California Insured were each organized as a series of predecessor trusts or corporations prior to that date.

California High Yield seeks to provide a high level of tax-free income through investments in a diversified portfolio of high yield municipal bonds.

California and California Insured seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use a market price or fair market value quote provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2008, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

39

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the status of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended February 29, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Insurance

During the fiscal year ended February 29, 2008, California Insured invested primarily in municipal securities which were either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Effective March 20, 2008, pursuant to action taken by the Funds’ Board of Trustees, under normal circumstances, California Insured must invest at least 80% of its net assets in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least A at the time of purchase. In addition, the Fund must invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase. The Fund may also invest up to 20% of its net assets in municipal securities rated below AA (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

40

A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended February 29, 2008, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 29, 2008, were as follows:

	California High Yield	California	California Insured
Average floating rate obligations	$5,138,811	$12,352,090	$4,915,287
Average annual interest rate and fees	3.65%	3.77%	3.92%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold amount. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. California was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended February 29, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. California High Yield and California were the only Funds to invest in futures contracts during the fiscal year ended February 29, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

41

Notes to Financial Statements (continued)

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Year Ended 2/29/08		For the Period 3/28/06 (commencement of operations) through 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,170,261	$59,569,300	1,452,634	$14,836,462
Class B	10,594	104,681	6,877	69,995
Class C	966,985	9,224,274	299,699	3,038,033
Class R	1,202,590	11,651,767	10,088	105,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	87,014	815,229	8,585	87,854
Class B	520	4,882	42	424
Class C	16,638	156,870	1,728	17,740
Class R	15,836	145,294	73	749
	8,470,438	81,672,297	1,779,726	18,156,257
Shares redeemed:
Class A	(2,523,340)	(23,838,291)	(67,182)	(694,263)
Class B	—	—	—	—
Class C	(502,391)	(4,645,092)	(7,697)	(79,047)
Class R	(635,029)	(5,908,436)	—	—
	(3,660,760)	(34,391,819)	(74,879)	(773,310)
Net increase (decrease)	4,809,678	$47,280,478	1,704,847	$17,382,947

42

	California
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,399,708	$74,715,030	2,784,912	$28,729,699
Class A – automatic conversion of Class B shares	51,384	524,015	46,646	484,144
Class B	60,461	612,472	30,137	312,531
Class C	876,056	8,841,540	442,294	4,580,104
Class R	2,878,083	29,400,786	1,293,534	13,399,386
Shares issued to shareholders due to reinvestment of distributions:
Class A	191,920	1,949,828	145,262	1,506,868
Class B	16,225	165,171	17,609	182,452
Class C	35,643	361,698	30,912	319,957
Class R	533,179	5,416,911	454,123	4,709,108
	12,042,659	121,987,451	5,245,429	54,224,249
Shares redeemed:
Class A	(5,073,829)	(51,247,397)	(1,779,755)	(18,406,960)
Class B	(230,617)	(2,342,031)	(300,059)	(3,104,843)
Class B – automatic conversion to Class A shares	(51,419)	(524,015)	(46,689)	(484,144)
Class C	(444,922)	(4,521,492)	(305,031)	(3,158,249)
Class R	(2,049,488)	(20,854,621)	(1,040,380)	(10,774,098)
	(7,850,275)	(79,489,556)	(3,471,914)	(35,928,294)
Net increase (decrease)	4,192,384	$42,497,895	1,773,515	$18,295,955

	California Insured
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,227,765	$12,957,832	960,841	$10,319,857
Class A – automatic conversion of Class B shares	89,382	962,765	111,280	1,191,344
Class B	17,738	186,879	24,612	266,031
Class C	252,637	2,652,080	214,128	2,297,258
Class R	111,575	1,177,173	95,619	1,024,468
Shares issued to shareholders due to reinvestment of distributions:
Class A	226,425	2,386,904	174,280	1,880,477
Class B	13,761	145,664	16,579	179,186
Class C	31,583	331,233	24,497	262,963
Class R	403,671	4,260,828	394,452	4,258,087
	2,374,537	25,061,358	2,016,288	21,679,671
Shares redeemed:
Class A	(1,557,715)	(16,432,106)	(938,737)	(10,075,035)
Class B	(324,105)	(3,423,725)	(155,498)	(1,670,535)
Class B – automatic conversion to Class A shares	(89,204)	(962,765)	(111,073)	(1,191,344)
Class C	(262,477)	(2,756,505)	(178,001)	(1,901,975)
Class R	(1,020,355)	(10,806,082)	(1,502,070)	(16,167,562)
	(3,253,856)	(34,381,183)	(2,885,379)	(31,006,451)
Net increase (decrease)	(879,319)	$(9,319,825)	(869,091)	$(9,326,780)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 29, 2008, were as follows:

	California High Yield	California	California Insured
Purchases	$58,510,599	$170,787,316	$50,262,630
Sales and maturities	11,447,538	158,178,734	71,218,029

43

Notes to Financial Statements (continued)

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2008, the cost of investments was as follows:

	California High Yield	California	California Insured
Cost of investments	$63,046,690	$309,268,310	$217,687,058

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2008, were as follows:

	California High Yield	California	California Insured
Gross unrealized:
Appreciation	$33,247	$3,819,969	$3,012,606
Depreciation	(9,283,109)	(18,385,533)	(10,075,505)
Net unrealized appreciation (depreciation) of investments	$(9,249,862)	$(14,565,564)	$(7,062,899)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ tax year end, were as follows:

	California High Yield	California	California Insured
Undistributed net tax-exempt income*	$218,779	$820,306	$385,585
Undistributed net ordinary income**	408	—	—
Undistributed net long-term capital gains	—	—	292,940

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2008 and February 28, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	California High Yield	California	California Insured
Distributions from net tax-exempt income***	$1,820,689	$13,005,281	$9,551,493
Distributions from net ordinary income**	379	—	35
Distribution from net long-term capital gains****	736	—	1,352,712

2007	California High Yield*****	California	California Insured
Distributions from net tax-exempt income	$262,784	$11,703,523	$10,137,262
Distributions from net ordinary income**	—	—	—
Distribution from net long-term capital gains	—	—	1,159,226

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2008, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2008.
*****	For the period March 28, 2006 (commencement of operations) through February 28, 2007.

44

At February 29, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California High Yield	California
Expiration year:
2010	$—	$582,408
2011	—	5,101,139
2012	—	84,061
2013	—	—
2014	—	—
2015	809,648	—
Total	$809,648	$5,767,608

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through February 29, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

California High Yield	California
$906,289	$1,173,556

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	California High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	California California Insured Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of February 29, 2008, the complex-level fee rate was .1869%.

45

Notes to Financial Statements (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of California High Yield through June 30, 2009 (1.00% after June 30, 2009), ..75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 29, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California	California Insured
Sales charges collected (unaudited)	$277,246	$109,886	$148,656
Paid to financial intermediaries (unaudited)	260,819	98,330	128,574

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

46

During the fiscal year ended February 29, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California	California Insured
Commission advances (unaudited)	$230,878	$49,109	$40,671

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2008, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California	California Insured
12b-1 fees retained (unaudited)	$30,214	$91,628	$94,655

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2008, as follows:

	California High Yield	California	California Insured
CDSC retained (unaudited)	$23,986	$26,976	$17,650

At February 29, 2008, the Adviser owned 500 shares of each class of California High Yield.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation with significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and

47

Notes to Financial Statements (continued)

interim periods within those fiscal years. As of February 29, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2008, to shareholders of record on March 28, 2008, as follows:

	California High Yield	California	California Insured
Dividend per share:
Class A	$.0375	$.0355	$.0345
Class B	.0315	.0295	.0280
Class C	.0330	.0310	.0295
Class R	.0390	.0375	.0360

Recent Fund Policy Changes

On March 31, 2008, the Nuveen mutual funds announced the following policy changes applicable to the Funds effective May 1, 2008:

•

The period after purchase for which a 1% CDSC is imposed on Class A Share purchases of $1 million or more will be reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed prior to May 1, 2008, will no longer be subject to a CDSC;

•	The Funds will cease offering new Class B Shares to the public and will only issue Class B Shares upon exchange of Class B shares from another Nuveen fund or for purposes of dividend reinvestment; and

•	Class R Shares will be renamed Class I Shares.

48

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
CALIFORNIA HIGH YIELD												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Invest- ment Income		Expenses(f)		Net Invest- ment Income		Expenses(f)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (3/06)
2008	$10.43	$.45	$(2.19)	$(1.74)	$(.45)	$—	**	$(.45)	$8.24	(17.19)%	$42,252	1.43%		4.58%		1.37%		4.64%		1.32%		4.69%		25%
2007(e)	10.00	.39	.42	.81	(.38)	—		(.38)	10.43	8.19	14,539	1.84	*	3.63	*	1.52	*	3.96	*	1.43	*	4.04	*	3
Class B (3/06)
2008	10.42	.38	(2.20)	(1.82)	(.37)	—	**	(.37)	8.23	(17.86)	148	2.18		3.85		2.12		3.91		2.07		3.96		25
2007(e)	10.00	.31	.42	.73	(.31)	—		(.31)	10.42	7.40	72	2.69	*	2.80	*	2.27	*	3.22	*	2.19	*	3.30	*	3
Class C (3/06)
2008	10.42	.40	(2.19)	(1.79)	(.39)	—	**	(.39)	8.24	(17.61)	6,382	1.97		4.02		1.92		4.08		1.87		4.13		25
2007(e)	10.00	.33	.42	.75	(.33)	—		(.33)	10.42	7.56	3,061	2.44	*	2.99	*	2.07	*	3.36	*	1.99	*	3.45	*	3
Class R (3/06)
2008	10.43	.47	(2.19)	(1.72)	(.47)	—	**	(.47)	8.24	(17.04)	4,889	1.21		4.89		1.17		4.92		1.12		4.98		25
2007(e)	10.00	.45	.37	.82	(.39)	—		(.39)	10.43	8.35	106	1.58	*	4.32	*	1.31	*	4.58	*	1.23	*	4.66	*	3

*	Annualized.
**	Capital Gains round to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
(f)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.44%
2007(e)	.58*

See accompanying notes to financial statements.

49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CALIFORNIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.50	$.43	$(1.00)	$(.57)	$(.43)	$—	$(.43)	$9.50	(5.65)%	$107,241.97%		4.23%	.97%	4.23%	.95%	4.25%	50%
2007	10.43	.43	.07	.50	(.43)	—	(.43)	10.50	4.88	91,465	1.09	4.13	1.09	4.13	1.08	4.14	20
2006	10.45	.45	(.01)	.44	(.46)	—	(.46)	10.43	4.28	78,408.85		4.30	.85	4.30	.85	4.30	15
2005	10.52	.48	(.08)	.40	(.47)	—	(.47)	10.45	4.02	69,151.86		4.62	.86	4.62	.86	4.62	16
2004	10.30	.49	.22	.71	(.49)	—	(.49)	10.52	7.08	58,671.88		4.74	.88	4.74	.87	4.75	28
Class B (3/97)
2008	10.49	.36	(1.00)	(.64)	(.35)	—	(.35)	9.50	(6.28)	7,175	1.72	3.46	1.72	3.46	1.71	3.48	50
2007	10.42	.35	.07	.42	(.35)	—	(.35)	10.49	4.10	10,076	1.85	3.38	1.85	3.38	1.83	3.39	20
2006	10.44	.37	(.01)	.36	(.38)	—	(.38)	10.42	3.51	13,129	1.60	3.55	1.60	3.55	1.60	3.55	15
2005	10.51	.40	(.07)	.33	(.40)	—	(.40)	10.44	3.24	16,258	1.61	3.87	1.61	3.87	1.61	3.87	16
2004	10.29	.41	.22	.63	(.41)	—	(.41)	10.51	6.30	17,139	1.63	3.99	1.63	3.99	1.62	4.00	28
Class C (9/94)
2008	10.47	.38	(1.00)	(.62)	(.37)	—	(.37)	9.48	(6.07)	25,306	1.52	3.68	1.52	3.68	1.51	3.70	50
2007	10.41	.37	.06	.43	(.37)	—	(.37)	10.47	4.25	23,067	1.64	3.58	1.64	3.58	1.63	3.59	20
2006	10.43	.39	(.01)	.38	(.40)	—	(.40)	10.41	3.75	21,180	1.40	3.75	1.40	3.75	1.40	3.75	15
2005	10.50	.42	(.07)	.35	(.42)	—	(.42)	10.43	3.49	19,165	1.41	4.07	1.41	4.07	1.41	4.07	16
2004	10.29	.43	.21	.64	(.43)	—	(.43)	10.50	6.42	18,341	1.43	4.19	1.43	4.19	1.42	4.20	28
Class R (7/86)
2008	10.49	.45	(1.00)	(.55)	(.45)	—	(.45)	9.49	(5.43)	164,365.77		4.43	.77	4.43	.76	4.44	50
2007	10.43	.45	.06	.51	(.45)	—	(.45)	10.49	5.03	167,300.89		4.33	.89	4.33	.88	4.34	20
2006	10.45	.47	(.01)	.46	(.48)	—	(.48)	10.43	4.52	158,933.65		4.50	.65	4.50	.65	4.50	15
2005	10.52	.50	(.07)	.43	(.50)	—	(.50)	10.45	4.26	164,422.66		4.82	.66	4.82	.66	4.82	16
2004	10.31	.51	.21	.72	(.51)	—	(.51)	10.52	7.22	172,001.68		4.94	.68	4.94	.67	4.95	28

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.15%
2007	.26
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

50

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CALIFORNIA INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.84	$.43	$(.95)	$(.52)	$(.43)	$(.06)	$(.49)	$9.83	(5.04)%	$80,867.91%		4.03%	.91%	4.03%	.90%	4.04%	21%
2007	10.87	.43	.03	.46	(.44)	(.05)	(.49)	10.84	4.33	89,343.86		4.02	.86	4.02	.85	4.03	16
2006	10.91	.45	—	.45	(.45)	(.04)	(.49)	10.87	4.19	86,224.84		4.10	.84	4.10	.83	4.10	14
2005	11.19	.46	(.26)	.20	(.47)	(.01)	(.48)	10.91	1.88	81,346.84		4.25	.84	4.25	.84	4.26	22
2004	11.06	.48	.15	.63	(.48)	(.02)	(.50)	11.19	5.84	83,966.86		4.38	.86	4.38	.86	4.38	14
Class B (3/97)
2008	10.86	.35	(.96)	(.61)	(.34)	(.06)	(.40)	9.85	(5.77)	7,890	1.66	3.28	1.66	3.28	1.65	3.29	21
2007	10.89	.35	.02	.37	(.35)	(.05)	(.40)	10.86	3.52	12,845	1.61	3.27	1.61	3.27	1.61	3.28	16
2006	10.92	.36	.02	.38	(.37)	(.04)	(.41)	10.89	3.48	15,325	1.58	3.34	1.58	3.34	1.58	3.35	14
2005	11.20	.38	(.26)	.12	(.39)	(.01)	(.40)	10.92	1.10	18,560	1.59	3.50	1.59	3.50	1.59	3.51	22
2004	11.07	.40	.15	.55	(.40)	(.02)	(.42)	11.20	5.04	21,346	1.61	3.63	1.61	3.63	1.61	3.63	14
Class C (9/94)
2008	10.79	.37	(.96)	(.59)	(.36)	(.06)	(.42)	9.78	(5.62)	12,455	1.46	3.48	1.46	3.48	1.45	3.49	21
2007	10.81	.37	.03	.40	(.37)	(.05)	(.42)	10.79	3.81	13,500	1.41	3.47	1.41	3.47	1.40	3.48	16
2006	10.85	.38	—	.38	(.38)	(.04)	(.42)	10.81	3.58	12,872	1.39	3.55	1.39	3.55	1.38	3.55	14
2005	11.12	.40	(.25)	.15	(.41)	(.01)	(.42)	10.85	1.37	12,952	1.40	3.70	1.40	3.70	1.39	3.71	22
2004	10.99	.42	.14	.56	(.41)	(.02)	(.43)	11.12	5.25	13,751	1.41	3.83	1.41	3.83	1.41	3.83	14
Class R (7/86)
2008	10.85	.45	(.96)	(.51)	(.44)	(.06)	(.50)	9.84	(4.87)	112,282.71		4.23	.71	4.23	.70	4.24	21
2007	10.87	.45	.04	.49	(.46)	(.05)	(.51)	10.85	4.60	129,276.66		4.22	.66	4.22	.66	4.22	16
2006	10.91	.47	—	.47	(.47)	(.04)	(.51)	10.87	4.36	140,555.64		4.29	.64	4.29	.63	4.30	14
2005	11.19	.49	(.27)	.22	(.49)	(.01)	(.50)	10.91	2.05	146,949.65		4.45	.65	4.45	.64	4.46	22
2004	11.05	.50	.16	.66	(.50)	(.02)	(.52)	11.19	6.11	154,110.66		4.58	.66	4.58	.66	4.58	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.08%
2007	.03
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund, Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for the periods indicated, their cash flows (Nuveen California High Yield Municipal Bond Fund only) for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 18, 2008

52

Notes

53

Notes

54

Notes

55

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	184

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	184

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	184

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	182

56

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	184

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184

Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	184

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (2002-2005) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	184

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	64

57

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC. (since 2002); Rittenhouse Asset Management, Inc. (since 2003); Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasury of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4), Chartered Financial Analyst.	184

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	184

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	184

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	184

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	184

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	184

58

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	184

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	64

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	184

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

59

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

60

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the SEC (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

61

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MAN-CA-0208D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 29, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

                                    [GRAPHIC]

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it had no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 15, 2008

“A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Connecticut,

New Jersey, New York and New York Insured Municipal Bond Funds

Portfolio manager Cathryn Steeves discusses economic and market conditions, key investment strategies, and the Funds’ performance during the twelve months ending February 29, 2008. Cathryn, who has 12 years of investment experience, has managed the Funds since July 2006.

What factors had the greatest influence on the U.S. economy and the national and state municipal markets during the twelve-month period ended February 29, 2008?

The past twelve months were a remarkably volatile period for municipal bond investors. While it began quietly enough, conditions began to be much more challenging in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell and yields rose dramatically in August.

While the tax-exempt bond market bounced back in the following month and generally remained stable for the remainder of 2007, conditions once again worsened late in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with the least amount of interest rate sensitivity. These bonds performed the best over the period, aided by an aggressive series of Federal Reserve rate cuts. Longer-duration bonds, which carry more interest rate risk, did relatively poorly. Against this backdrop, the yield curve steepened dramatically, with declining yields and rising prices on bonds with limited maturities and steady to weaker prices on longer-dated debt.

The risk-averse market environment also led to a dramatic widening of credit spreads, meaning that bonds with lower credit ratings significantly underperformed higher-quality issues, as investors demanded higher yields in compensation for the added credit risk.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with reduced demand served to further depress the market late in the period. Total new supply exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year’s issuance, itself the third-highest total on record. In Connecticut, municipal issuance was nearly $4.8 billion in calendar year 2007, an approximately 3 percent year-over-year decline. New York’s 2007 issuance of $31.6 billion also reflected a 3 percent drop compared to the prior year. New Jersey issued $13.2 billion of new municipal debt in 2007 – a 33 percent year-over-year increase.

Despite slowing job growth during the period, Connecticut’s economy continued to expand, benefiting from expanded employment in the insurance and aerospace sectors, although ongoing difficulties among mortgage-backed securities posed concerns for the state’s important financial industry. In February 2008, the state’s unemployment rate was 5.0 percent, 0.6 percent higher than the prior year and above the national rate of 4.8 percent.

Economic growth in New Jersey continued to outpace the more-sluggish national economy. While the state was helped by continued growth in

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 2/29/08

	1-Year	5-Year	10-Year
Nuveen Connecticut Municipal Bond Fund
A Shares at NAV	-2.24%	2.95%	4.11%
A Shares at Offer	-6.36%	2.07%	3.66%
Lipper Connecticut Municipal Debt Funds Category Average[1]	-2.95%	2.20%	3.63%
Lehman Brothers Connecticut Municipal Bond Index[2]	1.35%	3.07%	4.52%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Nuveen New Jersey Municipal Bond Fund
A Shares at NAV	-2.82%	2.91%	4.02%
A Shares at Offer	-6.86%	2.04%	3.57%
Lipper New Jersey Municipal Debt Funds Category Average[1]	-3.48%	2.71%	3.64%
Lehman Brothers New Jersey Municipal Bond Index[2]	-1.22%	3.60%	4.84%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Nuveen New York Municipal Bond Fund
A Shares at NAV	-2.53%	3.12%	4.24%
A Shares at Offer	-6.66%	2.24%	3.80%
Lipper New York Municipal Debt Funds Category Average[1]	-3.39%	2.56%	3.69%
Lehman Brothers New York Municipal Bond Index[2]	-0.57%	3.37%	4.76%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

	1-Year	5-Year	10-Year
Nuveen New York Insured Municipal Bond Fund
A Shares at NAV	-3.07%	2.57%	3.98%
A Shares at Offer	-7.10%	1.69%	3.54%
Lipper Insured Municipal Debt Funds Category Average[1]	-3.84%	2.10%	3.54%
Lehman Brothers New York Insured Municipal Bond Index[2]	-1.74%	3.27%	4.84%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 29, 2008. The Lipper categories contained 23, 22 and 21 funds in the Lipper Connecticut Municipal Debt Funds Category, 50, 44 and 37 funds in the Lipper New Jersey Municipal Debt Funds Category, 99, 93 and 69 funds in the Lipper New York Municipal Debt Funds Category and 52, 49 and 44 funds in the Lipper Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Connecticut Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Connecticut bonds with maturities of two years or greater. The Lehman Brothers New Jersey Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Jersey bonds with maturities of two years or greater. The Lehman Brothers New York Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New York bonds with maturities of two years or greater. The Lehman Brothers New York Insured Municipal Bond Index is comprised of insured New York municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Annual Report    Page 3

professional services, a decline in the financial services and manufacturing sectors contributed to an uptick in state unemployment. New Jersey’s jobless rate stood at 4.8 percent in February 2008, same as the national average but above its 4.4 percent level of a year earlier.

The New York economy slowed as the period progressed, hampered by manufacturing job losses as well as various service-related industries. One potential trouble spot for the state was the difficult performance environment seen in the financial sector – a significant source of employment in the New York City region – which led to a deteriorating fiscal outlook for the state. New York’s jobless rate in February 2008 was 4.5 percent, below the 4.8 percent national average and 0.1 percent better than February 2007 levels.

As of February 2008, Connecticut, New Jersey and New York all maintained credit ratings of Aa3 from Moody’s Investors Services.

How did the Funds perform during the past twelve months?

The nearby chart provides total return performance information for the Funds for the one-, five-, and ten-year periods ended February 29, 2008. During the twelve-month reporting period all four Funds Class A shares outperformed their respective Lipper peer group averages. In addition, all four Funds underperformed the national Lehman Brothers Municipal Bond Index as well as their respective Lehman Brothers municipal bond indexes.

Many of the Fund, index and peer group returns were negative for the one-year period, reflecting the difficult environment for municipal bonds during the latter part of 2007 and early 2008. The five-and ten-year returns cover a more varied set of market conditions.

A significant performance negative for all four Funds was exposure to bonds backed by insurers whose credit ratings were downgraded during the period. For example, all four Funds owned bonds insured by Radian Asset Insurance, whose parent company, Radian Group, provides mortgage insurance as part of its business. Worries about the potential effects of sub-prime-related losses on Radian Asset Insurance’s balance sheet spread to its municipal-bond-insurance subsidiary. We did not believe that Radian Asset Assurance faced significant financial risks, however, and continued to purchase Radian-insured bonds. Unfortunately, those bonds continued to see their prices decline during the period, detracting from the Funds’ performance. A variety of other bond insurers faced similar concerns during the period. Accordingly, all four Funds were exposed to bonds backed by ACA Capital, Financial Guaranty Insurance Company (FGIC) and XL Capital Assurance (XLCA). All of these companies saw their credit ratings downgraded during the period, which led to significant underperformance from the bonds they insured.

The Connecticut Fund benefited from its relatively high credit quality, although the Fund’s allocation to weaker-performing industrial development bonds was a corresponding negative. Both the New Jersey and New York uninsured Funds, in contrast, maintained a somewhat higher relative allocation to lower-grade municipal securities. Some of this lower-rated exposure consisted of bonds backed by the 1998 master tobacco settlement agreement, whose performance was further hampered by an excess of supply relative to demand.

On the positive side, the Funds benefited from owning derivative securities. In all four Funds we owned forward-interest-rate swaps. We also owned U.S. Treasury bond futures in the Connecticut Fund early in the period. Our derivative positions benefited from an unexpected divergence in the performance of Treasuries relative to the municipal market. Treasuries performed quite well, adding to the performance of our derivative positions.

The New Jersey Fund’s duration positioning – meaning its sensitivity to changes in interest rates – had a positive overall influence on performance. The portfolio was slightly overweighted in the intermediate portion of the yield curve and underweighted in the longest-duration securities –

Annual Report    Page 4

two helpful factors. However, these positives were somewhat counterbalanced by an underweighting in pre-refunded bonds, which because of their relatively higher quality and shorter durations performed quite well during the period. Duration was also a positive for the New York Insured Fund, which was overweighted in short- and intermediate-maturity bonds and underweighted in longer-dated holdings. The uninsured New York Fund’s duration positioning was less successful, primarily because of some relative underexposure to the short end of the curve. The Connecticut Fund’s performance was relatively unaffected by its duration positioning.

What strategies were used to manage the Funds, and how did these strategies influence performance?

As always, we continued our theme of careful duration management. To varying extents in each portfolio, when we found suitable opportunities to do so, we invested in longer-duration bonds while maintaining existing overweightings in intermediate-maturity securities. Many of our newly added longer-dated bonds had higher coupons, as we believed that these issues would be more defensive in a rising-interest-rate environment. We also believed that even though long-dated bonds would be hurt more than shorter term bonds if rates rose, the higher coupons would moderate or offset this impact while preserving the higher yield of longer term bonds. Much of our selling activity during the period was focused on shorter-duration bonds. Although selling some of these bonds hurt performance during the period because many shorter-duration bonds performed relatively well, these sales enabled us to maintain the portfolios’ durations within desired levels. Additionally, we believed these bonds offered less attractive future value potential for our shareholders.

Another way in which we controlled the duration of all four Funds was to invest modestly in forward-interest-rate swaps. These swaps enabled us to reduce the portfolios’ volatility and manage their duration without having to sell positions that we believed were attractive. As the period progressed and municipal bonds were significantly underperforming U.S. Treasuries, however, we believed that maintaining these derivative positions – which had a significant positive influence on performance – would expose the portfolios to excessive risk. As a result, late in the period we completely eliminated these forward-interest-rate swaps in both New York Funds and the Connecticut Fund.

Another management theme was to seek to take advantage of volatile market conditions to buy lower-rated bonds with strong underlying credit quality and attractive yields. We found relatively fewer of these types of bonds in Connecticut, whose municipal market tends to be of relatively higher credit quality. In both the New Jersey and the New York uninsured Funds, however, we were more successful in finding compelling lower-rated investment opportunities. Many of these were in the health care sector, an area in which Nuveen has deep research capabilities and one that we believed provided us with a number of issuers with solid underlying credit quality.

A unique investment opportunity surfaced during the second half of the reporting period. We were able to purchase auction-rate bonds – securities that traditionally have been popular with money market funds because of the bonds’ extremely short durations – at very favorable yields. Because the demand for these issues fell dramatically as liquidity dried up, we felt that auction-rate securities were offering unusual value and took advantage of buying opportunities at various times in all four Funds.

During the reporting period, we were actively selling securities with coupon and maturity structures that for various reasons tend to be more attractive to retail investors than their institutional counterparts. We believed these bonds would have greater potential to fetch better prices in a difficult market environment. Finally, we took advantage of

Annual Report    Page 5

volatility in the municipal market to initiate tax-loss swaps in all four funds. This strategy entailed trading older, lower-yielding bonds for other securities offering similar levels of risk but higher prevailing yields. Besides helping us improve the portfolios’ income-generation potential, this approach also enabled us to recognize capital losses that we will be able to apply against future capital gains.

Dividend Information

During the reporting period, there were no changes to the dividends for the Connecticut and New Jersey Funds, while there was one increase for the New York Fund and one decrease for the New York Insured Fund. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2008, the Connecticut, New Jersey and New York Insured Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The uninsured New York Fund had a positive UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

Recent Developments Regarding Bond Insurance Companies and Fund Policy Changes

The Portfolios of Investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen funds’ Board of Trustees approved changes to the investment policies of all the Nuveen insured municipal open-end funds. The new policies require that (1) at least 80% of the funds’ net assets be invested in insured municipal bonds guaranteed by insurers rated “A” or better by at least one rating agency at the time of purchase; (2) at least 80% of the funds’ net assets must be invested in municipal bonds rated “AA” or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of the fund’s net assets may be invested in uninsured municipal bonds rated “A” to “BBB” by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes, effective March 20, 2008, are designed to increase portfolio manager flexibility and retain the insured nature of the funds’ investment portfolios for current and future environments.

Annual Report    Page 6

Nuveen Connecticut Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New Jersey Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Connecticut Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Connecticut bonds with maturities of two years or greater. The Lehman Brothers New Jersey Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Jersey bonds with maturities of two years of greater. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 7

Nuveen New York Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New York Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers New York Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New York bonds with maturities of two years or greater. The Lehman Brothers New York Insured Municipal Bond Index is comprised of insured New York municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 8

Fund Spotlight as of 2/29/08 Nuveen Connecticut Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.01	$10.00	$10.00	$10.05
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0300	$0.0370
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0113	$0.0113	$0.0113	$0.0113
Inception Date	7/13/87	2/11/97	10/04/93	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-2.24%	-6.36%
5-Year	2.95%	2.07%
10-Year	4.11%	3.66%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.97%	-6.72%
5-Year	2.17%	2.00%
10-Year	3.48%	3.48%
C Shares	NAV
1-Year	-2.80%
5-Year	2.38%
10-Year	3.53%
R Shares	NAV
1-Year	-2.01%
5-Year	3.15%
10-Year	4.32%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.20%	4.02%
30-Day Yield[3]	3.78%	—
SEC 30-Day Yield[3,4]	—	3.62%
Taxable-Equivalent Yield[4,5]	5.53%	5.29%
B Shares	NAV
Dividend Yield[3]	3.42%
30-Day Yield[3]	2.99%
Taxable-Equivalent Yield[5]	4.37%
C Shares	NAV
Dividend Yield[3]	3.60%
30-Day Yield[3]	3.20%
Taxable-Equivalent Yield[5]	4.68%
R Shares	NAV
Dividend Yield[3]	4.42%
SEC 30-Day Yield[3]	3.99%
Taxable-Equivalent Yield[5]	5.83%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	1.17%	-3.04%
5-Year	3.59%	2.69%
10-Year	4.41%	3.96%
B Shares	w/o CDSC	w/CDSC
1-Year	0.42%	-3.47%
5-Year	2.80%	2.63%
10-Year	3.78%	3.78%
C Shares	NAV
1-Year	0.59%
5-Year	3.01%
10-Year	3.84%
R Shares	NAV
1-Year	1.39%
5-Year	3.78%
10-Year	4.62%

Portfolio Statistics
Net Assets ($000)	$317,989
Average Effective Maturity on Securities (Years)	17.10
Average Duration	8.17

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.12%	1.11%	2/28/07
Class B	1.87%	1.86%	2/28/07
Class C	1.67%	1.66%	2/28/07
Class R	0.92%	0.91%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Annual Report    Page 9

Fund Spotlight as of 2/29/08 Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1, 2

Industries2

Education and Civic Organizations	23.1%
Tax Obligation/General	19.9%
U.S. Guaranteed	9.7%
Tax Obligation/Limited	9.4%
Utilities	7.9%
Health Care	7.8%
Water and Sewer	6.8%
Long-Term Care	4.8%
Other	10.6%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$987.90	$984.20	$985.00	$989.00	$1,019.69	$1,015.96	$1,016.96	$1,020.69
Expenses Incurred During Period	$5.14	$8.83	$7.85	$4.15	$5.22	$8.97	$7.97	$4.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.59% and ..84% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 2/29/08 Nuveen New Jersey Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.09	$10.10	$10.05	$10.11
Latest Monthly Dividend[1]	$0.0345	$0.0275	$0.0295	$0.0360
Latest Capital Gain Distribution[2]	$0.0234	$0.0234	$0.0234	$0.0234
Inception Date	9/06/94	2/03/97	9/21/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-2.82%	-6.86%
5-Year	2.91%	2.04%
10-Year	4.02%	3.57%
B Shares	w/o CDSC	w/CDSC
1-Year	-3.58%	-7.31%
5-Year	2.15%	1.98%
10-Year	3.39%	3.39%
C Shares	NAV
1-Year	-3.47%
5-Year	2.33%
10-Year	3.44%
R Shares	NAV
1-Year	-2.74%
5-Year	3.10%
10-Year	4.21%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.10%	3.93%
30-Day Yield[3]	3.94%	—
SEC 30-Day Yield[3,4]	—	3.77%
Taxable-Equivalent Yield[4,5]	5.85%	5.59%
B Shares	NAV
Dividend Yield[3]	3.27%
30-Day Yield[3]	3.15%
Taxable-Equivalent Yield[5]	4.67%
C Shares	NAV
Dividend Yield[3]	3.52%
30-Day Yield[3]	3.37%
Taxable-Equivalent Yield[5]	5.00%
R Shares	NAV
Dividend Yield[3]	4.27%
SEC 30-Day Yield[3]	4.16%
Taxable-Equivalent Yield[5]	6.17%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	0.16%	-4.03%
5-Year	3.51%	2.62%
10-Year	4.28%	3.84%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.54%	-4.39%
5-Year	2.74%	2.57%
10-Year	3.65%	3.65%
C Shares	NAV
1-Year	-0.31%
5-Year	2.94%
10-Year	3.71%
R Shares	NAV
1-Year	0.42%
5-Year	3.71%
10-Year	4.48%

Portfolio Statistics
Net Assets ($000)	$194,611
Average Effective Maturity on Securities (Years)	15.70
Average Duration	7.82

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.00%	0.98%	2/28/07
Class B	1.75%	1.73%	2/28/07
Class C	1.55%	1.53%	2/28/07
Class R	0.80%	0.78%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Annual Report    Page 11

Fund Spotlight as of 2/29/08 Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	21.8%
Transportation	17.7%
U.S. Guaranteed	14.8%
Health Care	12.1%
Education and Civic Organizations	7.7%
Tax Obligation/General	7.4%
Long-Term Care	6.0%
Other	12.5%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments (excluding derivative transactions) as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$982.20	$978.30	$978.40	$982.10	$1,020.24	$1,016.51	$1,017.50	$1,021.23
Expenses Incurred During Period	$4.58	$8.26	$7.28	$3.60	$4.67	$8.42	$7.42	$3.67

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.48% and ..73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 2/29/08 Nuveen New York Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.15	$10.14	$10.15	$10.17
Latest Monthly Dividend[1]	$0.0365	$0.0300	$0.0320	$0.0385
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0085	$0.0085	$0.0085	$0.0085
Inception Date	9/07/94	2/03/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-2.53%	-6.66%
5-Year	3.12%	2.24%
10-Year	4.24%	3.80%
B Shares	w/o CDSC	w/CDSC
1-Year	-3.34%	-7.07%
5-Year	2.32%	2.15%
10-Year	3.62%	3.62%
C Shares	NAV
1-Year	-3.12%
5-Year	2.55%
10-Year	3.67%
R Shares	NAV
1-Year	-2.31%
5-Year	3.30%
10-Year	4.45%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.32%	4.14%
30-Day Yield[3]	3.86%	—
SEC 30-Day Yield[3,4]	—	3.70%
Taxable-Equivalent Yield[4,5]	5.75%	5.51%
B Shares	NAV
Dividend Yield[3]	3.55%
30-Day Yield[3]	3.07%
Taxable-Equivalent Yield[5]	4.58%
C Shares	NAV
Dividend Yield[3]	3.78%
30-Day Yield[3]	3.28%
Taxable-Equivalent Yield[5]	4.89%
R Shares	NAV
Dividend Yield[3]	4.54%
SEC 30-Day Yield[3]	4.07%
Taxable-Equivalent Yield[5]	6.07%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	0.53%	-3.67%
5-Year	3.73%	2.85%
10-Year	4.52%	4.07%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.21%	-4.06%
5-Year	2.96%	2.79%
10-Year	3.89%	3.89%
C Shares	NAV
1-Year	-0.08%
5-Year	3.17%
10-Year	3.95%
R Shares	NAV
1-Year	0.66%
5-Year	3.93%
10-Year	4.73%

Portfolio Statistics
Net Assets ($000)	$397,372
Average Effective Maturity on Securities (Years)	16.75
Average Duration	8.09

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.14%	1.13%	2/28/07
Class B	1.89%	1.88%	2/28/07
Class C	1.69%	1.68%	2/28/07
Class R	0.94%	0.93%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 13

Fund Spotlight as of 2/29/08 Nuveen New York Municipal Bond Fund

Bond Credit Quality1, 2

Industries2

Tax Obligation/Limited	16.7%
U.S. Guaranteed	14.7%
Health Care	13.2%
Education and Civic Organizations	12.5%
Transportation	10.6%
Tax Obligation/General	8.1%
Utilities	7.8%
Housing/Multifamily	5.4%
Other	11.0%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$983.90	$979.30	$980.40	$985.00	$1,019.44	$1,015.71	$1,016.71	$1,020.44
Expenses Incurred During Period	$5.38	$9.06	$8.08	$4.39	$5.47	$9.22	$8.22	$4.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.64% and ..89% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 2/29/08 Nuveen New York Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.63	$9.66	$9.64	$9.67
Latest Monthly Dividend[1]	$0.0325	$0.0260	$0.0275	$0.0340
Latest Capital Gain Distribution[2]	$0.0349	$0.0349	$0.0349	$0.0349
Inception Date	9/07/94	2/11/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-3.07%	-7.10%
5-Year	2.57%	1.69%
10-Year	3.98%	3.54%
B Shares	w/o CDSC	w/CDSC
1-Year	-3.79%	-7.51%
5-Year	1.82%	1.65%
10-Year	3.37%	3.37%
C Shares	NAV
1-Year	-3.54%
5-Year	2.01%
10-Year	3.42%
R Shares	NAV
1-Year	-2.79%
5-Year	2.78%
10-Year	4.19%

Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.05%	3.88%
30-Day Yield[3]	3.62%	—
SEC 30-Day Yield[3,4]	—	3.47%
Taxable-Equivalent Yield[4,5]	5.39%	5.17%
B Shares	NAV
Dividend Yield[3]	3.23%
30-Day Yield[3]	2.83%
Taxable-Equivalent Yield[5]	4.22%
C Shares	NAV
Dividend Yield[3]	3.42%
30-Day Yield[3]	3.05%
Taxable-Equivalent Yield[5]	4.55%
R Shares	NAV
Dividend Yield[3]	4.22%
SEC 30-Day Yield[3]	3.83%
Taxable-Equivalent Yield[5]	5.71%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	0.34%	-3.86%
5-Year	3.27%	2.38%
10-Year	4.31%	3.87%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.43%	-4.28%
5-Year	2.51%	2.34%
10-Year	3.70%	3.70%
C Shares	NAV
1-Year	-0.25%
5-Year	2.70%
10-Year	3.74%
R Shares	NAV
1-Year	0.51%
5-Year	3.47%
10-Year	4.52%

Portfolio Statistics
Net Assets ($000)	$287,422
Average Effective Maturity on Securities (Years)	16.53
Average Duration	8.30

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.03%	1.02%	2/28/07
Class B	1.78%	1.77%	2/28/07
Class C	1.58%	1.57%	2/28/07
Class R	0.83%	0.82%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the custodian fee credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 15

Fund Spotlight as of 2/29/08 Nuveen New York Insured Municipal Bond Fund

Bond Credit Quality1, 2

As of February 29, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries2

Tax Obligation/Limited	27.6%
Transportation	16.3%
Health Care	13.4%
Tax Obligation/General	12.2%
Education and Civic Organizations	10.1%
Utilities	5.7%
Other	14.7%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$966.50	$963.80	$963.80	$967.60	$1,019.69	$1,015.96	$1,016.96	$1,020.69
Expenses Incurred During Period	$5.08	$8.74	$7.76	$4.11	$5.22	$8.97	$7.97	$4.22

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.59% and ..84% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 16

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen New York Municipal Bond Fund was subsequently adjourned to October 22, 2007.

	Nuveen Connecticut Municipal Bond Fund	Nuveen New Jersey Municipal Bond Fund	Nuveen New York Municipal Bond Fund	Nuveen New York Insured Municipal Bond Fund
To approve a new investment management agreement:
For	15,178,846	9,882,785	19,112,241	14,795,285
Against	364,794	464,445	897,183	530,950
Abstain	491,396	263,939	819,880	1,001,753
Broker Non-Votes	5,664,677	2,457,294	7,371,521	3,512,035
Total	21,699,713	13,068,463	28,200,825	19,840,023

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	21,220,413	12,583,149	27,193,214	19,201,073
Withhold	479,300	485,314	1,007,611	638,950
Total	21,699,713	13,068,463	28,200,825	19,840,023
Jack B. Evans
For	21,240,644	12,585,741	27,196,548	19,194,541
Withhold	459,069	482,722	1,004,277	645,482
Total	21,699,713	13,068,463	28,200,825	19,840,023
William C. Hunter
For	21,215,179	12,541,986	27,199,424	19,186,125
Withhold	484,534	526,477	1,001,401	653,898
Total	21,699,713	13,068,463	28,200,825	19,840,023
David J. Kundert
For	21,240,644	12,584,055	27,186,675	19,201,151
Withhold	459,069	484,408	1,014,150	638,872
Total	21,699,713	13,068,463	28,200,825	19,840,023
William J. Schneider
For	21,147,844	12,584,055	27,191,411	19,181,159
Withhold	551,869	484,408	1,009,414	658,864
Total	21,699,713	13,068,463	28,200,825	19,840,023
Timothy R. Schwertfeger
For	21,158,446	12,572,171	27,173,910	19,221,377
Withhold	541,267	496,292	1,026,915	618,646
Total	21,699,713	13,068,463	28,200,825	19,840,023
Judith M. Stockdale
For	21,214,598	12,563,114	27,195,897	19,162,006
Withhold	485,115	505,349	1,004,928	678,017
Total	21,699,713	13,068,463	28,200,825	19,840,023

Shareholder

Meeting Report (continued)

	Nuveen Connecticut Municipal Bond Fund	Nuveen New Jersey Municipal Bond Fund	Nuveen New York Municipal Bond Fund	Nuveen New York Insured Municipal Bond Fund
Approval of the Board Members was reached as follows:
Carole E. Stone
For	21,222,041	12,555,633	27,191,115	19,116,396
Withhold	477,672	512,830	1,009,710	723,627
Total	21,699,713	13,068,463	28,200,825	19,840,023

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	21,191,968	12,516,702	27,268,421	18,848,192
Against	118,289	347,302	319,879	185,811
Abstain	389,456	204,459	612,525	806,020
Total	21,699,713	13,068,463	28,200,825	19,840,023

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.3%

$4,470	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,202,068
	Education and Civic Organizations – 24.4%

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AAA	1,746,960

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AAA	1,903,920

4,450	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – MBIA Insured	7/17 at 100.00	AAA	4,282,413

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – MBIA Insured	7/17 at 100.00	AAA	1,746,960

	Connecticut Health and Education Facilities Authority, University of Hartford Revenue Bonds, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	AA	4,795,799
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	AA	2,078,663

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – MBIA Insured	7/13 at 100.00	AAA	1,505,273

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	7/08 at 101.00	AA	1,486,335

450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	AA	401,891

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
360	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	AA	337,079
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	361,892

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – MBIA Insured	7/09 at 101.00	Aaa	2,014,640

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – MBIA Insured	1/15 at 100.00	Aaa	681,779

900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21	7/11 at 101.00	A2	905,481

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	Aaa	1,061,820

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	AAA	372,655
265	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	AAA	246,885

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	7/08 at 101.00	AA	1,046,160

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AAA	673,992

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
1,000	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	AA	1,011,110
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	AA	5,684,220

10,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2001D, 5.444%, 7/01/35 (4)	3/08 at 100.00	AA	9,614,404

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27	7/09 at 100.00	AAA	4,469,670

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	667,402

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	$9,791,815

685	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – MBIA Insured (Alternative Minimum Tax)	11/11 at 100.00	Aaa	689,761

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 – MBIA Insured	1/14 at 100.00	AAA	1,519,220

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – FSA Insured	2/15 at 100.00	AAA	2,832,122

	University of Connecticut, General Obligation Bonds, Series 2006A:
6,200	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AA	6,450,852
1,605	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AA	1,615,449

2,160	University of Connecticut, Student Fee Revenue Bonds, Series 2002A, 5.250%, 5/15/18	5/12 at 100.00	AA–	2,269,966

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	AA–	3,193,070
79,030	Total Education and Civic Organizations			77,459,658
	Energy – 0.2%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	412,790
	Health Care – 8.2%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – MBIA Insured	7/08 at 100.00	AAA	2,009,700

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	AA	3,869,520

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 1999F, 5.750%, 11/15/29 – MBIA Insured	11/09 at 101.00	AAA	1,515,300

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G:
500	5.700%, 7/01/22 – AMBAC Insured	7/09 at 101.00	AAA	514,760
1,000	5.625%, 7/01/25 – AMBAC Insured	7/09 at 101.00	AAA	1,011,570

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/10 at 101.00	AA	643,584

950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C, 5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	855,979

800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital Issue, Series 1994B, 6.000%, 7/01/24 – AMBAC Insured	7/08 at 100.00	AAA	813,312

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	AA	86,345

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 – MBIA Insured	7/09 at 101.00	Aaa	1,019,670

2,725	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%, 7/01/20 – RAAI Insured	7/09 at 101.00	AA	2,769,009

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AAA	10,898,801
26,665	Total Health Care			26,007,550
	Housing/Multifamily – 2.5%

1,785	Bridgeport Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Stratfield Apartments, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)	12/09 at 102.00	N/R	1,831,410

2,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative Minimum Tax)	12/09 at 100.00	AAA	2,023,440

3,000	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	2,669,490

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,330	New Britain Senior Citizens Housing Development Corporation, Connecticut, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Nathan Hale Apartments, Series 1992A, 6.875%, 7/01/24	7/08 at 100.00	AAA	$1,391,938

65	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB+	65,450
8,180	Total Housing/Multifamily			7,981,728
	Housing/Single Family – 3.9%

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,595	5.300%, 11/15/33 (Alternative Minimum Tax)	11/10 at 100.00	AAA	1,488,964
5,160	5.450%, 11/15/43 (Alternative Minimum Tax)	11/10 at 100.00	AAA	4,793,640

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,454,603
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,516,858

3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,217,130
13,600	Total Housing/Single Family			12,471,195
	Industrials – 1.9%

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/08 at 100.00	BB+	5,158,965

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Baa2	958,920
6,250	Total Industrials			6,117,885
	Long-Term Care – 5.0%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997:
1,400	5.700%, 4/01/12	4/08 at 101.00	BBB–	1,426,642
2,560	5.800%, 4/01/21	4/08 at 101.00	BBB–	2,614,016

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
1,000	5.500%, 9/01/15 – RAAI Insured	9/09 at 102.00	AA	1,026,880
500	5.625%, 9/01/22 – RAAI Insured	9/09 at 102.00	AA	503,705

1,875	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	6/08 at 102.00	BBB+	1,866,506

1,000	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Mary Wade Home Inc., Series 1999A, 6.375%, 12/01/18	12/09 at 102.00	N/R	1,055,040

	Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc., Series 1999A:
2,200	5.250%, 8/01/19 – RAAI Insured	2/10 at 102.00	AA	2,206,050
3,910	5.375%, 8/01/24 – RAAI Insured	2/10 at 102.00	AA	3,865,739

1,000	Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew Home and Hospital, Series 1999B, 5.200%, 8/01/38	8/08 at 102.00	AAA	973,150

500	Connecticut Housing Finance Authority, Group Home Mortgage Finance Program Special Obligation Bonds, Series 2000GH-5, 5.850%, 6/15/30 – AMBAC Insured	6/10 at 102.00	AAA	504,380
15,945	Total Long-Term Care			16,042,108
	Materials – 0.3%

1,000	Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper Company, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)	4/08 at 102.00	BBB	948,750
	Tax Obligation/General – 21.0%

1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	A3	1,546,245

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$325	Canterbury, Connecticut, General Obligation Bonds, Series 1989, 7.200%, 5/01/09	No Opt. Call	A3	$342,202

395	Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 – FGIC Insured	6/11 at 102.00	A1	427,011

3,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	3,347,216

5,500	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,284,180

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA	2,220,570

8,565	Connecticut State, General Obligation Bonds, Series 2007B, 5.000%, 5/01/16	No Opt. Call	AA	9,195,467

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,534,450
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	11,117,800

545	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 – FGIC Insured	7/11 at 102.00	Aa3	573,716

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – FSA Insured	8/15 at 100.00	AAA	1,220,955
595	5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	603,818
1,210	4.375%, 8/01/24 – FSA Insured	8/15 at 100.00	AAA	1,094,397

	North Haven, Connecticut, General Obligation Bonds, Series 2006:
1,200	5.000%, 7/15/20	No Opt. Call	Aa2	1,246,584
1,455	5.000%, 7/15/21	No Opt. Call	Aa2	1,495,725
485	5.000%, 7/15/24	No Opt. Call	Aa2	487,129

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
160	7.400%, 5/01/08	No Opt. Call	Aa3	161,358
160	7.400%, 5/01/09	No Opt. Call	Aa3	168,947

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
275	6.500%, 2/15/10 – AMBAC Insured	No Opt. Call	AAA	294,663
270	6.500%, 2/15/11 – AMBAC Insured	No Opt. Call	AAA	296,773

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	1,670,540

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	766,031
2,125	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,326,939
2,500	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	2,733,650
2,870	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,086,570
1,875	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,002,163

420	Regional School District 15, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/22 – FSA Insured	8/10 at 101.00	Aaa	421,844

	Regional School District 16, Beacon Falls and Prospect, Connecticut, General Obligation Bonds, Series 2000:
650	5.500%, 3/15/18 – FSA Insured	3/10 at 101.00	Aaa	679,835
650	5.625%, 3/15/19 – FSA Insured	3/10 at 101.00	Aaa	681,688
650	5.700%, 3/15/20 – FSA Insured	3/10 at 101.00	Aaa	682,793

	Suffield, Connecticut, General Obligation Bonds, Series 2005:
600	5.000%, 6/15/17	No Opt. Call	AA	640,728
600	5.000%, 6/15/19	No Opt. Call	AA	630,696

1,060	Watertown, Connecticut, General Obligation Bonds, Series 2005, 5.000%, 8/01/15 – MBIA Insured	No Opt. Call	Aaa	1,143,337

2,170	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17	10/15 at 100.00	AAA	2,304,323

	Winchester, Connecticut, General Obligation Bonds, Series 1990:
140	6.750%, 4/15/08	No Opt. Call	A2	140,770
140	6.750%, 4/15/09	No Opt. Call	A2	146,703
140	6.750%, 4/15/10	No Opt. Call	A2	151,603
63,355	Total Tax Obligation/General			66,869,419

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited – 9.9%

$2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AAA		$2,464,202

825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	7/08 at 102.00	AAA		796,348

2,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	7/08 at 105.00	A		3,049,014

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/11 at 101.00	AA–		1,283,543
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–		950,350

1,150	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		1,240,988

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 – AMBAC Insured	12/12 at 100.00	AAA		4,037,600

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA		991,660

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AAA		4,952,300

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA		190,180
4,100	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA		3,874,869

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA		4,902,263

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		946,943

1,700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA		1,766,793
31,445	Total Tax Obligation/Limited				31,447,053
	Transportation – 1.2%

2,100	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	4/11 at 101.00	A		1,933,869

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	AAA		1,484,372

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+		215,568
3,710	Total Transportation				3,633,809
	U.S. Guaranteed – 10.2% (5)

1,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded 7/15/10) – FGIC Insured	7/10 at 101.00	AAA		1,079,600

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – FSA Insured	9/13 at 100.00	AAA		1,572,883

	Cheshire, Connecticut, General Obligation Bonds, Series 1999:
660	5.625%, 10/15/18 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(5)	696,188
660	5.625%, 10/15/19 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(5)	696,188

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
1,305	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(5)	1,406,594
55	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(5)	59,230

925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 (Pre-refunded 3/01/11) – FSA Insured	3/11 at 101.00	AAA		983,469

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)	7/11 at 101.00	A2	(5)	1,083,060

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$1,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	5/08 at 100.00	AAA		$1,357,216

2,000	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA	(5)	2,171,980

470	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aa3	(5)	506,129

1,000	Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25 (Pre-refunded 7/01/10)	7/10 at 100.00	Baa2	(5)	1,078,080

365	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A	(5)	385,181

975	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) – ACA Insured	6/10 at 100.00	AAA		1,040,813

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		1,072,010

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
2,540	5.500%, 10/01/32	10/10 at 101.00	AAA		2,635,301
4,500	5.500%, 10/01/40	10/10 at 101.00	AAA		4,664,385

1,300	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		1,354,483

1,460	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/11) – FSA Insured	5/11 at 101.00	Aaa		1,554,915

135	University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded 3/01/10) – FGIC Insured	3/10 at 101.00	Aaa		143,255

1,000	University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/18 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(5)	1,077,740

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(5)	2,196,040

	Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
1,500	5.375%, 4/01/16 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,616,610
1,090	5.375%, 4/01/17 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,174,737

910	Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, Series 2000, 6.000%, 2/01/18 (Pre-refunded 2/01/09) – RAAI Insured	2/09 at 101.00	AA	(5)	946,009
30,430	Total U.S. Guaranteed				32,552,096
	Utilities – 8.3%

3,800	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AAA		4,021,160

3,040	Connceticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1		2,845,349

2,025	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	10/08 at 102.00	Baa1		2,039,580

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
1,235	5.500%, 1/01/14 (Alternative Minimum Tax)	7/08 at 100.00	BBB		1,234,975
3,550	5.500%, 1/01/20 (Alternative Minimum Tax)	7/08 at 100.00	BBB		3,308,174

	Guam Power Authority, Revenue Bonds, Series 1999A:
2,280	5.125%, 10/01/29 – MBIA Insured	10/09 at 101.00	AAA		2,048,306
1,000	5.125%, 10/01/29 – AMBAC Insured	10/09 at 101.00	AAA		898,380

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – MBIA Insured	No Opt. Call	AAA		5,099,500
5,000	5.000%, 7/01/20 – MBIA Insured	No Opt. Call	AAA		4,916,100
26,930	Total Utilities				26,411,524

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 7.2%

$1,750	Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)	4/08 at 101.50	N/R	$1,782,953

1,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 200.7, 5.100%, 9/01/37 – XLCA Insured (Alternative Minimum Tax)	9/17 at 100.00	A–	1,216,861

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,651,246

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – MBIA Insured	11/15 at 100.00	AAA	3,630,451
4,670	5.000%, 8/15/35 – MBIA Insured	11/15 at 100.00	AAA	4,416,793

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – MBIA Insured	8/13 at 100.00	AAA	3,017,550
3,955	5.000%, 8/01/33 – MBIA Insured	8/13 at 100.00	AAA	3,898,839

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – MBIA Insured	8/16 at 100.00	AAA	2,716,033

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	531,042
23,450	Total Water and Sewer			22,861,768
$334,960	Total Investments (cost $343,251,137) – 105.5%			335,419,401

	Floating Rate Obligations – (5.1)%			(16,370,000)

	Other Assets Less Liabilities – (0.4)%			(1,060,193)

	Net Assets – 100%			$317,989,208

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.2%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	Baa3	$228,522
240	5.125%, 1/01/37	1/15 at 100.00	Baa3	194,981
520	Total Consumer Discretionary			423,503
	Consumer Staples – 2.5%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,635	4.750%, 6/01/34	6/17 at 100.00	BBB	1,293,955
4,500	5.000%, 6/01/41	6/17 at 100.00	BBB	3,600,180
6,135	Total Consumer Staples			4,894,135
	Education and Civic Organizations – 7.8%

1,000	New Brunswick Housing Authority, New Jersey, Lease Revenue Refunding Bonds, Rutgers University, Series 1998, 4.750%, 7/01/18 – FGIC Insured	1/09 at 101.00	AA	1,005,450

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	AAA	372,450

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	2,143,400

425	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.250%, 7/01/37	7/17 at 100.00	BBB+	376,427

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,495	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	1,416,363
1,325	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A	1,247,143

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – MBIA Insured	7/14 at 100.00	AAA	45,384

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AAA	1,448,118

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	Aaa	969,505

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	AAA	127,720
425	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	AAA	430,984
1,030	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	AAA	1,018,577
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	AAA	718,349

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	AA	288,196

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	AA	264,086

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	415,855

115	New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue, Series 1976D, 6.750%, 7/01/08	5/08 at 100.00	A	115,353

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 – FGIC Insured	7/14 at 100.00	A	1,001,270

365	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College, Series 1993A, 5.625%, 7/01/13	7/08 at 100.00	A3	365,372

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	1,333,620
16,055	Total Education and Civic Organizations			15,103,622

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Financials – 0.5%

$1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Baa3	$951,960
	Health Care – 12.1%

350	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	316,068

4,375	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	AAA	4,506,862

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,020,939

1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33	7/13 at 100.00	Baa1	1,078,165

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aaa	1,416,990

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	121,964

210	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	196,386

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/11 at 100.00	A2	602,310
265	5.625%, 7/01/31	7/11 at 100.00	A2	260,416

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BBB–	310,435

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2000, 5.750%, 7/01/31	7/10 at 100.00	A2	2,003,500

900	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	AA	810,882

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	659,520

1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	AA	1,124,100

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
125	5.500%, 7/01/23	7/13 at 100.00	Ba2	110,146
1,125	5.500%, 7/01/33	7/13 at 100.00	Ba2	914,074

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
860	5.000%, 7/01/36	7/16 at 100.00	A3	760,980
830	5.000%, 7/01/46	7/16 at 100.00	A3	715,170

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured	7/14 at 100.00	AA	849,005

1,660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/10 at 100.00	Baa2	1,680,269

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health System, Series 1998, 5.250%, 7/01/10 – FSA Insured	1/09 at 101.00	AAA	1,542,705

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	AA	1,620,943

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/08 at 100.00	AAA	1,002,570
24,605	Total Health Care			23,624,399

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.6%

$1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	$929,550

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – FSA Insured (Alternative Minimum Tax)	3/10 at 100.00	AAA	1,516,920

570	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – FSA Insured	8/10 at 100.00	AAA	577,279

3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2004B, 14.750%, 11/01/46 – MBIA Insured (Alternative Minimum Tax)	5/08 at 100.00	AAA	3,000,000

875	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	10/09 at 102.00	Aaa	905,021
6,945	Total Housing/Multifamily			6,928,770
	Housing/Single Family – 2.8%

3,085	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14 – MBIA Insured (Alternative Minimum Tax)	4/08 at 101.50	AAA	3,132,015

510	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	AAA	520,822

2,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,678,620

195	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/08 at 100.00	N/R	195,131
5,790	Total Housing/Single Family			5,526,588
	Industrials – 1.1%

2,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)	No Opt. Call	BBB	2,096,420
	Long-Term Care – 6.0%

785	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	674,095

1,300	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/08 at 102.00	N/R	1,215,643

375	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	360,968

5,100	New Jersey Economic Development Authority, Revenue Bonds, Jewish Community Housing Corporation of Metropolitan New Jersey, Series 1999, 5.900%, 12/01/31	12/09 at 101.00	Aa1	5,207,405

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	629,832

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	136,060

1,500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/08 at 102.00	BB+	1,238,025

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	AA	963,380
1,350	5.200%, 7/01/31 – RAAI Insured	7/11 at 100.00	AA	1,240,556
12,150	Total Long-Term Care			11,665,964
	Materials – 0.3%

500	Union County Pollution Control Financing Authority, New Jersey, Revenue Refunding Bonds, American Cyanamid Company, Series 1994, 5.800%, 9/01/09	No Opt. Call	Baa1	512,175

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 7.4%

$1,445	Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 – FGIC Insured	1/11 at 100.00	AA–	$1,464,421

500	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 1992, 5.875%, 8/01/11	No Opt. Call	AA	545,270

1,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	1,510,320

250	Union City, Hudson County, New Jersey, General Obligation Bonds, Series 1992, 6.375%, 11/01/10 – FSA Insured	No Opt. Call	AAA	273,088

5,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)	6/08 at 102.00	AA+	4,632,799

1,000	Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 2/01/15 – MBIA Insured	2/13 at 100.00	Aaa	1,053,520

	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005:
2,550	5.000%, 1/01/16 – FSA Insured	No Opt. Call	Aaa	2,732,427
2,110	5.000%, 1/01/21 – FSA Insured	1/16 at 100.00	Aaa	2,149,584
14,355	Total Tax Obligation/General			14,361,429
	Tax Obligation/Limited – 21.8%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	649,948

1,005	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2003, 5.000%, 8/15/15	8/13 at 100.00	AA	1,059,039

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – MBIA Insured	12/13 at 100.00	AAA	1,017,170
695	5.000%, 12/01/21 – MBIA Insured	12/13 at 100.00	AAA	704,480

3,000	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa	3,223,200

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	842,853

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – FSA Insured	No Opt. Call	AAA	963,522

1,000	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/23 – MBIA Insured	9/15 at 100.00	AAA	998,180

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AAA	390,070
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	Aaa	881,783

3,000	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – MBIA Insured	8/11 at 100.00	AAA	2,999,880

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	AA–	2,184,283

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
830	5.500%, 6/15/24	6/12 at 100.00	BBB	777,320
1,560	5.750%, 6/15/34	6/14 at 100.00	BBB	1,437,181

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – FSA Insured	3/15 at 100.00	AAA	989,120

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AAA	2,762,292

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	77,692
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	121,915

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
$830	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	AAA	$791,862
1,655	5.000%, 9/01/37	9/17 at 100.00	AA–	1,583,703

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2005A, 5.000%, 9/01/15 – FSA Insured	No Opt. Call	AAA	752,983

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	AAA	1,059,104
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	AAA	1,760,381
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	AAA	1,216,536

1,295	New Jersey Transit Corporation, Lease Appropriation Bonds, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	1,316,614

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	581,958
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	1,026,630

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – MBIA Insured	No Opt. Call	AAA	1,646,910

1,390	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – FSA Insured	6/15 at 100.00	AAA	1,430,102

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/22	No Opt. Call	AA–	1,994,278

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
5,800	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	AAA	1,689,598
4,000	0.000%, 12/15/32 – FSA Insured	No Opt. Call	AAA	934,760
5,450	0.000%, 12/15/34 – FSA Insured	No Opt. Call	AAA	1,138,614

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 (WI/DD, Settling 3/06/08) – AMBAC Insured	12/17 at 100.00	AAA	491,000

170	Puerto Rico Aqueduct and Sewerage Authority, Revenue Refunding Bonds, Series 1995, 5.000%, 7/01/15	7/08 at 100.00	BBB–	170,139

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	AAA	413,884

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	405,833
53,800	Total Tax Obligation/Limited			42,484,817
	Transportation – 17.7%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – MBIA Insured	1/15 at 100.00	AAA	1,283,109
500	5.000%, 1/01/27 – MBIA Insured	1/15 at 100.00	AAA	480,500

3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22 – FSA Insured	1/10 at 100.00	AAA	3,610,495

10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured (UB)	7/13 at 100.00	A	10,132,500

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
40	6.500%, 1/01/16	No Opt. Call	A	45,108
485	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AAA	548,065

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – FSA Insured	No Opt. Call	AAA	1,316,393

2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–	2,412,175

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	5,770,196

565	Port Authority of New York and New Jersey, One Hundred and Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516, 8.110%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA	522,489

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$2,125	6.250%, 12/01/08 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		$2,164,865
1,000	7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		1,122,320
2,000	5.750%, 12/01/22 – MBIA Insured (Alternative Minimum Tax)	6/08 at 102.00	AAA		2,002,500
3,125	5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/08 at 100.00	AAA		3,094,188
34,475	Total Transportation				34,504,903
	U.S. Guaranteed – 14.8% (4)

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,746,025

750	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003A, 5.250%, 11/01/19 (Pre-refunded 11/01/13) – FSA Insured	11/13 at 100.00	AAA		818,250

755	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	911,293

1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2003F, 5.250%, 6/15/21 (Pre-refunded 6/15/13) – FGIC Insured	6/13 at 100.00	AAA		1,082,150

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – MBIA Insured	7/16 at 100.00	AAA		453,062

515	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – MBIA Insured	7/14 at 100.00	AAA		558,373

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		1,964,631
625	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		672,819

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	538,350

335	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%, 7/01/09 (ETM)	No Opt. Call	Aaa		350,902

1,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	1,363,488

510	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	BBB–	(4)	565,274

1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FSA Insured	6/15 at 100.00	AAA		1,198,944

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		11,416
165	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		188,362
600	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		684,954
165	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		188,362
115	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		131,283
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		11,416

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – MBIA Insured	1/14 at 100.00	AAA		406,995

3,900	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.375%, 10/01/24	10/10 at 101.00	AAA		4,037,904

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	AAA		4,064,239

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
2,985	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		3,227,263
1,000	6.000%, 6/01/37 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,098,320

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
$710	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$755,050
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	837,458
26,880	Total U.S. Guaranteed			28,866,583
	Utilities – 0.7%

1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1	1,267,413
	Water and Sewer – 1.0%

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – XLCA Insured	4/13 at 100.00	A3	1,406,620

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	A3	519,210
1,880	Total Water and Sewer			1,925,830
$208,340	Total Investments (cost $201,798,271) – 100.3%			195,138,511

	Other Assets Less Liabilities – (0.3)%			(527,689)

	Net Assets – 100%			$194,610,822

Forward Swaps outstanding at February 29, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$1,750,000	Pay	3-Month USD-LIBOR	5.388%	Semi-Annually	4/25/08	4/25/35	$137,136
Royal Bank of Canada	2,600,000	Pay	SIFM	4.335	Quarterly	8/06/08	8/06/37	145,915
								$283,051

USD–LIBOR	(United States Dollar-London Inter-Bank Offered Rate).

SIFM–The	daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.2%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Baa3	$556,392
	Consumer Staples – 1.5%

915	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/11 at 101.00	BBB	854,921

1,295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,217,378

505	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	BBB	466,544

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,505	4.750%, 6/01/22	6/16 at 100.00	BBB	2,344,354
1,225	5.000%, 6/01/26	6/16 at 100.00	BBB	1,130,467
6,445	Total Consumer Staples			6,013,664
	Education and Civic Organizations – 13.4%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	572,788

290	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	N/R	226,763

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	191,498

2,820	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	AA	2,444,207

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – MBIA Insured	7/17 at 100.00	AAA	1,849,412

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/11 at 102.00	AA	681,876

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – MBIA Insured	7/08 at 101.00	AAA	1,856,142

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	AA–	1,323,450
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	No Opt. Call	AA–	2,114,580

1,000	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AA–	1,079,740

2,700	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 – RAAI Insured	7/09 at 101.00	AA	2,727,594

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 – RAAI Insured	7/09 at 102.00	AA	1,258,875

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – FSA Insured (UB)	No Opt. Call	AAA	4,505,840

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,074,800

550	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1990C, 7.500%, 7/01/10	No Opt. Call	A1	579,931

2,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	A3	2,427,411

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A–	569,115

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,565	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	$1,557,363

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, College of New Rochelle, Series 1995:
630	6.200%, 9/01/10	3/08 at 100.00	Baa2	631,518
1,000	6.300%, 9/01/15	3/08 at 100.00	Baa2	1,001,580

4,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 2002, 5.444%, 7/01/41 – MBIA Insured (4)	3/08 at 100.00	AAA	3,822,293

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,160,206
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	1,822,300

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	AAA	2,542,633
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	AAA	1,850,300

300	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Pilots, Trust 2148, 6.692%, 3/01/36 – MBIA Insured (IF)	9/16 at 100.00	AAA	248,337

1,840	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	A	1,576,641

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	AAA	967,550

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
3,000	5.500%, 11/01/16 – RAAI Insured	11/11 at 101.00	AA	3,085,470
1,000	5.350%, 11/01/23 – RAAI Insured	11/11 at 101.00	AA	986,160

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	392,035

955	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Dowling College, Series 1996, 6.700%, 12/01/20	6/08 at 101.00	BB+	957,703

	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A:
70	5.300%, 8/01/08	No Opt. Call	N/R	70,269
1,000	5.750%, 8/01/28	8/08 at 102.00	N/R	914,220
54,765	Total Education and Civic Organizations			53,070,600
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	412,790
	Financials – 1.0%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	AA–	484,400

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	AA–	3,484,939
3,975	Total Financials			3,969,339
	Health Care – 14.1%

3,300	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc., Series 1997, 5.950%, 2/01/17	8/08 at 101.00	AAA	3,341,052

5,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	AA	4,547,000

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
$3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	A	$2,993,910
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	A	1,709,893

4,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	AA	4,102,560

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20	7/10 at 101.00	Baa1	3,089,160

2,400	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30	7/11 at 101.00	Ba2	2,194,560

7,465	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	7,101,677

1,650	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25	7/10 at 101.00	Baa1	1,689,452

3,205	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	3,442,971

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	535,578

4,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	BB	3,661,360

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,470,975

2,400	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – FSA Insured	8/14 at 100.00	AAA	2,271,168

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	938,770

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
455	4.500%, 2/01/17	No Opt. Call	BBB–	420,811
710	5.250%, 2/01/27	No Opt. Call	BBB–	631,815
635	5.500%, 2/01/32	No Opt. Call	BBB–	564,744

2,550	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AAA	2,573,180

795	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	751,227

2,150	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	2,046,865

1,380	Newark-Wayne Community Hospital, New York, Hospital Revenue Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15	3/08 at 100.00	N/R	1,380,718

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds. Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	BBB+	913,460
500	5.250%, 12/01/32	12/17 at 100.00	BBB+	451,915

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22	11/12 at 100.00	Baa1	861,637
1,220	5.875%, 11/01/32	11/12 at 100.00	Baa1	1,198,064

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	1,002,440
57,940	Total Health Care			55,886,962

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 5.8%

$335	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/10 at 102.00	AAA	$351,020

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	AAA	935,860

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A:
2,000	5.500%, 11/01/31	5/11 at 101.00	AA	1,997,200
2,000	5.600%, 11/01/42	5/11 at 101.00	AA	1,987,700

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%, 11/01/33 (Alternative Minimum Tax)	11/11 at 100.00	AA	1,888,580

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	895,731
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	429,989

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	1,973,760

1,080	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2005F-1, 4.750%, 11/01/35	11/15 at 100.00	AA	966,870

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,343,900

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	637,560

1,900	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – FSA Insured	5/08 at 100.00	AAA	1,906,042

1,860	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,729,428

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/11 at 100.00	Aa1	947,090

1,220	Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%, 9/01/31	9/09 at 103.00	N/R	1,000,717

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/11 at 102.00	Aaa	3,001,518
23,990	Total Housing/Multifamily			22,992,965
	Housing/Single Family – 1.9%

845	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	762,528

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,092,066

890	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	820,455

645	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	10/09 at 100.00	Aa1	667,891

1,470	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22	4/10 at 100.00	Aa1	1,487,361

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,544,995

280	New York State Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum Tax)	10/10 at 100.00	Aaa	268,288
8,165	Total Housing/Single Family			7,643,584

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 4.2%

$2,250	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Series 1997, 5.700%, 2/01/37 – AMBAC Insured	8/08 at 101.00	AAA	$2,254,680

300	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – MBIA Insured	2/12 at 101.00	AAA	299,907

1,590	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/08 at 100.00	AAA	1,598,045

1,100	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA	1,058,090

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Aa3	608,849

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/10 at 102.00	BBB–	978,240

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	40,567
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	321,289

1,320	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/11 at 101.00	Aaa	1,324,488

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	933,770
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	1,085,442
800	6.200%, 7/01/33	7/16 at 101.00	N/R	733,832

250	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/11 at 101.00	N/R	255,045

5,000	Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, Loretto Rest Residential Healthcare Facility, Series 1997A, 5.800%, 8/01/37	8/08 at 102.00	AAA	5,026,750
16,900	Total Long-Term Care			16,518,994
	Materials – 0.2%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	11/09 at 101.00	BBB	703,913
	Tax Obligation/General – 8.6%

1,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AAA	1,029,720

5	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	11/08 at 100.00	AA	5,049

1,650	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	1,761,359

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	3,087,180

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – XLCA Insured	9/15 at 100.00	AA	3,685,703

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA	1,834,210

6,500	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	6,272,500

10,000	New York City, New York, General Obligation Bonds, Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	9,757,898

	South Orangetown Central School District, Rockland County, New York, General Obligation Bonds, Series 1990:
390	6.875%, 10/01/08	No Opt. Call	Aa3	400,109
390	6.875%, 10/01/09	No Opt. Call	Aa3	416,029

	United Nations Development Corporation, New York, Senior Lien Revenue Bonds, Series 2004A:
880	5.250%, 7/01/23	5/08 at 100.00	A3	880,114
750	5.250%, 7/01/24	5/08 at 100.00	A3	750,038

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,150	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	Aaa	$2,243,654

2,085	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/18 – MBIA Insured	8/15 at 100.00	AAA	2,135,290
34,145	Total Tax Obligation/General			34,258,853
	Tax Obligation/Limited – 17.9%

1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	Baa1	905,505

3,000	Battery Park City Authority, New York, Senior Revenue Bonds, Series 2003A, 5.250%, 11/01/22	11/13 at 100.00	AAA	3,084,720

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/11 at 102.00	Baa2	927,332
1,155	5.750%, 9/01/32	9/11 at 102.00	Baa2	1,137,098

570	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/30 – AMBAC Insured	2/15 at 100.00	AAA	543,683

375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	379,429

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
4,400	5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	4,430,624
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	1,923,700

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,825	5.750%, 7/01/18	No Opt. Call	AA–	2,020,585
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,281,596

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,469,933

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,900	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	3,872,700
1,930	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,909,137

4,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	4,142,405

2,665	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23	2/13 at 100.00	AAA	2,671,796

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	3,659,057

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	2,001,640

1,000	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AAA	930,010

1,180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,191,493

10	New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15	5/08 at 100.00	AA–	10,029

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,029,293

3,125	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – FSA Insured	No Opt. Call	AAA	3,362,156

5,500	New York State Thruway Authority, Highway and Bridge Trust Bonds, Second General Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB)	No Opt. Call	AAA	5,922,015

2,850	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	2,805,113

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$3,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AAA	$3,375,702
2,755	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	2,806,656
4,945	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AAA	5,014,823

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	3,114,630

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	AAA	521,200

580	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–	608,907
75,670	Total Tax Obligation/Limited			71,052,967
	Transportation – 11.3%

7,000	Metropolitan Transportation Authority New York, Transportation Revenue Bonds, Series 2006, 5.000%, 11/15/31	11/16 at 100.00	A	6,672,469

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	1,595,835

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AAA	1,563,315
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	1,000,670

500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	BB+	385,435

	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
5,265	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AAA	5,359,244
1,000	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	AAA	968,930

600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA	585,930

1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AAA	969,350

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,500	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–	2,412,175
625	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00	AA–	595,725

1,150	Port Authority of New York and New Jersey, One Hundred and Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516, 8.110%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA	1,063,474

1,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/08 at 100.00	AAA	1,485,210

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+	215,568

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002B, 5.250%, 11/15/19 (UB)	11/12 at 100.00	AA–	15,505,800

1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19	1/12 at 100.00	Aa2	1,528,725

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AAA	825,419
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00	AAA	2,316,008
44,970	Total Transportation			45,049,282

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 15.7% (5)

$2,000	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 100.00	AA	(5)	$2,137,240

1,000	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, Jamestown Community College, Series 2000A, 6.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(5)	1,095,060

1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	AAA		1,668,033

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa		1,364,575

	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Revenue Bonds, 1999 Resolution, Series 2000B:
2,500	5.750%, 5/15/14 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00	AAA		2,674,325
1,500	5.750%, 5/15/16 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00	AAA		1,604,595
2,000	5.750%, 5/15/17 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00	AAA		2,139,460

1,750	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 1999B, 5.625%, 7/01/24 (Pre-refunded 7/01/09)	7/09 at 101.00	A+	(5)	1,831,428

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	No Opt. Call	Baa1	(5)	286,167

980	Erie County Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		1,057,067

855	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	5/08 at 102.00	AAA		857,856

2,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		2,159,220

775	Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.150%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		823,554

965	Nassau County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001B-1, 7.250%, 7/01/16 (Pre-refunded 7/01/11)	7/11 at 101.00	AAA		1,084,843

1,500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999A, 6.500%, 7/15/27 (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		1,584,360

855	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(5)	940,440

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Series 319:
3,775	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		4,045,479
225	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		241,072

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319:
550	10.950%, 11/01/16 (Pre-refunded 5/01/10) (IF)	5/10 at 101.00	AAA		667,777
35	10.950%, 11/01/16 (Pre-refunded 5/01/10) (IF)	5/10 at 101.00	AAA		42,495

160	New York State Housing Finance Agency, Construction Fund Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)	No Opt. Call	AAA		173,307

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2008B:
2,210	5.750%, 4/01/15 (Pre-refunded 4/01/10) – FGIC Insured (UB)	4/10 at 101.00	AAA		2,357,739
3,230	5.750%, 4/01/16 (Pre-refunded 4/01/10) – FGIC Insured (UB)	4/10 at 101.00	AAA		3,445,926

1,520	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Residual Interest Certificates, Series 368, 10.372%, 4/01/14 (Pre-refunded 4/01/10) – FGIC Insured (IF)	4/10 at 101.00	AA	(5)	1,824,684

2,415	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, DRIVERS, Series 145, 9.914%, 4/01/17 (Pre-refunded 4/01/10) - AMBAC Insured (IF)	4/10 at 101.00	AAA		2,899,352

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2000:
5,000	5.750%, 4/01/16 (Pre-refunded 4/01/10) – AMBAC Insured (UB)	4/10 at 101.00	AAA		5,334,250
5,000	5.750%, 4/01/17 (Pre-refunded 4/01/10) – AMBAC Insured (UB)	4/10 at 101.00	AAA		5,334,250

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded 3/15/13)	3/13 at 100.00	AAA		$2,147,440

1,420	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2000, 6.625%, 6/15/28 (Pre-refunded 6/15/09)	6/09 at 101.00	BBB–	(5)	1,497,504

2,750	TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19) (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		2,895,448

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(5)	1,372,525

2,500	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		2,739,325

1,960	Yonkers Industrial Development Agency, New York, Revenue Bonds, Community Development Properties-Yonkers Inc. Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)	2/11 at 100.00	BBB–	(5)	2,147,004
57,670	Total U.S. Guaranteed				62,473,800
	Utilities – 8.3%

2,350	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 – FSA Insured	No Opt. Call	AAA		1,270,763

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	AAA		6,281,159

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A		5,331,645
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A		1,154,064
215	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A		206,449

500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	AAA		480,390

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,224,272

2,450	New York City Industrial Development Agency, New York, Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)	10/08 at 102.00	BBB–		2,189,345

3,500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – MBIA Insured	3/08 at 101.50	AAA		3,526,250

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,471,530

200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa2		193,938

3,000	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	11/10 at 100.00	Aa2		2,958,210

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2		533,000

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
1,800	5.300%, 1/01/13 (Alternative Minimum Tax)	1/09 at 101.00	N/R		1,689,354
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R		3,466,880

100	Westchester County Industrial Development Agency, Westchester County, New York, Resource Recovery Revenue Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09 (Alternative Minimum Tax)	7/08 at 100.00	BBB		100,549
35,235	Total Utilities				33,077,798
	Water and Sewer – 2.7%

2,225	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2003A, 5.375%, 6/15/19	6/12 at 100.00	AA+		2,335,605

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA	$4,236,280

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – XLCA Insured	7/15 at 100.00	A–	2,826,218

1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aaa	1,511,745
10,630	Total Water and Sewer			10,909,848
$432,365	Total Investments (cost $434,372,260) – 106.9%			424,591,751

	Floating Rate Obligations – (8.5)%			(33,750,000)

	Other Assets Less Liabilities – 1.6%			6,529,817

	Net Assets – 100%			$397,371,568

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 10.5%

$1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – MBIA Insured	8/08 at 102.00	Aaa	$954,400

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	AAA	1,109,956

3,095	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Project, Series 2000A, 5.750%, 8/01/30 – AMBAC Insured	8/10 at 102.00	AAA	3,138,175

4,000	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – MBIA Insured	No Opt. Call	AAA	4,286,800

2,610	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	AA	2,345,581

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AAA	1,011,760

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A	608,594

2,890	Dormitory Authority of the State of New York, Insured Revenue Bonds, Ithaca College, Series 1998, 5.000%, 7/01/21 – AMBAC Insured	7/08 at 101.00	Aaa	2,899,595

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/11 at 100.00	AAA	966,000

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	No Opt. Call	AA–	1,057,290

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	A	412,558

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – MBIA Insured	7/11 at 101.00	AAA	981,870

655	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AA–	707,230

2,660	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	AAA	2,520,483

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BB+	2,004,250

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	AAA	925,150

150	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Pilots, Trust 2148, 6.692%, 3/01/36 – MBIA Insured (IF)	9/16 at 100.00	AAA	124,169

1,500	New York City Industrial Development Agency, Revenue Bonds, Ethical Culture Fieldston School, Series 2005B-1, 5.000%, 6/01/35 – XLCA Insured	6/15 at 100.00	A–	1,396,590

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	A	681,415
1,710	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	A	1,465,248

585	New York State Dormitory Authority, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	Aaa	561,887
31,225	Total Education and Civic Organizations			30,159,001
	Health Care – 14.0%

400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2005, 5.000%, 8/15/33 – MBIA Insured	2/15 at 100.00	AAA	377,992

3,305	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals, Series 1997, 5.375%, 2/01/32 – AMBAC Insured	8/08 at 101.00	AAA	3,289,433

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured	8/09 at 101.00	AAA	$2,002,000

6,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured	8/08 at 101.00	AAA	5,709,941

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	AAA	1,919,283

1,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – FSA Insured	8/17 at 100.00	AAA	1,416,137

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	A	1,827,641

4,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds, United Health Services, Series 1997, 5.375%, 8/01/27 – AMBAC Insured	8/08 at 102.00	AAA	4,002,360

2,260	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 – MBIA Insured	7/09 at 101.00	AAA	2,220,834

3,125	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – MBIA Insured	7/09 at 101.00	AAA	3,164,625

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AAA	2,008,700

1,020	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	1,095,735

1,650	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – MBIA Insured	11/08 at 101.00	AAA	1,635,744

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	AAA	4,894,300

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	AAA	2,026,060
1,750	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AAA	1,765,908

735	New York State Dormitory Authority, Revenue Bonds, North Shore Jewish Obligated Group, Series 2007A, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	A	708,547
40,635	Total Health Care			40,065,240
	Housing/Multifamily – 4.9%

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	427,028
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	420,784
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA+	3,911,478

767	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	3/08 at 105.00	AAA	806,390

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
4,290	6.100%, 11/01/15 – FSA Insured	5/08 at 100.00	AAA	4,313,338
4,225	6.125%, 11/01/20 – FSA Insured	5/08 at 100.00	AAA	4,238,436
14,112	Total Housing/Multifamily			14,117,454
	Industrials – 0.7%

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – XLCA Insured (Alternative Minimum Tax)	1/17 at 100.00	A–	1,942,282
	Long-Term Care – 2.6%

2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 – MBIA Insured	8/10 at 101.00	AAA	2,007,740

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,630	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – MBIA Insured	8/11 at 101.00	AAA	$3,498,413

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – FSA Insured	7/15 at 100.00	AAA	1,937,260
7,630	Total Long-Term Care			7,443,413
	Tax Obligation/General – 12.7%

1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – FGIC Insured	3/13 at 100.00	A3	1,044,860

2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AAA	2,059,440

8,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured (UB)	2/17 at 100.00	A	7,914,636

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	A	2,336,310

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	A	1,834,620

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	AAA	575,095
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	AAA	1,196,781

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa2	1,732,180

60	New York City, New York, General Obligation Bonds, Fiscal Series 1992C, 6.250%, 8/01/10 – FSA Insured	8/08 at 100.00	AAA	60,173

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2001D, 5.250%, 8/01/15 – MBIA Insured	8/10 at 101.00	AAA	3,146,970

2,460	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.250%, 11/01/15 – MBIA Insured	11/11 at 101.00	AAA	2,610,134

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
2,500	5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	2,572,650
1,050	5.000%, 11/01/20 – FSA Insured	11/14 at 100.00	AAA	1,070,811

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	617,490

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AAA	1,098,211
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AAA	1,114,339
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AAA	1,127,453

	Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
550	6.850%, 6/15/09 – FGIC Insured	No Opt. Call	Baa3	580,019
550	6.850%, 6/15/10 – FGIC Insured	No Opt. Call	Baa3	598,367

	Saratoga County, Half Moon, New York, Public Improvement Bonds, Series 1991:
385	6.500%, 6/01/09 – AMBAC Insured	No Opt. Call	AAA	403,830
395	6.500%, 6/01/10 – AMBAC Insured	No Opt. Call	AAA	427,042
395	6.500%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA	437,542

1,985	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AAA	2,055,587
35,775	Total Tax Obligation/General			36,614,540
	Tax Obligation/Limited – 28.8%

80	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – FSA Insured	8/10 at 100.00	AAA	79,373

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – FSA Insured	8/14 at 100.00	AAA	993,600

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,439,860

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$950	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/30 – AMBAC Insured	2/15 at 100.00	AAA	$906,139

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	988,740

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
6,275	5.250%, 10/01/23 – MBIA Insured	10/12 at 100.00	AAA	6,297,524
875	5.000%, 10/01/30 – MBIA Insured	10/12 at 100.00	AAA	830,690

2,500	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – MBIA Insured	8/08 at 101.50	AAA	2,438,550

310	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	313,661

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – FSA Insured	5/18 at 100.00	AAA	1,534,475

1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 – FSA Insured	5/12 at 100.00	AAA	1,073,530

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – FSA Insured	5/14 at 100.00	AAA	1,131,328

5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	5,034,800

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
2,000	5.500%, 1/01/20 – MBIA Insured	7/12 at 100.00	AAA	2,072,320
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,319,301

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,670	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	1,658,310
1,225	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,211,758
4,020	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	3,921,188
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	482,805

3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,371,725

1,645	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 – MBIA Insured	11/11 at 101.00	AAA	1,593,462

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
1,435	5.250%, 8/01/20 – AMBAC Insured	8/12 at 100.00	AAA	1,461,835
1,700	5.250%, 8/01/22 – AMBAC Insured	8/12 at 100.00	AAA	1,717,952

1,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	1,345,455

3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 - MBIA Insured	2/13 at 100.00	AAA	3,002,460

	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
1,330	5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AAA	1,255,759
3,170	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AAA	2,948,132

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,185	5.250%, 5/15/25 – AMBAC Insured	5/11 at 100.00	AAA	1,178,269
1,250	5.250%, 5/15/26 – AMBAC Insured	5/11 at 100.00	AAA	1,235,463

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General Series 2004, 5.000%, 4/01/23 – MBIA Insured	4/14 at 100.00	AAA	1,002,450

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AAA	5,798,190
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AAA	1,515,030

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	$1,490,160

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AAA	3,989,466
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	254,688
5,400	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AAA	5,476,247

1,200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – FSA Insured	3/15 at 100.00	AAA	1,171,776

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – FSA Insured	6/15 at 100.00	AAA	654,035

	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
1,525	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA	1,668,838
4,000	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA	4,301,840

1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	1,668,423
82,455	Total Tax Obligation/Limited			82,829,607
	Transportation – 17.0%

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – MBIA Insured (UB)	11/12 at 100.00	AAA	3,347,021
7,155	5.500%, 11/15/19 – MBIA Insured (UB)	11/12 at 100.00	AAA	7,457,013

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	1,595,835

4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	AAA	4,491,443

1,415	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	AAA	1,371,036

1,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA	976,550

580	New York State Thruway Authority, General Revenue Bonds, Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	575,401

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/08 at 101.00	A	994,710
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/08 at 101.00	A	1,345,515

3,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AAA	2,908,050

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – FSA Insured	6/15 at 101.00	AAA	519,105
2,000	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AA–	1,929,740
1,100	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00	AA–	1,048,476

900	Port Authority of New York and New Jersey, One Hundred and Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516, 8.110%, 8/15/32 – FSA Insured (IF)	8/17 at 100.00	AAA	832,284

3,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	6/08 at 100.00	AAA	2,970,420

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A:
5,320	5.250%, 11/15/19 – AMBAC Insured (UB)	11/13 at 100.00	AAA	5,460,661
5,275	5.250%, 11/15/20 – AMBAC Insured (UB)	11/13 at 100.00	AAA	5,372,218

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 – FGIC Insured	1/12 at 100.00	Aa2	2,585,576

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
$780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AAA		$825,419
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00	AAA		2,316,008
48,260	Total Transportation				48,922,481
	U.S. Guaranteed – 3.9% (4)

	Camden Central School District, Oneida County, New York, General Obligation Bonds, Series 1991:
600	7.100%, 6/15/09 – AMBAC Insured (ETM)	No Opt. Call	AAA		632,736
275	7.100%, 6/15/10 – AMBAC Insured (ETM)	No Opt. Call	AAA		300,201

245	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 1999D, 5.250%, 2/15/29 (Pre-refunded 8/15/09) – FSA Insured	8/09 at 101.00	AAA		255,903

	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D:
35	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	Aaa		36,884
105	5.250%, 8/15/30 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 100.00	Aaa		110,730

1,350	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 (Pre-refunded 11/01/08) – MBIA Insured	11/08 at 101.00	Aaa		1,385,843

5,280	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2000A, 0.000%, 7/01/25 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		4,983,211

1,000	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AAA		1,121,010

500	Greece Central School District, Monroe County, New York, General Obligation Bonds, School District Bonds, Series 1992, 6.000%, 6/15/09 – FGIC Insured (ETM)	No Opt. Call	A2	(4)	520,430

1,295	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 – AMBAC Insured (ETM)	5/08 at 102.00	AAA		1,298,315

500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		539,805

55	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 (Pre-refunded 11/01/11) – MBIA Insured	11/11 at 101.00	Aaa		58,941
11,240	Total U.S. Guaranteed				11,244,009
	Utilities – 5.9%

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – FSA Insured	No Opt. Call	AAA		3,380,700

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – FSA Insured	No Opt. Call	AAA		838,460
2,000	0.000%, 6/01/25 – FSA Insured	No Opt. Call	AAA		785,520

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – FSA Insured	9/11 at 100.00	AAA		1,467,090

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A		3,198,987
6,400	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A		6,145,471

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	AAA		240,195

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – MBIA Insured (Alternative Minimum Tax)	3/09 at 102.00	AAA		976,620
22,450	Total Utilities				17,033,043
	Water and Sewer – 3.4%

405	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.000%, 6/15/33 – MBIA Insured	6/10 at 101.00	AAA		434,188

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – MBIA Insured	6/15 at 100.00	AAA	$3,290,969

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – MBIA Insured	6/16 at 100.00	AAA	2,021,747

15	New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund Pooled Revenue Bonds, Series 1990C, 7.200%, 3/15/11 – MBIA Insured	3/08 at 100.00	AAA	15,054

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – MBIA Insured	6/15 at 100.00	AAA	3,905,120
9,865	Total Water and Sewer			9,667,078
$305,882	Total Investments (cost $306,738,194) – 104.4%			300,038,148

	Floating Rate Obligations – (6.9)%			(19,735,000)

	Other Assets Less Liabilities – 2.5%			7,119,013

	Net Assets – 100%			$287,422,161

As of February 29, 2008, the Fund primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 29, 2008

	Connecticut	New Jersey	New York	New York Insured
Assets
Investments, at value (cost $343,251,137, $201,798,271, $434,372,260 and $306,738,194, respectively)	$335,419,401	$195,138,511	$424,591,751	$300,038,148
Cash	—	—	2,496,211	2,557,129
Unrealized appreciation on forward swaps	—	283,051	—	—
Receivables:
Interest	3,705,177	2,393,345	5,324,436	3,247,872
Investments sold	300,000	492,194	—	2,912,925
Shares sold	525,382	283,265	1,951,300	50,554
Other assets	17,332	629	23,352	34,552
Total assets	339,967,292	198,590,995	434,387,050	308,841,180
Liabilities
Cash overdraft	4,624,284	1,713,704	—	—
Floating rate obligations	16,370,000	—	33,750,000	19,735,000
Payables:
Investments purchased	—	505,007	—	—
Shares redeemed	168,129	1,319,520	2,317,252	1,109,369
Accrued expenses:
Management fees	137,900	85,590	171,329	126,347
12b-1 distribution and service fees	76,059	43,124	77,839	29,566
Other	81,603	61,663	134,368	129,946
Dividends payable	520,109	251,565	564,694	288,791
Total liabilities	21,978,084	3,980,173	37,015,482	21,419,019
Net assets	$317,989,208	$194,610,822	$397,371,568	$287,422,161
Class A Shares
Net assets	$247,654,368	$83,209,961	$190,597,585	$79,592,542
Shares outstanding	24,750,850	8,249,940	18,784,452	8,264,790
Net asset value per share	$10.01	$10.09	$10.15	$9.63
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.45	$10.53	$10.59	$10.05
Class B Shares
Net assets	$13,255,546	$14,539,323	$19,133,107	$9,289,628
Shares outstanding	1,325,565	1,440,203	1,886,057	961,737
Net asset value and offering price per share	$10.00	$10.10	$10.14	$9.66
Class C Shares
Net assets	$39,561,210	$28,362,925	$49,909,778	$13,869,954
Shares outstanding	3,956,000	2,820,966	4,917,454	1,438,798
Net asset value and offering price per share	$10.00	$10.05	$10.15	$9.64
Class R Shares
Net assets	$17,518,084	$68,498,613	$137,731,098	$184,670,037
Shares outstanding	1,743,573	6,772,843	13,547,139	19,103,785
Net asset value and offering price per share	$10.05	$10.11	$10.17	$9.67

Net Assets Consist of:
Capital paid-in	$325,060,717	$200,683,609	$405,964,313	$293,675,675
Undistributed (Over-distribution of) net investment income	(267,897)	(9,909)	146,785	(458,960)
Accumulated net realized gain (loss) from investments and derivative transactions	1,028,124	313,831	1,040,979	905,492
Net unrealized appreciation (depreciation) of investments and derivative transactions	(7,831,736)	(6,376,709)	(9,780,509)	(6,700,046)
Net assets	$317,989,208	$194,610,822	$397,371,568	$287,422,161

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 29, 2008

	Connecticut	New Jersey	New York	New York Insured
Investment Income	$15,930,274	$9,578,746	$21,213,889	$15,587,699
Expenses
Management fees	1,654,160	1,038,347	2,096,602	1,637,926
12b-1 service fees – Class A	485,978	171,588	375,562	175,256
12b-1 distribution and service fees – Class B	155,350	155,377	220,900	106,876
12b-1 distribution and service fees – Class C	310,080	214,911	369,753	104,735
Shareholders’ servicing agent fees and expenses	122,221	107,292	207,420	170,358
Interest expense on floating rate obligations	813,703	228,524	1,168,600	758,669
Custodian’s fees and expenses	81,908	55,549	148,285	119,001
Trustees’ fees and expenses	6,243	4,724	9,604	7,344
Professional fees	21,133	16,146	25,724	22,393
Shareholders’ reports – printing and mailing expenses	35,620	27,756	53,897	39,949
Federal and state registration fees	9,000	6,037	7,997	7,033
Other expenses	8,241	4,633	10,375	7,733
Total expenses before custodian fee credit	3,703,637	2,030,884	4,694,719	3,157,273
Custodian fee credit	(44,948)	(34,275)	(54,307)	(30,758)
Net expenses	3,658,689	1,996,609	4,640,412	3,126,515
Net investment income	12,271,585	7,582,137	16,573,477	12,461,184
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	604,897	661,159	727,563	1,360,370
Forward swaps	712,772	—	482,197	123,586
Futures	(86,560)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(21,113,260)	(14,597,835)	(28,113,647)	(22,624,787)
Forward swaps	—	283,051	(243,132)	—
Futures	(48,548)	—	—	—
Net realized and unrealized gain (loss)	(19,930,699)	(13,653,625)	(27,147,019)	(21,140,831)
Net increase (decrease) in net assets from operations	$(7,659,114)	$(6,071,488)	$(10,573,542)	$(8,679,647)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Connecticut		New Jersey
	Year Ended 2/29/08	Year Ended 2/28/07	Year Ended 2/29/08	Year Ended 2/28/07
Operations
Net investment income	$12,271,585	$11,332,103	$7,582,137	$6,934,050
Net realized gain (loss) from:
Investments	604,897	570,517	661,159	183,798
Forward swaps	712,772	—	—	—
Futures	(86,560)	144,513	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(21,113,260)	318,646	(14,597,835)	890,749
Forward swaps	—	—	283,051	—
Futures	(48,548)	48,548	—	—
Net increase (decrease) in net assets from operations	(7,659,114)	12,414,327	(6,071,488)	8,008,597
Distributions to Shareholders
From net investment income:
Class A	(9,727,430)	(8,929,302)	(3,340,597)	(3,156,809)
Class B	(531,666)	(713,167)	(506,432)	(603,392)
Class C	(1,416,966)	(1,320,161)	(960,912)	(931,006)
Class R	(636,722)	(326,053)	(2,658,668)	(2,161,344)
From accumulated net realized gains:
Class A	(271,219)	(614,542)	(190,700)	(99,858)
Class B	(16,261)	(57,137)	(35,057)	(22,633)
Class C	(46,572)	(106,191)	(63,150)	(34,159)
Class R	(17,446)	(27,738)	(144,707)	(71,737)
Decrease in net assets from distributions to shareholders	(12,664,282)	(12,094,291)	(7,900,223)	(7,080,938)
Fund Share Transactions
Proceeds from sale of shares	75,234,253	47,243,649	38,002,920	42,048,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,990,283	5,742,107	5,234,266	4,551,028
	82,224,536	52,985,756	43,237,186	46,599,802
Cost of shares redeemed	(44,402,242)	(46,047,260)	(29,879,808)	(25,742,288)
Net increase (decrease) in net assets from Fund share transactions	37,822,294	6,938,496	13,357,378	20,857,514
Net increase (decrease) in net assets	17,498,898	7,258,532	(614,333)	21,785,173
Net assets at the beginning of year	300,490,310	293,231,778	195,225,155	173,439,982
Net assets at the end of year	$317,989,208	$300,490,310	$194,610,822	$195,225,155
Undistributed (Over-distribution of) net investment income at the end of year	$(267,897)	$(205,864)	$(9,909)	$(125,434)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	New York		New York Insured
	Year Ended 2/29/08	Year Ended 2/28/07	Year Ended 2/29/08	Year Ended 2/28/07
Operations
Net investment income	$16,573,477	$15,536,142	$12,461,184	$13,171,133
Net realized gain (loss) from:
Investments	727,563	533,873	1,360,370	1,581,968
Forward swaps	482,197	—	123,586	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(28,113,647)	308,049	(22,624,787)	(1,869,948)
Forward swaps	(243,132)	243,132	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	(10,573,542)	16,621,196	(8,679,647)	12,883,153
Distributions to Shareholders
From net investment income:
Class A	(7,760,884)	(6,756,557)	(3,442,451)	(3,511,068)
Class B	(787,288)	(955,404)	(354,690)	(474,465)
Class C	(1,789,834)	(1,584,875)	(467,808)	(494,502)
Class R	(6,192,721)	(5,909,837)	(8,180,499)	(8,648,662)
From accumulated net realized gains:
Class A	(101,244)	(176,765)	(300,039)	(394,162)
Class B	(11,717)	(28,337)	(35,200)	(61,300)
Class C	(26,340)	(48,412)	(47,559)	(62,591)
Class R	(75,589)	(145,842)	(673,781)	(903,073)
Decrease in net assets from distributions to shareholders	(16,745,617)	(15,606,029)	(13,502,027)	(14,549,823)
Fund Share Transactions
Proceeds from sale of shares	96,905,965	72,572,501	12,111,480	17,476,007
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,877,431	9,604,181	10,464,344	10,587,473
	107,783,396	82,176,682	22,575,824	28,063,480
Cost of shares redeemed	(80,384,604)	(58,080,677)	(38,737,063)	(45,875,001)
Net increase (decrease) in net assets from Fund share transactions	27,398,792	24,096,005	(16,161,239)	(17,811,521)
Net increase (decrease) in net assets	79,633	25,111,172	(38,342,913)	(19,478,191)
Net assets at the beginning of year	397,291,935	372,180,763	325,765,074	345,243,265
Net assets at the end of year	$397,371,568	$397,291,935	$287,422,161	$325,765,074
Undistributed (Over-distribution of) net investment income at the end of year	$146,785	$113,579	$(458,960)	$(423,704)

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”), Nuveen New York Municipal Bond Fund (“New York”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contacts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use a market price or fair market value quote provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2008, New Jersey had outstanding when-issued/delayed delivery purchase commitments of $505,007. There were no such outstanding purchase commitments in Connecticut, New York or New York Insured.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended February 29, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Insurance

During the fiscal year ended February 29, 2008, New York Insured invested primarily in municipal securities which were either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Effective March 20, 2008, pursuant to action taken by the Funds’ Board of Trustees, under normal circumstances, New York Insured must invest at least 80% of its net assets in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least A at the time of purchase. In addition, the Fund must invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase. The Fund may also invest up to 20% of its net assets in municipal securities rated below AA (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended February 29, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 29, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Average floating rate obligations	$22,140,492	$6,203,279	$32,097,937	$20,738,087
Average annual interest rate and fees	3.68%	3.68%	3.64%	3.66%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Connecticut was the only Fund to invest in futures contracts during the fiscal year ended February 29, 2008.

Notes to Financial Statements (continued)

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,249,462	$55,053,735	2,658,640	$28,153,881
Class A – automatic conversion of Class B shares	183,345	1,927,896	207,835	2,206,329
Class B	74,666	784,721	31,726	335,772
Class C	901,960	9,454,804	723,228	7,640,536
Class R	761,902	8,013,097	838,440	8,907,131
Shares issued to shareholders due to reinvestment of distributions:
Class A	556,777	5,822,580	442,065	4,683,997
Class B	27,595	288,788	31,626	334,918
Class C	66,990	699,967	56,100	593,864
Class R	17,027	178,948	12,152	129,328
	7,839,724	82,224,536	5,001,812	52,985,756
Shares redeemed:
Class A	(2,668,653)	(27,958,173)	(3,074,045)	(32,447,496)
Class B	(418,879)	(4,391,268)	(360,529)	(3,805,315)
Class B – automatic conversion to Class A shares	(183,469)	(1,927,896)	(207,975)	(2,206,329)
Class C	(761,150)	(7,989,314)	(623,110)	(6,573,426)
Class R	(201,979)	(2,135,591)	(95,486)	(1,014,694)
	(4,234,130)	(44,402,242)	(4,361,145)	(46,047,260)
Net increase (decrease)	3,605,594	$37,822,294	640,667	$6,938,496

	New Jersey
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,200,321	$12,733,746	1,025,662	$10,980,530
Class A – automatic conversion of Class B shares	104,508	1,116,510	177,422	1,897,867
Class B	109,967	1,165,198	107,021	1,146,305
Class C	444,297	4,709,374	416,461	4,440,866
Class R	1,715,493	18,278,092	2,200,700	23,583,206
Shares issued to shareholders due to reinvestment of distributions:
Class A	250,472	2,652,289	210,344	2,255,175
Class B	29,637	314,137	29,190	313,017
Class C	57,770	609,725	49,374	527,639
Class R	156,151	1,658,115	135,420	1,455,197
	4,068,616	43,237,186	4,351,594	46,599,802
Shares redeemed:
Class A	(1,104,820)	(11,671,768)	(1,033,930)	(11,068,893)
Class B	(253,452)	(2,692,889)	(331,816)	(3,548,252)
Class B – automatic conversion to Class A shares	(104,412)	(1,116,510)	(177,382)	(1,897,867)
Class C	(371,563)	(3,941,542)	(386,672)	(4,118,636)
Class R	(980,787)	(10,457,099)	(476,371)	(5,108,640)
	(2,815,034)	(29,879,808)	(2,406,171)	(25,742,288)
Net increase (decrease)	1,253,582	$13,357,378	1,945,423	$20,857,514

	New York
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,376,847	$67,735,318	4,347,224	$46,760,681
Class A – automatic conversion of Class B shares	198,962	2,126,605	124,161	1,340,449
Class B	78,219	838,120	115,486	1,245,586
Class C	1,082,215	11,554,365	1,106,466	11,933,099
Class R	1,374,477	14,651,557	1,046,736	11,292,686
Shares issued to shareholders due to reinvestment of distributions:
Class A	447,670	4,762,536	362,948	3,912,210
Class B	38,229	407,107	45,436	489,582
Class C	88,401	941,146	70,809	764,133
Class R	446,939	4,766,642	410,881	4,438,256
	10,131,959	107,783,396	7,630,147	82,176,682
Shares redeemed:
Class A	(4,932,351)	(52,477,431)	(2,901,947)	(31,215,418)
Class B	(415,966)	(4,433,842)	(569,624)	(6,131,485)
Class B – automatic conversion to Class A shares	(198,983)	(2,126,605)	(124,169)	(1,340,449)
Class C	(717,845)	(7,655,800)	(670,210)	(7,213,713)
Class R	(1,279,673)	(13,690,926)	(1,129,022)	(12,179,612)
	(7,544,818)	(80,384,604)	(5,394,972)	(58,080,677)
Net increase (decrease)	2,587,141	$27,398,792	2,235,175	$24,096,005

Notes to Financial Statements (continued)

	New York Insured
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	725,047	$7,369,797	1,390,593	$14,363,000
Class A – automatic conversion of Class B shares	122,168	1,243,295	128,618	1,323,889
Class B	48,409	493,844	39,631	408,625
Class C	231,415	2,355,916	65,122	672,072
Class R	63,416	648,628	68,570	708,421
Shares issued to shareholders due to reinvestment of distributions:
Class A	266,667	2,709,617	262,141	2,708,770
Class B	25,276	257,985	29,804	308,713
Class C	24,968	253,783	25,627	264,889
Class R	710,326	7,242,959	704,781	7,305,101
	2,217,692	22,575,824	2,714,887	28,063,480
Shares redeemed:
Class A	(1,568,878)	(15,969,802)	(1,770,925)	(18,259,690)
Class B	(283,689)	(2,891,049)	(359,035)	(3,719,314)
Class B – automatic conversion to Class A shares	(121,832)	(1,243,295)	(128,330)	(1,323,889)
Class C	(208,281)	(2,131,534)	(215,144)	(2,216,948)
Class R	(1,616,740)	(16,501,383)	(1,971,601)	(20,355,160)
	(3,799,420)	(38,737,063)	(4,445,035)	(45,875,001)
Net increase (decrease)	(1,581,728)	$(16,161,239)	(1,730,148)	$(17,811,521)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 29, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Purchases	$88,949,953	$35,398,098	$108,583,377	$44,007,153
Sales and maturities	52,435,276	22,449,516	74,470,626	67,970,769

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2008, the cost of investments was as follows:

	Connecticut	New Jersey	New York	New York Insured
Cost of investments	$326,766,521	$201,741,039	$400,382,472	$286,972,686

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2008, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Gross unrealized:
Appreciation	$4,605,325	$2,777,385	$6,484,472	$3,457,810
Depreciation	(12,312,469)	(9,379,507)	(16,025,758)	(10,129,042)
Net unrealized appreciation (depreciation) of investments	$(7,707,144)	$(6,602,122)	$(9,541,286)	$(6,671,232)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ tax year end, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Undistributed net tax-exempt income*	$691,184	$570,527	$1,323,753	$496,066
Undistributed net ordinary income**	722,984	—	507,495	240,880
Undistributed net long-term capital gains	306,928	313,833	533,783	664,611

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2008 and February 28, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income***	$12,185,043	$7,433,703	$16,321,915	$12,530,554
Distributions from net ordinary income**	3,111	—	111,641	69
Distributions from net long-term capital gains****	348,387	433,614	214,531	1,056,510

2007	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$11,182,792	$6,780,511	$15,109,485	$13,164,067
Distributions from net ordinary income**	108,558	—	8,596	21,291
Distributions from net long-term capital gains	769,028	228,387	399,356	1,421,126

    ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

  *** The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2008.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of February 29, 2008, the complex-level fee rate was .1869%.

Notes to Financial Statements (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and .975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 29, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	New Jersey	New York	New York Insured
Sales charges collected (unaudited)	$426,030	$78,546	$343,370	$88,719
Paid to financial intermediaries (unaudited)	382,981	68,168	297,050	76,778

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	New Jersey	New York	New York Insured
Commission advances (unaudited)	$237,804	$62,870	$162,537	$37,077

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2008, the Distributor retained such 12b-1 fees as follows:

	Connecticut	New Jersey	New York	New York Insured
12b-1 fees retained (unaudited)	$198,194	$153,278	$253,211	$95,821

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2008, as follows:

	Connecticut	New Jersey	New York	New York Insured
CDSC retained (unaudited)	$30,522	$27,469	$49,676	$28,250

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and

Notes to Financial Statements (continued)

interim periods within those fiscal years. As of February 29, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2008, to shareholders of record on March 28, 2008, as follows:

	Connecticut	New Jersey	New York	New York Insured
Dividend per share:
Class A	$.0350	$.0345	$.0365	$.0325
Class B	.0285	.0275	.0300	.0260
Class C	.0300	.0295	.0320	.0275
Class R	.0370	.0360	.0385	.0340

Recent Fund Policy Changes

On March 31, 2008, the Nuveen mutual funds announced the following policy changes applicable to the Funds effective May 1, 2008:

•

The period after purchase for which a 1% CDSC is imposed on Class A Share purchases of $1 million or more will be reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed prior to May 1, 2008, will no longer be subject to a CDSC;

•	The Funds will cease offering new Class B Shares to the public and will only issue Class B Shares upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment; and

•	Class R Shares will be renamed Class I Shares.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CONNECTICUT											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (7/87)
2008	$10.67	$.42	$(.65)	$(.23)	$(.42)	$(.01)	$(.43)	$10.01	(2.24)%	$247,654	1.07%	3.96%	1.07%	3.96%	1.06%	3.98%	16%
2007	10.65	.42	.05	.47	(.42)	(.03)	(.45)	10.67	4.54	228,582	1.12	4.00	1.12	4.00	1.11	4.01	14
2006(f)	10.77	.44	(.06)	.38	(.45)	(.05)	(.50)	10.65	3.55	225,785	1.05	4.13	1.05	4.13	1.04	4.14	12
2005	10.99	.48	(.18)	.30	(.48)	(.04)	(.52)	10.77	2.89	221,463.83		4.45	.83	4.45	.83	4.45	8
2004	10.88	.50	.15	.65	(.50)	(.04)	(.54)	10.99	6.21	227,787.85		4.60	.85	4.60	.84	4.60	8
Class B (2/97)
2008	10.66	.34	(.65)	(.31)	(.34)	(.01)	(.35)	10.00	(2.97)	13,256	1.82	3.21	1.82	3.21	1.81	3.22	16
2007	10.65	.34	.04	.38	(.34)	(.03)	(.37)	10.66	3.67	19,462	1.87	3.25	1.87	3.25	1.86	3.27	14
2006(f)	10.76	.36	(.06)	.30	(.36)	(.05)	(.41)	10.65	2.84	24,816	1.80	3.38	1.80	3.38	1.79	3.39	12
2005	10.98	.40	(.18)	.22	(.40)	(.04)	(.44)	10.76	2.09	29,587	1.58	3.70	1.58	3.70	1.58	3.70	8
2004	10.87	.42	.15	.57	(.42)	(.04)	(.46)	10.98	5.40	31,678	1.60	3.85	1.60	3.85	1.59	3.85	8
Class C (10/93)
2008	10.66	.36	(.65)	(.29)	(.36)	(.01)	(.37)	10.00	(2.80)	39,561	1.62	3.41	1.62	3.41	1.61	3.43	16
2007	10.64	.37	.04	.41	(.36)	(.03)	(.39)	10.66	3.96	39,949	1.67	3.45	1.67	3.45	1.66	3.46	14
2006(f)	10.76	.38	(.06)	.32	(.39)	(.05)	(.44)	10.64	2.98	38,228	1.60	3.58	1.60	3.58	1.59	3.59	12
2005	10.98	.42	(.18)	.24	(.42)	(.04)	(.46)	10.76	2.32	35,767	1.38	3.90	1.38	3.90	1.38	3.90	8
2004	10.87	.44	.15	.59	(.44)	(.04)	(.48)	10.98	5.62	41,194	1.40	4.05	1.40	4.05	1.39	4.05	8
Class R (2/97)
2008	10.71	.44	(.65)	(.21)	(.44)	(.01)	(.45)	10.05	(2.01)	17,518.87		4.17	.87	4.17	.86	4.18	16
2007	10.70	.45	.04	.49	(.45)	(.03)	(.48)	10.71	4.66	12,497.92		4.19	.92	4.19	.91	4.20	14
2006(f)	10.82	.47	(.07)	.40	(.47)	(.05)	(.52)	10.70	3.77	4,403.85		4.33	.85	4.33	.84	4.34	12
2005	11.03	.50	(.17)	.33	(.50)	(.04)	(.54)	10.82	3.16	3,666.63		4.65	.63	4.65	.63	4.65	8
2004	10.92	.52	.15	.67	(.52)	(.04)	(.56)	11.03	6.36	4,005.65		4.79	.65	4.79	.64	4.80	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.26%
2007	.29
2006(f)	.22
2005	—
2004	—

(f)	Each Ratio of Expenses to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW JERSEY											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.82	$.42	$(.72)	$(.30)	$(.41)	$(.02)	$(.43)	$10.09	(2.82)%	$83,210.96%		3.91%	.96%	3.91%	.94%	3.93%	11%
2007	10.78	.42	.04	.46	(.41)	(.01)	(.42)	10.82	4.44	84,421	1.00	3.88	1.00	3.88	.98	3.90	7
2006	10.85	.43	(.02)	.41	(.44)	(.04)	(.48)	10.78	3.89	80,009.86		3.96	.86	3.96	.85	3.97	15
2005	10.97	.45	(.11)	.34	(.46)	—	(.46)	10.85	3.20	73,687.88		4.22	.88	4.22	.87	4.23	15
2004	10.79	.46	.18	.64	(.46)	—	(.46)	10.97	6.07	77,021.90		4.26	.90	4.26	.89	4.27	17
Class B (2/97)
2008	10.83	.34	(.72)	(.38)	(.33)	(.02)	(.35)	10.10	(3.58)	14,539	1.71	3.16	1.71	3.16	1.69	3.18	11
2007	10.78	.34	.05	.39	(.33)	(.01)	(.34)	10.83	3.72	17,960	1.75	3.13	1.75	3.13	1.73	3.15	7
2006	10.85	.35	(.02)	.33	(.36)	(.04)	(.40)	10.78	3.09	21,908	1.61	3.21	1.61	3.21	1.60	3.22	15
2005	10.96	.37	(.11)	.26	(.37)	—	(.37)	10.85	2.49	25,273	1.63	3.47	1.63	3.47	1.62	3.48	15
2004	10.78	.38	.17	.55	(.37)	—	(.37)	10.96	5.26	27,140	1.65	3.51	1.65	3.51	1.64	3.52	17
Class C (9/94)
2008	10.79	.36	(.73)	(.37)	(.35)	(.02)	(.37)	10.05	(3.47)	28,363	1.51	3.37	1.51	3.37	1.49	3.38	11
2007	10.75	.36	.04	.40	(.35)	(.01)	(.36)	10.79	3.87	29,028	1.55	3.33	1.55	3.33	1.53	3.35	7
2006	10.82	.37	(.02)	.35	(.38)	(.04)	(.42)	10.75	3.33	28,068	1.41	3.41	1.41	3.41	1.40	3.42	15
2005	10.94	.39	(.11)	.28	(.40)	—	(.40)	10.82	2.63	27,914	1.43	3.67	1.43	3.67	1.42	3.68	15
2004	10.76	.40	.18	.58	(.40)	—	(.40)	10.94	5.50	28,226	1.45	3.72	1.45	3.72	1.44	3.73	17
Class R (2/92)
2008	10.85	.44	(.73)	(.29)	(.43)	(.02)	(.45)	10.11	(2.74)	68,499.76		4.11	.76	4.11	.74	4.13	11
2007	10.80	.44	.05	.49	(.43)	(.01)	(.44)	10.85	4.70	63,816.80		4.08	.80	4.08	.78	4.10	7
2006	10.87	.45	(.02)	.43	(.46)	(.04)	(.50)	10.80	4.06	43,455.67		4.16	.67	4.16	.65	4.17	15
2005	10.98	.48	(.12)	.36	(.47)	—	(.47)	10.87	3.46	43,464.68		4.42	.68	4.42	.67	4.43	15
2004	10.80	.48	.17	.65	(.47)	—	(.47)	10.98	6.24	45,807.70		4.46	.70	4.46	.69	4.47	17

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.12%
2007	.14
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW YORK											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.86	$.44	$(.70)	$(.26)	$(.44)	$(.01)	$(.45)	$10.15	(2.53)%	$190,598	1.12%	4.13%	1.12%	4.13%	1.11%	4.14%	17%
2007	10.84	.45	.02	.47	(.44)	(.01)	(.45)	10.86	4.44	181,313	1.14	4.15	1.14	4.15	1.13	4.17	9
2006(f)	10.93	.47	(.05)	.42	(.46)	(.05)	(.51)	10.84	3.88	159,947	1.08	4.29	1.08	4.29	1.06	4.31	12
2005	11.10	.50	(.17)	.33	(.50)	—	(.50)	10.93	3.12	127,502.86		4.59	.86	4.59	.85	4.60	8
2004	10.88	.52	.22	.74	(.52)	—	(.52)	11.10	6.94	122,569.88		4.76	.88	4.76	.88	4.76	12
Class B (2/97)
2008	10.86	.36	(.71)	(.35)	(.36)	(.01)	(.37)	10.14	(3.34)	19,133	1.87	3.38	1.87	3.38	1.86	3.39	17
2007	10.84	.37	.02	.39	(.36)	(.01)	(.37)	10.86	3.69	25,898	1.89	3.41	1.89	3.41	1.88	3.42	9
2006(f)	10.94	.39	(.06)	.33	(.38)	(.05)	(.43)	10.84	3.05	31,620	1.83	3.54	1.83	3.54	1.81	3.56	12
2005	11.11	.42	(.17)	.25	(.42)	—	(.42)	10.94	2.38	36,125	1.61	3.84	1.61	3.84	1.60	3.85	8
2004	10.90	.44	.21	.65	(.44)	—	(.44)	11.11	6.07	41,579	1.63	4.01	1.63	4.01	1.63	4.01	12
Class C (9/94)
2008	10.87	.39	(.71)	(.32)	(.39)	(.01)	(.40)	10.15	(3.12)	49,910	1.67	3.58	1.67	3.58	1.66	3.60	17
2007	10.85	.39	.02	.41	(.38)	(.01)	(.39)	10.87	3.92	48,525	1.69	3.60	1.69	3.60	1.68	3.62	9
2006(f)	10.95	.41	(.06)	.35	(.40)	(.05)	(.45)	10.85	3.27	42,934	1.63	3.74	1.63	3.74	1.61	3.76	12
2005	11.12	.44	(.16)	.28	(.45)	—	(.45)	10.95	2.60	37,221	1.41	4.04	1.41	4.04	1.40	4.05	8
2004	10.91	.46	.22	.68	(.47)	—	(.47)	11.12	6.30	35,832	1.43	4.21	1.43	4.21	1.43	4.21	12
Class R (12/86)
2008	10.88	.47	(.71)	(.24)	(.46)	(.01)	(.47)	10.17	(2.31)	137,731.92		4.33	.92	4.33	.91	4.34	17
2007	10.86	.47	.02	.49	(.46)	(.01)	(.47)	10.88	4.66	141,556.94		4.35	.94	4.35	.93	4.37	9
2006(f)	10.96	.49	(.06)	.43	(.48)	(.05)	(.53)	10.86	4.01	137,680.88		4.49	.88	4.49	.86	4.51	12
2005	11.13	.52	(.17)	.35	(.52)	—	(.52)	10.96	3.34	139,964.66		4.79	.66	4.79	.65	4.80	8
2004	10.91	.54	.23	.77	(.55)	—	(.55)	11.13	7.06	150,963.68		4.96	.68	4.96	.68	4.96	12

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.29%
2007	.30
2006(f)	.24
2005	—
2004	—

(f)	Each Ratio of Expenses to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW YORK INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.37	$.40	$(.71)	$(.31)	$(.40)	$(.03)	$(.43)	$9.63	(3.07)%	$79,593	1.08%	3.89%	1.08%	3.89%	1.07%	3.90%	13%
2007	10.41	.40	—	.40	(.40)	(.04)	(.44)	10.37	4.02	90,400	1.03	3.89	1.03	3.89	1.02	3.90	9
2006	10.71	.42	(.09)	.33	(.42)	(.21)	(.63)	10.41	3.19	90,706.84		3.93	.84	3.93	.83	3.94	22
2005	10.98	.45	(.18)	.27	(.45)	(.09)	(.54)	10.71	2.59	87,032.85		4.17	.85	4.17	.85	4.18	12
2004	10.92	.46	.21	.67	(.47)	(.14)	(.61)	10.98	6.37	78,526.86		4.28	.86	4.28	.86	4.28	10
Class B (2/97)
2008	10.40	.32	(.71)	(.39)	(.32)	(.03)	(.35)	9.66	(3.79)	9,290	1.83	3.14	1.83	3.14	1.82	3.15	13
2007	10.44	.33	(.01)	.32	(.32)	(.04)	(.36)	10.40	3.23	13,447	1.78	3.14	1.78	3.14	1.77	3.15	9
2006	10.73	.34	(.09)	.25	(.33)	(.21)	(.54)	10.44	2.47	17,871	1.59	3.17	1.59	3.17	1.58	3.18	22
2005	11.00	.37	(.18)	.19	(.37)	(.09)	(.46)	10.73	1.79	22,881	1.60	3.42	1.60	3.42	1.60	3.42	12
2004	10.93	.38	.22	.60	(.39)	(.14)	(.53)	11.00	5.64	27,104	1.61	3.53	1.61	3.53	1.61	3.53	10
Class C (9/94)
2008	10.37	.34	(.70)	(.36)	(.34)	(.03)	(.37)	9.64	(3.54)	13,870	1.63	3.34	1.63	3.34	1.62	3.35	13
2007	10.42	.35	(.02)	.33	(.34)	(.04)	(.38)	10.37	3.31	14,426	1.58	3.34	1.58	3.34	1.57	3.35	9
2006	10.71	.36	(.08)	.28	(.36)	(.21)	(.57)	10.42	2.70	15,783	1.39	3.37	1.39	3.37	1.38	3.38	22
2005	10.98	.39	(.18)	.21	(.39)	(.09)	(.48)	10.71	2.02	17,470	1.40	3.62	1.40	3.62	1.40	3.63	12
2004	10.92	.40	.21	.61	(.41)	(.14)	(.55)	10.98	5.78	21,246	1.42	3.73	1.42	3.73	1.41	3.73	10
Class R (12/86)
2008	10.40	.42	(.70)	(.28)	(.42)	(.03)	(.45)	9.67	(2.79)	184,670.88		4.09	.88	4.09	.87	4.10	13
2007	10.45	.42	(.01)	.41	(.42)	(.04)	(.46)	10.40	4.08	207,492.83		4.09	.83	4.09	.82	4.10	9
2006	10.74	.44	(.08)	.36	(.44)	(.21)	(.65)	10.45	3.45	220,883.64		4.13	.64	4.13	.63	4.13	22
2005	11.00	.47	(.17)	.30	(.47)	(.09)	(.56)	10.74	2.85	237,657.65		4.37	.65	4.37	.65	4.37	12
2004	10.94	.49	.20	.69	(.49)	(.14)	(.63)	11.00	6.53	258,263.66		4.48	.66	4.48	.66	4.48	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.24%
2007	.18
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

April 18, 2008

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	184

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	184

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	184

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	182

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	184

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184

Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	184

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (2002-2005) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	184

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	64

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC. (since 2002); Rittenhouse Asset Management, Inc. (since 2003); Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasury of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4), Chartered Financial Analyst.	184

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	184

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	184

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	184

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	184

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	184

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	64

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	184

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-MS3-0208D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 29, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it had no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 15, 2008

“A Nuveen municipal

bond fund can offer

more than just tax-free income – it also can

provide portfolio diversification that can

lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Massachusetts

Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio manager Cathryn Steeves discusses the general market and economic conditions affecting the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund, as well as key investment strategies and the Funds’ performance during the period. Cathryn, who has 12 years of investment experience, has managed the Funds since 2006.

What factors had the greatest influence on the U.S. economy and the national and Massachusetts municipal markets during the twelve-month period ended February 29, 2008?

These past twelve months were a remarkably volatile period for municipal bonds. While it began quietly enough, conditions began to be much more challenging beginning in August 2007. Falling home values led to rising mortgage defaults and significant losses in bonds backed by sub-prime mortgages. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell and yields rose dramatically in August.

While the tax-exempt bond market bounced back in the following month and generally remained stable for the reminder of 2007, conditions once again worsened late in the year and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with the least amount of interest rate sensitivity. These bonds performed the best over the period, aided by an aggressive series of Federal Reserve rate cuts. Longer-duration bonds, which carry more interest rate risk, did relatively poorly. Against this backdrop, the yield curve steepened dramatically, with declining yields and rising prices on bonds with limited maturities and steady to weaker prices on longer-dated debt.

The risk-averse market environment also led to a dramatic widening of credit spreads, meaning that bonds with lower credit ratings significantly underperformed higher-quality issues, as investors demanded higher yields in compensation for the added credit risk.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Large supplies coupled with reduced demand served to further depress the market late in the period. Total new supply exceeded $427 billion nationally – a record level that was 10 percent higher than the prior year. More than $12 billion worth of new municipal supply came to market in Massachusetts during 2007, representing a year-over-year increase of 26 percent.

The Massachusetts economy was affected by a deteriorating national economic picture and weaker housing markets. However, the state’s jobless rate stood at 4.5 percent in February 2008, a 0.2 percent improvement compared to a year earlier and below the national average of 4.8 percent. As of the end of February 2008, the state maintained a credit rating of Aa2 from Moody’s Investors Services.

How did the Funds perform during the twelve-month period?

The chart on page 3 provides total return performance information for the Funds for the one-, five-, and ten-year periods ended February 29, 2008. During the twelve-month reporting period, the Class A shares of the Nuveen Massachusetts Municipal Bond Fund

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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Class A Shares—

Average Annual Total Returns as of 2/29/08

	1-Year	5-Year	10-Year

Nuveen Massachusetts Municipal Bond Fund
A Shares at NAV	-3.61%	2.81%	3.88%
A Shares at Offer	-7.63%	1.93%	3.44%
Lipper Massachusetts Municipal Debt Funds Category Average[1]	-3.23%	2.50%	3.70%
Lehman Brothers Massachusetts Municipal Bond Index[2]	-0.10%	3.40%	4.80%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Nuveen Massachusetts Insured Municipal Bond Fund
A Shares at NAV	-1.42%	2.80%	3.89%
A Shares at Offer	-5.52%	1.93%	3.45%
Lipper Massachusetts Municipal Debt Funds Category Average[1]	-3.23%	2.50%	3.70%
Lehman Brothers Massachusetts Insured Municipal Bond Index[2]	-2.20%	3.38%	4.92%
Lehman Brothers Municipal Bond Index[2]	-1.17%	3.35%	4.71%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

underperformed the Lipper Massachusetts Municipal Debt Funds Category Average as well as the Lehman Brothers Massachusetts Municipal Bond Index and the national Lehman Brothers Municipal Bond Index. The Class A shares of the Nuveen Massachusetts Insured Municipal Bond Fund outperformed the Lipper Massachusetts Municipal Debt Funds Category Average as well as the Lehman Brothers Massachusetts Insured Municipal Bond Index while modestly trailing the national Lehman Brothers Municipal Bond Index.

All of the Funds’ index and peer group returns were negative for the one-year period, reflecting the difficult environment for municipal bonds during the latter part of 2007 and early 2008. The five-and ten-year returns cover a more varied set of market conditions.

The Nuveen Massachusetts Insured Fund’s relatively short duration positioning – meaning it had limited sensitivity to changes in interest rates – had a positive overall influence on its performance. Specifically, the portfolio was relatively overweighted in pre-refunded bonds, which in addition to having very short maturities are typically backed by U.S. Treasury securities, which performed very well during the year. The Fund also benefited from its exposure to bonds with relatively short call dates. In contrast, duration positioning had a negative overall influence on the one-year return of the uninsured Massachusetts Fund, with an overexposure to the poor-performing long end of the yield curve hampering results. An overweighting in intermediate-duration bonds, however, helped make up for some of the duration-related underperformance.

The uninsured Fund was also relatively overweighted in BBB-rated bonds, especially in the health care sector, which makes up a significant

1	The Lipper Massachusetts Municipal Debt Funds Category average shown represents the average annualized total return for all reporting funds for the periods ended February 29, 2008. The Lipper Massachusetts Municipal Debt Funds Category contained 55, 49 and 42 funds for the respective one-, five- and ten-year periods ended February 29, 2008. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Massachusetts Municipal Bond Index is an unmanaged index comprised of investment grade, Massachusetts tax-exempt bonds with maturities of two years or greater. The Lehman Brothers Massachusetts Insured Municipal Bond Index is comprised of insured Massachusetts municipal bond issues. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

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portion of Massachusetts’s municipal supply. This larger allocation to lower-rated hospital debt proved to be a negative for the Fund’s performance, as investors tended to favor higher-quality issues, given the challenging market environment. While the overweighting in health care detracted overall, some of the bonds we owned in this sector performed quite well on an individual basis.

In addition, a significant negative for the uninsured Fund was exposure to bonds backed by insurers whose credit ratings were downgraded during the period. For example, the Fund owned bonds insured by Radian Asset Insurance, whose parent company, Radian Group, provides mortgage insurance as part of its business. Worries about the potential effects of sub-prime-related losses on Radian Asset Insurance’s balance sheet spread to its municipal-bond-insurance subsidiary. We did not believe that Radian Asset Insurance faced significant financial risks, however, and continued to purchase Radian-insured bonds. Unfortunately, those bonds continued to see their prices decline during the period. A variety of other bond insurers faced similar concerns during the period, including ACA Capital and XL Capital Assurance (XLCA), both of which insured positions in the uninsured Fund’s portfolio.

The insured Fund benefited from having relatively limited exposure to troubled insurers. The portfolio did include modest exposure to bonds insured by Radian Asset Insurance, but otherwise was positioned in debt backed by very-high-quality bond insurers whose credit ratings remained intact during the period.

Another positive for the insured Fund was owning forward-interest-rate swaps. Our derivative positions benefited from an unexpected divergence in the performance of Treasuries relative to the municipal market. Treasuries performed quite well, adding to the performance of our derivative investments.

What strategies were used to manage the Funds?

As always, we continued our theme of careful duration management. We sought to keep the Funds’ level of interest rate sensitivity sufficiently long and in a target range. To varying extents in each portfolio, when we found suitable opportunities to do so, we invested in longer-duration bonds while maintaining existing overweightings in intermediate-maturity securities. When available, we favored longer-dated, higher-coupon bonds, as we believed that these issues would be more defensive in a rising-interest-rate environment. Although portfolio management activity was relatively subdued in the uninsured Fund, new purchases consisted of a handful of health care bond issues as well as a higher education issue.

In both Funds, much of our selling activity during the period was focused on shorter-duration bonds. Although selling some of these bonds hurt performance during the period because many shorter-duration bonds performed relatively well, these sales enabled us to maintain the portfolios’ durations within desired levels. Additionally, we believed these bonds offered less attractive future value potential for shareholders.

Another way in which we controlled the duration of the insured Fund was to invest modestly in forward-interest-rate swaps. These swaps enabled us to reduce the portfolio’s volatility and manage its duration without having to sell positions that we believed were attractive. As the period progressed and municipal bonds were significantly underperforming U.S. Treasuries, we believed that maintaining these derivative positions – which had a significant positive influence on performance – would expose the portfolio to excessive risk. As a result, by late in the period we had eliminated the majority of our interest-rate-swap positions.

A unique investment opportunity surfaced during the second half of the reporting period. In the insured portfolio, which had a greater amount of cash available to put to work, we were able to purchase auction-rate bonds – securities that traditionally have been popular with money market funds because of the bonds’ extremely short durations – at very favorable yields. Because the demand for these issues fell dramatically as

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liquidity dried up, we felt that auction-rate securities offered unusual value and took advantage of buying opportunities at various times.

Dividend Information

During the reporting period, there was one dividend increase for the uninsured Fund and no dividend change for the insured Fund. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2008, both Funds had positive UNII for financial statement purposes and positive UNII balances for tax purposes.

Recent Developments Regarding Bond Insurance Companies and Fund Policy Changes

The Portfolios of Investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC- insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 28, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen funds’ Board of Trustees approved changes to the investment policies of all the Nuveen insured municipal open-end funds. The new policies require that (1) at least 80% of the funds’ net assets be invested in insured municipal bonds guaranteed by insurers rated “A” or better by at least one rating agency at the time of purchase; (2) at least 80% of the funds’ net assets must be invested in municipal bonds rated “AA” or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of the fund’s net assets may be invested in uninsured municipal bonds rated “A” to “BBB” by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes, effective March 20, 2008, are designed to increase portfolio manager flexibility and retain the insured nature of the funds’ investment portfolios for current and future environments.

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Nuveen Massachusetts Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Massachusetts Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The Lehman Brothers Massachusetts Municipal Bond Index is an unmanaged index comprised of investment grade, Massachusetts tax-exempt bonds with maturities of two years or greater. The Lehman Brothers Massachusetts Insured Municipal Bond Index is comprised of insured Massachusetts municipal bond issues. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 2/29/08 Nuveen Massachusetts Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.34	$9.35	$9.26	$9.32
Latest Monthly Dividend[1]	$0.0325	$0.0265	$0.0280	$0.0340
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0395	$0.0395	$0.0395	$0.0395
Inception Date	9/07/94	3/07/97	10/06/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-3.61%	-7.63%
5-Year	2.81%	1.93%
10-Year	3.88%	3.44%
B Shares	w/o CDSC	w/CDSC
1-Year	-4.41%	-8.10%
5-Year	2.03%	1.86%
10-Year	3.27%	3.27%
C Shares	NAV
1-Year	-4.27%
5-Year	2.23%
10-Year	3.32%
R Shares	NAV
1-Year	-3.45%
5-Year	3.01%
10-Year	4.09%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.18%	4.00%
30-Day Yield[3]	3.84%	—
SEC 30-Day Yield[3,4]	—	3.68%
Taxable-Equivalent Yield[4,5]	5.63%	5.40%
B Shares	NAV
Dividend Yield[3]	3.40%
30-Day Yield[3]	3.05%
Taxable-Equivalent Yield[5]	4.47%
C Shares	NAV
Dividend Yield[3]	3.63%
30-Day Yield[3]	3.26%
Taxable-Equivalent Yield[5]	4.78%
R Shares	NAV
Dividend Yield[3]	4.38%
SEC 30-Day Yield[3]	4.05%
Taxable-Equivalent Yield[5]	5.94%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	-0.21%	-4.40%
5-Year	3.50%	2.62%
10-Year	4.19%	3.75%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.04%	-4.86%
5-Year	2.71%	2.53%
10-Year	3.58%	3.58%
C Shares	NAV
1-Year	-0.76%
5-Year	2.92%
10-Year	3.62%
R Shares	NAV
1-Year	-0.03%
5-Year	3.69%
10-Year	4.40%

Portfolio Statistics
Net Assets ($000)	$135,309
Average Effective Maturity on Securities (Years)	17.66
Average Duration	8.65

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.87%	0.85%	2/28/07
Class B	1.62%	1.60%	2/28/07
Class C	1.42%	1.40%	2/28/07
Class R	0.67%	0.65%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains and ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

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Fund Spotlight as of 2/29/08 Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Health Care	18.0%
Tax Obligation/General	12.9%
Education and Civic Organizations	12.6%
Tax Obligation/Limited	11.3%
Long-Term Care	8.8%
Water and Sewer	8.6%
Transportation	8.1%
U.S. Guaranteed	7.0%
Housing/Multifamily	5.8%
Other	6.9%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$977.90	$974.40	$975.00	$978.80	$1,020.39	$1,016.61	$1,017.60	$1,021.39
Expenses Incurred During Period	$4.43	$8.15	$7.17	$3.49	$4.52	$8.32	$7.32	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.66%, 1.46% and ..71% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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Fund Spotlight as of 2/29/08 Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.80	$9.82	$9.81	$9.84
Latest Monthly Dividend[1]	$0.0320	$0.0255	$0.0270	$0.0335
Latest Capital Gain Distribution[2]	$0.0472	$0.0472	$0.0472	$0.0472
Inception Date	9/07/94	3/06/97	9/15/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 2/29/08
A Shares	NAV	Offer
1-Year	-1.42%	-5.52%
5-Year	2.80%	1.93%
10-Year	3.89%	3.45%
B Shares	w/o CDSC	w/CDSC
1-Year	-2.07%	-5.85%
5-Year	2.05%	1.88%
10-Year	3.28%	3.28%
C Shares	NAV
1-Year	-1.90%
5-Year	2.25%
10-Year	3.34%
R Shares	NAV
1-Year	-1.24%
5-Year	3.01%
10-Year	4.11%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.92%	3.75%
30-Day Yield[3]	3.66%	—
SEC 30-Day Yield[3,4]	—	3.51%
Taxable-Equivalent Yield[4,5]	5.37%	5.15%
B Shares	NAV
Dividend Yield[3]	3.12%
30-Day Yield[3]	2.88%
Taxable-Equivalent Yield[5]	4.22%
C Shares	NAV
Dividend Yield[3]	3.30%
30-Day Yield[3]	3.08%
Taxable-Equivalent Yield[5]	4.52%
R Shares	NAV
Dividend Yield[3]	4.09%
SEC 30-Day Yield[3]	3.87%
Taxable-Equivalent Yield[5]	5.67%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	1.89%	-2.38%
5-Year	3.47%	2.58%
10-Year	4.20%	3.75%
B Shares	w/o CDSC	w/CDSC
1-Year	1.11%	-2.79%
5-Year	2.71%	2.54%
10-Year	3.58%	3.58%
C Shares	NAV
1-Year	1.29%
5-Year	2.90%
10-Year	3.63%
R Shares	NAV
1-Year	2.06%
5-Year	3.68%
10-Year	4.41%

Portfolio Statistics
Net Assets ($000)	$78,712
Average Effective Maturity on Securities (Years)	15.52
Average Duration	7.57

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.06%	1.05%	2/28/07
Class B	1.81%	1.80%	2/28/07
Class C	1.61%	1.60%	2/28/07
Class R	0.86%	0.85%	2/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the credit, expenses would be higher and total returns would be less.

1	Paid March 3, 2008. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2008.

2	Paid November 13, 2007. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Annual Report    Page 9

Fund Spotlight as of 2/29/08 Nuveen Massachusetts Insured Municipal Bond Fund

Bond Credit Quality1,2

As of February 29, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries[2]
Tax Obligation/General	31.4%
U.S. Guaranteed	13.0%
Tax Obligation/Limited	10.8%
Education and Civic Organizations	9.6%
Health Care	9.6%
Long-Term Care	7.0%
Water and Sewer	6.0%
Housing/Multifamily	5.6%
Transportation	5.0%
Other	2.0%
1	The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager’s Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

2	As a percentage of total investments (excluding derivative transactions) as of February 29, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/08)	$990.40	$986.60	$987.50	$991.30	$1,019.73	$1,016.00	$1,017.00	$1,020.73
Expenses Incurred During Period	$5.11	$8.80	$7.82	$4.12	$5.18	$8.93	$7.93	$4.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.78%, 1.58%, and ..83% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 10

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

	Nuveen Massachusetts Municipal Bond Fund	Nuveen Massachusetts Insured Municipal Bond Fund
To approve a new investment management agreement:
For	9,049,527	3,884,955
Against	246,629	362,215
Abstain	335,819	126,890
Broker Non-Votes	4,910,561	1,023,376
Total	14,542,536	5,397,436

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	14,080,833	5,230,790
Withhold	461,703	166,646
Total	14,542,536	5,397,436
Jack B. Evans
For	14,100,158	5,231,857
Withhold	442,378	165,579
Total	14,542,536	5,397,436
William C. Hunter
For	14,100,158	5,231,857
Withhold	442,378	165,579
Total	14,542,536	5,397,436
David J. Kundert
For	14,092,282	5,235,260
Withhold	450,254	162,176
Total	14,542,536	5,397,436
William J. Schneider
For	14,103,341	5,233,996
Withhold	439,195	163,440
Total	14,542,536	5,397,436
Timothy R. Schwertfeger
For	14,103,244	5,235,260
Withhold	439,292	162,176
Total	14,542,536	5,397,436
Judith M. Stockdale
For	14,079,686	5,229,695
Withhold	462,850	167,741
Total	14,542,536	5,397,436

11

Shareholder

Meeting Report (continued)

	Nuveen Massachusetts Municipal Bond Fund	Nuveen Massachusetts Insured Municipal Bond Fund

Approval of the Board Members was reached as follows:
Carole E. Stone
For	14,090,648	5,226,228
Withhold	451,888	171,208
Total	14,542,536	5,397,436
To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	14,184,227	5,088,873
Against	70,103	76,765
Abstain	288,206	231,798
Total	14,542,536	5,397,436

12

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.0%

$1,465	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3	$1,328,711
	Consumer Staples – 0.6%

870	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	817,852
	Education and Civic Organizations – 12.5%

2,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2007P, 5.000%, 7/01/38	7/17 at 100.00	AA–	1,864,220

1,800	Massachusetts Development Finance Agency, Revenue Bonds, Western New England College, Series 2005A, 5.000%, 9/01/33 – AGC Insured	9/15 at 100.00	AAA	1,686,726

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	A3	1,344,735

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/09 at 101.00	BBB	2,704,830

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AAA	2,960,425

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19	9/13 at 100.00	AA–	778,395

895	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	904,272

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 1993K, 5.375%, 6/01/14	No Opt. Call	AA–	1,092,420

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	492,300

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21	7/13 at 100.00	AAA	506,390

2,230	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	2,184,709

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	2/09 at 101.00	BBB–	410,015
17,675	Total Education and Civic Organizations			16,929,437
	Health Care – 17.9%

2,900	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured	8/09 at 101.00	N/R	2,795,542

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,268,713

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	AA	2,756,040

50	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.750%, 7/01/28	1/09 at 101.00	BBB	45,275

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22	7/12 at 101.00	BBB	994,290

790	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	A	801,755

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,007,230

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	AA	1,069,313

13

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – FSA Insured	7/08 at 101.00	AAA	$1,423,545

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A	1,927,440

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A	1,922,380

2,040	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	1,668,067

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,200,276

105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	106,093

375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB	381,334

2,565	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	2,125,744

3,000	Massachusetts State, Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	2,773,380
26,225	Total Health Care			24,266,417
	Housing/Multifamily – 5.8%

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/10 at 105.00	AAA	1,161,752

2,160	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	1,866,110

2,775	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/09 at 102.00	N/R	2,784,990

530	Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA–	476,279

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	478,480

1,000	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	7/08 at 102.00	AAA	1,021,170
8,080	Total Housing/Multifamily			7,788,781
	Housing/Single Family – 1.2%

1,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-122, 4.875%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA	1,378,530

290	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	294,858
1,880	Total Housing/Single Family			1,673,388
	Industrials – 0.7%

565	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	536,078

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	408,136
965	Total Industrials			944,214

14

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 8.7%

$1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	AA	$1,313,730

2,590	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	BB–	2,250,995

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB–	52,917

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	9/09 at 102.00	AA	1,801,814

885	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – MBIA Insured	7/08 at 100.00	AAA	886,743

150	Massachusetts Industrial Finance Agency, FHA-Insured Project Revenue Bonds, Heights Crossing LP, Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)	8/08 at 100.00	AAA	150,165

610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/11 at 101.00	BBB–	582,465

2,020	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)	6/09 at 102.00	AAA	1,968,611

	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, TNG Draper Place Project, Series 1998:
185	5.400%, 8/20/12 (Alternative Minimum Tax)	8/08 at 105.00	AA	187,340
2,490	6.450%, 8/20/39 (Alternative Minimum Tax)	8/08 at 105.00	AA	2,621,846
12,270	Total Long-Term Care			11,816,626
	Tax Obligation/General – 12.8%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aaa	512,010

1,160	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	Aaa	1,175,637

1,000	Boston, Massachusetts, General Obligation Bonds, Series 2001B, 5.000%, 8/01/15	8/11 at 100.00	AA+	1,050,490

2,130	Boston, Massachusetts, General Obligation Bonds, Series 2006A, 5.000%, 1/01/20	1/16 at 100.00	AA+	2,199,566

1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	BBB	1,043,540

1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – FSA Insured	2/13 at 101.00	AAA	1,016,090

1,145	Falmouth, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 2/01/19	2/12 at 101.00	AA+	1,173,282

2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AAA	2,972,849

1,490	Northbridge, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 2/15/18 – AMBAC Insured	2/12 at 101.00	AAA	1,540,675

1,000	Randolph, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 9/01/13 – AMBAC Insured	No Opt. Call	AAA	1,062,530

1,000	Reading, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 3/15/15 – MBIA Insured	3/14 at 100.00	AAA	1,065,020

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	AAA	706,726

1,825	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	A	1,857,412
16,440	Total Tax Obligation/General			17,375,827
	Tax Obligation/Limited – 11.3%

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	AAA	646,109

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	AAA	385,619

770	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA	809,617

2,925	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006, 5.000%, 7/01/26	7/18 at 100.00	AAA	2,866,325

15

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 –MBIA Insured	5/14 at 100.00	AAA		$559,895

815	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AAA		781,487

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
1,025	5.375%, 5/01/22 – XLCA Insured	No Opt. Call	A1		1,054,161
1,125	5.375%, 5/01/23 – XLCA Insured	No Opt. Call	A1		1,148,963

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
2,100	5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA		2,145,843
2,000	5.000%, 8/15/22 – FSA Insured	8/15 at 100.00	AAA		2,017,300

670	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A		667,588

2,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		2,154,040
15,055	Total Tax Obligation/Limited				15,236,947
	Transportation – 8.1%

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – MBIA Insured	7/13 at 100.00	AAA		3,775,862

2,330	Massachusetts Port Authority, Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AMBAC Insured	7/15 at 100.00	AAA		2,305,255

1,800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A		1,619,820

3,525	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AAA		3,215,398
11,490	Total Transportation				10,916,335
	U.S. Guaranteed – 7.0% (4)

90	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aaa		94,768

75	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2	(4)	80,084

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A–	(4)	57,529

1,090	Massachusetts Health and Educational Facilities Authority, FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A, 5.000%, 8/01/16 (Pre-refunded 8/01/10)	8/10 at 100.00	AAA		1,120,171

210	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)	1/12 at 101.00	Aaa		231,529

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	A	(4)	647,076

1,680	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32 (Pre-refunded 7/01/11)	7/11 at 101.00	AA	(4)	1,831,066

2,945	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(4)	3,185,959

445	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/08 at 100.00	AAA		568,109

1,500	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	1,627,155
8,685	Total U.S. Guaranteed				9,443,446
	Utilities – 3.3%

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AAA		1,070,620

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB	$980,770

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	2,464,625
4,500	Total Utilities			4,516,015
	Water and Sewer – 8.6%

2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25	11/14 at 100.00	AA	1,997,540

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	60,394

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	372,370

1,750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 4.500%, 8/01/29	8/15 at 100.00	AAA	1,583,138

1,500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/12 at 100.00	AAA	1,552,695

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – MBIA Insured	8/17 at 100.00	AAA	1,615,812
1,585	5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AAA	1,545,343
2,080	5.000%, 8/01/29 – MBIA Insured	8/17 at 100.00	AAA	2,016,102

1,125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA	861,671
12,130	Total Water and Sewer			11,605,065
$137,730	Total Investments (cost $140,295,500) – 99.5%			134,659,061

	Other Assets Less Liabilities – 0.5%			649,459

	Net Assets – 100%			$135,308,520

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

17

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 10.0%

$865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	AAA	$810,920

2,050	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2007L, 5.000%, 10/01/37 – XLCA Insured	No Opt. Call	A3	2,050,000

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	A3	1,344,735

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytecnic Institute, Series 2007, 5.000%, 9/01/37 – MBIA Insured	9/17 at 100.00	AAA	844,978

1,790	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	1,808,544

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	A+	991,760
8,100	Total Education and Civic Organizations			7,850,937
	Health Care – 9.9%

2,000	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – MBIA Insured	8/12 at 100.00	AAA	2,040,020

10	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1989G-2, 7.200%, 7/01/09 – MBIA Insured	7/08 at 100.00	AAA	10,035

1,205	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – MBIA Insured	7/08 at 102.00	AAA	1,129,796

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,007,230

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A	1,349,208

2,290	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/08 at 100.00	AAA	2,295,885
7,905	Total Health Care			7,832,174
	Housing/Multifamily – 5.8%

1,125	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	AAA	971,933

340	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – MBIA Insured (Alternative Minimum Tax)	6/08 at 101.00	AAA	343,614

640	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	7/08 at 102.00	AAA	653,549

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	AAA	2,594,828
4,680	Total Housing/Multifamily			4,563,924
	Long-Term Care – 7.3%

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,545,650

3,185	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)	6/08 at 102.00	AAA	3,209,493
5,685	Total Long-Term Care			5,755,143
	Tax Obligation/General – 32.7%

1,520	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 2/01/17 – FSA Insured	2/13 at 101.00	AAA	1,628,832

1,265	Freetown Lakeville Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/01/15 – MBIA Insured	1/13 at 101.00	AAA	1,335,676

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1998A, 5.000%, 3/01/18 – MBIA Insured	3/08 at 101.00	AAA	$1,010,980

3,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – MBIA Insured	No Opt. Call	AAA	3,387,090

1,500	Monson, Massachusetts, Unlimited Tax General Obligation School Refunding Bonds, Series 1993, 5.500%, 10/15/10 – MBIA Insured	No Opt. Call	AAA	1,601,355

1,250	Northampton, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 9/01/19 – MBIA Insured	9/12 at 101.00	Aaa	1,285,263

190	Northfield, Massachusetts, General Obligation Bonds, Series 1992, 6.350%, 10/15/09 – MBIA Insured	4/08 at 100.00	AAA	190,789

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AAA	1,350,851

1,230	Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002, 5.375%, 6/15/19 – AMBAC Insured	6/12 at 101.00	Aaa	1,294,427

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
420	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	459,619
1,275	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	1,396,163
1,500	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	1,640,190
1,725	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	1,855,169
1,125	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	1,201,298
4,300	5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	4,225,478

1,000	Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – FSA Insured	10/15 at 100.00	Aaa	1,067,220

220	Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 – MBIA Insured	3/08 at 100.00	AAA	220,702

545	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/11 at 100.00	A	569,825
24,415	Total Tax Obligation/General			25,720,927
	Tax Obligation/Limited – 11.2%

560	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AAA	536,973

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 (WI/DD, Settling 3/12/08) – AGC Insured	5/18 at 100.00	AAA	2,379,550

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/22 – XLCA Insured	No Opt. Call	A1	1,028,450

1,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA	1,124,013

900	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 4.750%, 8/15/32 – AMBAC Insured	8/17 at 100.00	AAA	832,563

460	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A	458,344

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	AAA	405,351

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AAA	2,028,060
8,995	Total Tax Obligation/Limited			8,793,304
	Transportation – 5.2%

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – MBIA Insured	7/13 at 100.00	AAA	1,011,320

800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A	719,920

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AAA	483,450

2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 – MBIA Insured	7/08 at 101.00	AAA	1,894,740
4,330	Total Transportation			4,109,430

19

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

February 29, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 13.6% (4)

$455	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aaa		$479,106

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)	10/11 at 105.00	AAA		2,926,700

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – MBIA Insured	7/21 at 100.00	AAA		303,826

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	A	(4)	647,076

850	Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds, Nuclear Project 6, Series 1993A, 5.000%, 7/01/10 – AMBAC Insured (ETM)	5/08 at 100.00	AAA		873,792

1,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002B, 5.500%, 3/01/17 (Pre-refunded 3/01/12) – FSA Insured	3/12 at 100.00	AAA		1,072,910

2,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	2,169,540

2,000	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AAA		2,203,180
9,700	Total U.S. Guaranteed				10,676,130
	Utilities – 2.0%

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AAA		1,605,930
	Water and Sewer – 6.2%

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – FSA Insured	No Opt. Call	AAA		1,062,520

750	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AAA		731,235

1,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A: 5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AAA		1,439,970
875	4.000%, 8/01/46	8/16 at 100.00	AA		670,189

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AAA		964,630
5,125	Total Water and Sewer				4,868,544
$80,435	Total Investments (cost $82,957,781) – 103.9%				81,776,443

	Floating Rate Obligations – (4.9)%				(3,845,000)

	Other Assets Less Liabilities – 1.0%				780,087

	Net Assets – 100%				$78,711,530

20

Forward Swaps outstanding at February 29, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$3,500,000	Pay	3-Month USD-LIBOR	5.030%	Semi-Annually	12/30/08	12/30/28	$44,837

USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate).

As of February 29, 2008, the Fund primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for CIFG-insured, FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

21

Statement of Assets and Liabilities

February 29, 2008

	Massachusetts	Massachusetts Insured
Assets
Investments, at value (cost $140,295,500 and $82,957,781, respectively)	$134,659,061	$81,776,443
Cash	—	2,489,469
Unrealized appreciation on forward swaps	—	44,837
Receivables:
Interest	1,522,693	916,457
Investments sold	2,169,016	—
Shares sold	103,674	63,300
Other assets	555	265
Total assets	138,454,999	85,290,771
Liabilities
Cash overdraft	2,322,849	—
Floating rate obligations	—	3,845,000
Payables:
Investments purchased	—	2,533,600
Shares redeemed	430,758	30,975
Accrued expenses:
Management fees	61,388	34,725
12b-1 distribution and service fees	21,747	14,243
Other	64,758	39,563
Dividends payable	244,979	81,135
Total liabilities	3,146,479	6,579,241
Net assets	$135,308,520	$78,711,530
Class A Shares
Net assets	$67,297,099	$22,561,340
Shares outstanding	7,208,178	2,301,209
Net asset value per share	$9.34	$9.80
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.75	$10.23
Class B Shares
Net assets	$3,518,757	$5,068,138
Shares outstanding	376,322	516,252
Net asset value and offering price per share	$9.35	$9.82
Class C Shares
Net assets	$11,661,098	$10,607,886
Shares outstanding	1,258,946	1,081,587
Net asset value and offering price per share	$9.26	$9.81
Class R Shares
Net assets	$52,831,566	$40,474,166
Shares outstanding	5,668,164	4,112,012
Net asset value and offering price per share	$9.32	$9.84

Net Assets Consist of:
Capital paid-in	$140,165,707	$79,424,688
Undistributed (Over-distribution of) net investment income	167,905	139,942
Accumulated net realized gain (loss) from investments and derivative transactions	611,347	283,401
Net unrealized appreciation (depreciation) of investments and derivative transactions	(5,636,439)	(1,136,501)
Net assets	$135,308,520	$78,711,530

See accompanying notes to financial statements.

22

Statement of Operations

Year Ended February 29, 2008

	Massachusetts	Massachusetts Insured
Investment Income	$7,751,306	$3,880,094
Expenses
Management fees	861,189	426,331
12b-1 service fees – Class A	179,230	42,757
12b-1 distribution and service fees – Class B	39,235	50,835
12b-1 distribution and service fees – Class C	85,570	73,053
Shareholders’ servicing agent fees and expenses	89,668	49,627
Interest expense on floating rate obligations	—	140,883
Custodian’s fees and expenses	83,509	35,403
Trustees’ fees and expenses	4,252	1,971
Professional fees	15,797	11,315
Shareholders’ reports – printing and mailing expenses	35,006	17,905
Federal and state registration fees	13,799	11,665
Other expenses	4,852	2,356
Total expenses before custodian fee credit	1,412,107	864,101
Custodian fee credit	(12,543)	(12,003)
Net expenses	1,399,564	852,098
Net investment income	6,351,742	3,027,996
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,022,761	184,603
Forward swaps	—	97,803
Futures	—	229,296
Change in net unrealized appreciation (depreciation) of:
Investments	(12,683,217)	(4,744,251)
Forward swaps	—	44,837
Net realized and unrealized gain (loss)	(11,660,456)	(4,187,712)
Net increase (decrease) in net assets from operations	$(5,308,714)	$(1,159,716)

See accompanying notes to financial statements.

23

Statement of Changes in Net Assets

	Massachusetts		Massachusetts Insured
	Year Ended 2/29/08	Year Ended 2/28/07	Year Ended 2/29/08	Year Ended 2/28/07
Operations
Net investment income	$6,351,742	$6,450,407	$3,027,996	$3,203,105
Net realized gain (loss) from:
Investments	1,022,761	215,621	184,603	138,762
Forward swaps	—	—	97,803	—
Futures	—	—	229,296	—
Change in net unrealized appreciation (depreciation) of:
Investments	(12,683,217)	1,372,320	(4,744,251)	50,473
Forward swaps	—	—	44,837	—
Net increase (decrease) in net assets from operations	(5,308,714)	8,038,348	(1,159,716)	3,392,340
Distributions to Shareholders
From net investment income:
Class A	(3,406,962)	(3,355,123)	(801,668)	(882,629)
Class B	(127,031)	(159,330)	(159,832)	(176,509)
Class C	(378,304)	(390,834)	(309,402)	(282,435)
Class R	(2,287,730)	(2,354,731)	(1,698,147)	(1,822,106)
From accumulated net realized gains:
Class A	(330,602)	—	(102,071)	(74,035)
Class B	(15,332)	—	(24,271)	(18,358)
Class C	(45,707)	—	(45,784)	(26,500)
Class R	(224,880)	—	(194,817)	(144,728)
Decrease in net assets from distributions to shareholders	(6,816,548)	(6,260,018)	(3,335,992)	(3,427,300)
Fund Share Transactions
Proceeds from sale of shares	18,672,451	48,525,877	9,478,117	2,972,935
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,219,528	2,636,778	2,501,625	2,270,324
	21,891,979	51,162,655	11,979,742	5,243,259
Cost of shares redeemed	(52,961,224)	(26,282,798)	(9,566,192)	(13,269,081)
Net increase (decrease) in net assets from Fund share transactions	(31,069,245)	24,879,857	2,413,550	(8,025,822)
Net increase (decrease) in net assets	(43,194,507)	26,658,187	(2,082,158)	(8,060,782)
Net assets at the beginning of year	178,503,027	151,844,840	80,793,688	88,854,470
Net assets at the end of year	$135,308,520	$178,503,027	$78,711,530	$80,793,688
Undistributed (Over-distribution of) net investment income at the end of year	$167,905	$16,190	$139,942	$80,995

See accompanying notes to financial statements.

24

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”) and Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2008, Massachusetts Insured had outstanding when-issued/delayed delivery purchase commitments of $2,533,600. There were no such outstanding purchase commitments in Massachusetts.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

25

Notes to Financial Statements (continued)

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended February 29, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Insurance

During the fiscal year ended February 29, 2008, Massachusetts Insured invested primarily in municipal securities which were either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Effective March 20, 2008, pursuant to action taken by the Funds’ Board of Trustees, under normal circumstances, Massachusetts Insured must invest at least 80% of its net assets in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least A at the time of purchase. In addition, the Fund must invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase. The Fund may also invest up to 20% of its net assets in municipal securities rated below AA (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

26

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended February 29, 2008, Massachusetts Insured invested in externally-deposited and/or self-deposited inverse floaters. Massachusetts did not invest in any such instruments during the fiscal year ended February 29, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 29, 2008, were as follows:

Massachusetts Insured
Average floating rate obligations	$3,845,000
Average annual interest rate and fees	3.66%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount. Massachusetts Insured was the only Fund to invest in forward interest rate swap transactions during the fiscal year end February 29, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or

27

Notes to Financial Statements (continued)

payable for the variation margin when applicable. Massachusetts Insured was the only Fund to invest in futures contracts during the fiscal year ended February 29, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Massachusetts
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,481,936	$14,595,120	4,518,079	$44,861,404
Class A – automatic conversion of Class B shares	27,927	278,640	54,003	539,806
Class B	36,217	359,048	15,367	152,516
Class C	296,464	2,898,340	251,755	2,490,719
Class R	54,470	541,303	48,477	481,432
Shares issued to shareholders due to reinvestment of distributions:
Class A	99,311	979,577	73,593	734,649
Class B	6,719	66,451	7,826	78,207
Class C	23,328	228,284	18,058	178,864
Class R	197,431	1,945,216	165,096	1,645,058
	2,223,803	21,891,979	5,152,254	51,162,655
Shares redeemed:
Class A	(4,491,915)	(44,143,440)	(1,787,873)	(17,743,859)
Class B	(91,124)	(904,795)	(113,156)	(1,133,161)
Class B – automatic conversion to Class A shares	(27,893)	(278,640)	(53,915)	(539,806)
Class C	(241,874)	(2,383,413)	(310,529)	(3,073,099)
Class R	(529,762)	(5,250,936)	(381,218)	(3,792,873)
	(5,382,568)	(52,961,224)	(2,646,691)	(26,282,798)
Net increase (decrease)	(3,158,765)	$(31,069,245)	2,505,563	$24,879,857

28

	Massachusetts Insured
	Year Ended 2/29/08		Year Ended 2/28/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	557,318	$5,708,243	171,749	$1,764,504
Class A – automatic conversion of Class B shares	8,283	85,747	13,607	140,568
Class B	31,694	324,682	16,540	169,360
Class C	306,647	3,145,107	59,940	616,247
Class R	20,937	214,338	27,463	282,256
Shares issued to shareholders due to reinvestment of distributions:
Class A	65,364	667,024	55,656	573,182
Class B	11,724	119,786	7,628	78,692
Class C	21,735	221,756	17,481	180,007
Class R	145,737	1,493,059	139,208	1,438,443
	1,169,439	11,979,742	509,272	5,243,259
Shares redeemed:
Class A	(350,910)	(3,590,908)	(549,883)	(5,647,219)
Class B	(61,716)	(630,594)	(57,692)	(594,495)
Class B – automatic conversion to Class A shares	(8,275)	(85,747)	(13,594)	(140,568)
Class C	(85,857)	(873,809)	(193,337)	(1,978,540)
Class R	(427,377)	(4,385,134)	(476,122)	(4,908,259)
	(934,135)	(9,566,192)	(1,290,628)	(13,269,081)
Net increase (decrease)	235,304	$2,413,550	(781,356)	$(8,025,822)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 29, 2008, were as follows:

	Massachusetts	Massachusetts Insured
Purchases	$18,570,865	$15,694,969
Sales and maturities	47,657,837	14,884,051

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2008, the cost of investments was as follows:

	Massachusetts	Massachusetts Insured
Cost of investments	$140,282,160	$79,054,472

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2008, were as follows:

	Massachusetts	Massachusetts Insured
Gross unrealized:
Appreciation	$1,484,116	$1,459,864
Depreciation	(7,107,215)	(2,581,758)
Net unrealized appreciation (depreciation) of investments	$(5,623,099)	$(1,121,894)

29

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2008, the Funds’ tax year end, were as follows:

	Massachusetts	Massachusetts Insured
Undistributed net tax-exempt income*	$621,703	$327,089
Undistributed net ordinary income**	5,498	165,132
Undistributed net long-term capital gains	611,361	124,866

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 8, 2008, paid on March 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2008 and February 28, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income***	$6,263,506	$2,963,989
Distributions from net ordinary income**	14,047	—
Distributions from net long-term capital gains****	616,521	366,943

2007	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$6,174,799	$3,179,642
Distributions from net ordinary income**	—	2,043
Distributions from net long-term capital gains	—	263,621
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2008, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (6)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2008.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of February 29, 2008, the complex-level fee rate was .1869%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

30

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 29, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Massachusetts	Massachusetts Insured
Sales charges collected (unaudited)	$67,697	$40,528
Paid to financial intermediaries (unaudited)	58,067	36,447

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Massachusetts	Massachusetts Insured
Commission advances (unaudited)	$23,143	$48,708

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2008, the Distributor retained such 12b-1 fees as follows:

	Massachusetts	Massachusetts Insured
12b-1 fees retained (unaudited)	$48,255	$51,945

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

31

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2008, as follows:

	Massachusetts	Massachusetts Insured
CDSC retained (unaudited)	$20,319	$4,312

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. As of February 29, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2008, to shareholders of record on March 28, 2008, as follows:

	Massachusetts	Massachusetts Insured
Dividend per share:
Class A	$.0325	$.0320
Class B	.0265	.0255
Class C	.0280	.0270
Class R	.0340	.0335

Recent Fund Policy Changes

On March 31, 2008, the Nuveen mutual funds announced the following policy changes applicable to the Funds effective May 1, 2008:

•

The period after purchase for which a 1% CDSC is imposed on Class A Share purchases of $1 million or more will be reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A shares purchased prior to May 1, 2007 that have not been redeemed prior to May 1, 2008, will no longer be subject to a CDSC;

•	The Funds will cease offering new Class B Shares to the public and will only issue Class B Shares upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment; and

•	Class R Shares will be renamed Class I Shares.

32

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MASSACHUSETTS											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.11	$.39	$(.74)	$(.35)	$(.38)	$(.04)	$(.42)	$9.34	(3.61)%	$67,297.88%		3.90%	.88%	3.90%	.87%	3.90%	12%
2007	10.03	.38	.07	.45	(.37)	—	(.37)	10.11	4.62	102,045.87		3.82	.87	3.82	.85	3.84	4
2006	10.09	.39	(.03)	.36	(.39)	(.03)	(.42)	10.03	3.65	72,519.88		3.86	.88	3.86	.86	3.87	9
2005	10.13	.41	(.04)	.37	(.41)	—	(.41)	10.09	3.75	45,302.91		4.06	.91	4.06	.91	4.06	11
2004	9.98	.42	.16	.58	(.43)	—	(.43)	10.13	5.95	28,720.94		4.25	.94	4.25	.93	4.25	22
Class B (3/97)
2008	10.13	.31	(.74)	(.43)	(.31)	(.04)	(.35)	9.35	(4.41)	3,519	1.63	3.15	1.63	3.15	1.63	3.15	12
2007	10.04	.31	.08	.39	(.30)	—	(.30)	10.13	3.96	5,989	1.62	3.07	1.62	3.07	1.60	3.09	4
2006	10.11	.31	(.03)	.28	(.32)	(.03)	(.35)	10.04	2.80	5,989	1.64	3.09	1.64	3.09	1.62	3.11	9
2005	10.15	.33	(.04)	.29	(.33)	—	(.33)	10.11	3.00	7,300	1.66	3.30	1.66	3.30	1.65	3.31	11
2004	10.01	.35	.15	.50	(.36)	—	(.36)	10.15	5.07	7,976	1.68	3.49	1.68	3.49	1.68	3.50	22
Class C (10/94)
2008	10.04	.33	(.75)	(.42)	(.32)	(.04)	(.36)	9.26	(4.27)	11,661	1.44	3.35	1.44	3.35	1.43	3.36	12
2007	9.95	.33	.08	.41	(.32)	—	(.32)	10.04	4.19	11,853	1.42	3.27	1.42	3.27	1.40	3.29	4
2006	10.02	.33	(.03)	.30	(.34)	(.03)	(.37)	9.95	3.01	12,160	1.44	3.30	1.44	3.30	1.42	3.32	9
2005	10.06	.35	(.04)	.31	(.35)	—	(.35)	10.02	3.21	11,160	1.46	3.50	1.46	3.50	1.45	3.51	11
2004	9.92	.37	.14	.51	(.37)	—	(.37)	10.06	5.31	11,025	1.48	3.69	1.48	3.69	1.48	3.70	22
Class R (12/86)
2008	10.09	.41	(.74)	(.33)	(.40)	(.04)	(.44)	9.32	(3.45)	52,832.69		4.10	.69	4.10	.68	4.11	12
2007	10.01	.40	.07	.47	(.39)	—	(.39)	10.09	4.81	60,022.67		4.02	.67	4.02	.65	4.04	4
2006	10.07	.41	(.03)	.38	(.41)	(.03)	(.44)	10.01	3.84	61,177.68		4.05	.68	4.05	.67	4.06	9
2005	10.11	.42	(.04)	.38	(.42)	—	(.42)	10.07	3.95	63,379.71		4.25	.71	4.25	.70	4.26	11
2004	9.96	.44	.16	.60	(.45)	—	(.45)	10.11	6.16	65,483.73		4.45	.73	4.45	.72	4.45	22

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MASSACHUSETTS INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.37	$.39	$(.53)	$(.14)	$(.38)	$(.05)	$(.43)	$9.80	(1.42)%	$22,561	1.08%	3.79%	1.08%	3.79%	1.06%	3.80%	18%
2007	10.37	.39	.02	.41	(.38)	(.03)	(.41)	10.37	3.48	20,958	1.06	3.75	1.06	3.75	1.05	3.76	6
2006	10.44	.40	(.04)	.36	(.39)	(.04)	(.43)	10.37	3.48	24,153.90		3.79	.90	3.79	.89	3.81	14
2005	10.72	.41	(.21)	.20	(.42)	(.06)	(.48)	10.44	1.95	21,233.91		3.95	.91	3.95	.90	3.95	26
2004	10.54	.43	.19	.62	(.44)	—	(.44)	10.72	6.03	21,179.93		4.11	.93	4.11	.92	4.12	36
Class B (3/97)
2008	10.38	.31	(.51)	(.20)	(.31)	(.05)	(.36)	9.82	(2.07)	5,068	1.83	3.04	1.83	3.04	1.81	3.05	18
2007	10.38	.31	.03	.34	(.31)	(.03)	(.34)	10.38	3.33	5,635	1.81	3.00	1.81	3.00	1.80	3.02	6
2006	10.45	.32	(.04)	.28	(.31)	(.04)	(.35)	10.38	2.70	6,121	1.65	3.04	1.65	3.04	1.64	3.05	14
2005	10.73	.33	(.21)	.12	(.34)	(.06)	(.40)	10.45	1.19	6,759	1.66	3.20	1.66	3.20	1.65	3.20	26
2004	10.55	.35	.19	.54	(.36)	—	(.36)	10.73	5.24	7,183	1.68	3.37	1.68	3.37	1.67	3.37	36
Class C (9/94)
2008	10.37	.33	(.52)	(.19)	(.32)	(.05)	(.37)	9.81	(1.90)	10,608	1.63	3.24	1.63	3.24	1.61	3.25	18
2007	10.36	.33	.03	.36	(.32)	(.03)	(.35)	10.37	3.62	8,700	1.61	3.21	1.61	3.21	1.60	3.22	6
2006	10.44	.34	(.05)	.29	(.33)	(.04)	(.37)	10.36	2.78	9,895	1.45	3.24	1.45	3.24	1.44	3.25	14
2005	10.71	.35	(.20)	.15	(.36)	(.06)	(.42)	10.44	1.46	11,981	1.46	3.40	1.46	3.40	1.45	3.40	26
2004	10.53	.37	.19	.56	(.38)	—	(.38)	10.71	5.43	12,879	1.48	3.56	1.48	3.56	1.47	3.57	36
Class R (12/86)
2008	10.41	.41	(.53)	(.12)	(.40)	(.05)	(.45)	9.84	(1.24)	40,474.88		3.99	.88	3.99	.86	4.00	18
2007	10.40	.41	.03	.44	(.40)	(.03)	(.43)	10.41	4.39	45,501.86		3.96	.86	3.96	.85	3.97	6
2006	10.47	.42	(.04)	.38	(.41)	(.04)	(.45)	10.40	3.64	48,685.70		3.99	.70	3.99	.69	4.00	14
2005	10.75	.43	(.21)	.22	(.44)	(.06)	(.50)	10.47	2.12	50,432.71		4.15	.71	4.15	.70	4.15	26
2004	10.56	.45	.20	.65	(.46)	—	(.46)	10.75	6.30	54,344.73		4.31	.73	4.31	.72	4.32	36

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each share class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended February 28/29:
2008	.18%
2007	.17
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 18, 2008

35

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	184

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	184

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	184

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	182

36

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	184

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	184

Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	184

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	184

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (2002-2005) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	184

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	64

37

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC. (since 2002); Rittenhouse Asset Management, Inc. (since 2003); Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasury of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4), Chartered Financial Analyst.	184

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	184

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	184

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	184

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	184

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	184

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	184

38

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	184

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	184

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	184

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	64

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	184

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

39

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

40

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

41

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-MA-0208D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 29, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	13,095	0	1,744	0
California Insured Municipal Bond Fund	12,093	0	1,516	0
New York Municipal Municipal Bond Fund	15,287	0	2,146	0
New York Insured Municipal Municipal Bond Fund	13,774	0	1,844	0
Massachusetts Municipal Bond Fund	10,705	0	1,231	0
Massachusetts Insured Municipal Bond Fund	8,703	0	838	0
Connecticut Municipal Bond Fund	13,363	0	1,779	0
New Jersey Municipal Bond Fund	11,063	0	1,314	0
California High Yield Bond Fund	7,493	0	621	0

Total	$105,576	$0	$13,032	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Municipal Bond Fund	0	0	0	0
New York Insured Municipal Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	0	0	0	0

Fiscal Year Ended February 28, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	12,425	0	1,288	0
California Insured Municipal Bond Fund	12,073	0	1,106	0
New York Municipal Municipal Bond Fund	14,644	0	1,720	0
New York Insured Municipal Municipal Bond Fund	14,037	0	1,484	0
Massachusetts Municipal Bond Fund	9,824	0	782	0
Massachusetts Insured Municipal Bond Fund	8,436	0	378	0
Connecticut Municipal Bond Fund	12,912	0	1,322	0
New Jersey Municipal Bond Fund	10,279	0	852	0
California High Yield Bond Fund	8,692	0	47	0

Total	$103,322	$0	$8,979	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Municipal Bond Fund	0	0	0	0
New York Insured Municipal Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM Not necessary b/c not used later that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended February 29, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended February 29, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	1,744	0	0	1,744
California Insured Municipal Bond Fund	1,516	0	0	1,516
New York Municipal Municipal Bond Fund	2,146	0	0	2,146
New York Insured Municipal Municipal Bond Fund	1,844	0	0	1,844
Massachusetts Municipal Bond Fund	1,231	0	0	1,231
Massachusetts Insured Municipal Bond Fund	838	0	0	838
Connecticut Municipal Bond Fund	1,779	0	0	1,779
New Jersey Municipal Bond Fund	1,314	0	0	1,314
California High Yield Bond Fund	621	0	0	621

Total	$13,032	$0	$0	$13,032

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended February 28, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	1,288	0	0	1,288
California Insured Municipal Bond Fund	1,106	0	0	1,106
New York Municipal Municipal Bond Fund	1,720	0	0	1,720
New York Insured Municipal Municipal Bond Fund	1,484	0	0	1,484
Massachusetts Municipal Bond Fund	782	0	0	782
Massachusetts Insured Municipal Bond Fund	378	0	0	378
Connecticut Municipal Bond Fund	1,322	0	0	1,322
New Jersey Municipal Bond Fund	852	0	0	852
California High Yield Bond Fund	47	0	0	47

Total	$8,979	$0	$0	8,979

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date May 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date May 8, 2008